UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway,

Short Hills, NJ 07078-2705

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway,

San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (210) 912-2100

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1.	Reports to Stockholders.

Annual Report and Shareholder Letter December 31, 2017

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Franklin Mutual Beacon Fund Shareholder:

Securities markets benefited from a confluence of positive economic, financial and political trends during 2017. The global economy entered a synchronized pace of modest and steady growth, corporate earnings strengthened in the US, Europe and Japan, and US equity market volatility remained at historically low levels. A number of political risks identified at the start of 2017, such as the success of far-right parties in Europe, Brexit negotiations and the Trump administration’s ability to enact its policy agenda, also dissipated or became less immediate for investors as the year progressed. For the year ended December 31, 2017, US stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), produced a +21.83% total return.1 Stocks in global developed markets, as measured by the MSCI World Index, returned +23.07%, and investment-grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, posted a +3.54% total return.1

In many equity markets, the trend of growth stocks outpacing value stocks continued. The Russell 1000® Growth Index returned +30.21%, while the Russell 1000® Value Index returned +13.66%.1 The difference in performance has been driven in large part by a rally in internet and software stocks, which dominated the S&P 500 Growth Index. In addition, the S&P 500 Value Index has components that we believe are facing disruption from new technology (e.g., the rapid market share shift to online retailing from traditional bricks and mortar retailers that are often labeled as value stocks). Exacerbating the disruption is the reality that many new technology companies are able to innovate without the need to show immediate profits.

1. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

We do not know how long these trends will continue, but historically, periods of strong performance by growth stocks have eventually been followed by relatively weaker performance. Given that unemployment has continued to decline in most developed markets and the US Federal Reserve has taken its first steps toward monetary normalization, value-oriented stocks may become more attractive to investors, particularly within cyclical sectors of the equity markets such as industrials, consumer discretionary and financials.

A stellar 2017 for equity markets also pushed up common valuation metrics, such as price-to-earnings. Valuation is a critical factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. We remain committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Although the investment landscape appears favorable as we enter 2018, it is worth remembering that securities markets are dynamic and constantly evolving. Therefore, we believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Mutual Beacon Fund

This annual report for Franklin Mutual Beacon Fund covers the fiscal year ended December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in equity securities of US and foreign companies that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large-cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest a substantial portion, potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares delivered a +14.39% cumulative total return for the 12 months ended December 31, 2017. In comparison, the Fund’s benchmark, the MSCI World Index (USD), which tracks stock performance in global developed markets, generated a +23.07% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period under review. In this environment, global developed and emerging market stocks generated a +24.62% total return, as

Geographic Composition*

Based on Total Net Assets as of 12/31/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The Fund held 38.5% of total net assets in foreign securities.

measured by the MSCI All Country World Index.1 Global markets were aided by price gains in oil and other commodities, generally upbeat economic data across regions, the European Central Bank’s (ECB’s) extension of its monetary easing program, and investor optimism about pro-growth and pro-business policies in the US. The prospect for reforms in the European Union (EU) with Emmanuel Macron’s election as France’s president, encouraging corporate earnings reports and the passage of the US tax reform bill also supported global stocks.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

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However, global markets reflected investor concerns about the terms of the UK’s exit from the EU, political uncertainty in the US and the EU, and geopolitical tensions in the Korean peninsula and other regions. Other concerns included the health of European banks, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and comments from key central bankers around the world about potentially raising interest rates.

After strengthening in 2017’s second and third quarters, the US economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The unemployment rate decreased from 4.7% in December 2016, as reported at the beginning of the 12-month period, to 4.1% at period-end.2 Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, as reported at the beginning of the 12-month period, and while it varied over the 12-month period, remained unchanged at period-end.2 The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times during the period, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed confirmed that the monthly balance sheet reduction would increase from US$10 billion to US$20 billion beginning in January 2018.

In Europe, the UK’s economic growth moderated in 2017 compared to 2016, largely due to slower growth in the services sector. In November, the Bank of England raised its key policy rate 0.25%, its first increase in a decade. The eurozone’s growth accelerated in 2017’s second and third quarters, but moderated in the fourth quarter. However, the eurozone’s 2017 economic growth rate of 2.5% was the fastest in a decade.3 The bloc’s annual inflation rate, while low, ended higher than in December 2016. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s quarterly gross domestic product (GDP) grew for the seventh consecutive quarter, although third-quarter 2017 growth was lower than the previous quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew for the third consecutive quarter, although third-quarter 2017 growth slowed from the previous quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s GDP grew in 2017’s first three quarters compared to the prior-year periods, amid the Bank of Russia’s continued policy support. China’s GDP grew faster in 2017 than in 2016, supported by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, produced a substantial +37.75% total return during the period.1

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

2. Source: Bureau of Labor Statistics.

3. Source: Eurostat.

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The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”? To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In 2017, an improving economic and political backdrop helped drive most equity markets higher. The positive performances were broad based, spanning across most regions and sectors, and complemented by minimal volatility. Global markets were aided by generally upbeat economic data, improved corporate earnings in the US, Europe and Japan, as well as improved industrial commodity prices, most notably crude oil. In addition, the most significant political risks identified by investors heading into 2017 failed to materialize.

In the US, markets began 2017 rallying as investors hoped that a Republican sweep of US elections in November 2016 would lead to a general loosening in regulations and tax reform, including lower corporate tax rates. Although the Trump administration’s policy agenda was hindered by political gridlock, efforts to loosen federal regulations yielded some results and tax reform legislation was finally passed in late December. Improving economic activity and corporate earnings appeared to be the most meaningful equity market catalysts during much of 2017. However, the modest level of economic growth and low interest rates pushed investors to keep favoring growth stocks. During the period, the Russell 1000® Growth Index generated a total return of +30.21%, while the Russell

1000® Value Index posted a total return of +13.66%.4 Within the Russell 1000® Growth Index, stocks with the largest weightings were technology firms that dominated the headlines: Apple,5 Alphabet (a.k.a. Google),5 Microsoft, Amazon.com5 and Facebook.5

European equity markets started 2017 slowly, but positive political events and improved economic data fueled strong performances during the period. Elections in Europe produced outcomes generally regarded as positive economically as far-right parties largely failed to gain political power in national elections. Investors were particularly encouraged by the presidential election outcome in France. The reform-minded, centrist candidate, Emmanuel Macron, won the French presidential election in May and quickly began to push his agenda, most notably labor decrees giving employers in France greater freedom in negotiating contracts directly with workers. Amid all the positive events, the UK remained the most significant outlier. In the UK, a June 2017 snap election resulting in no party having a majority in Parliament appeared to make a “hard Brexit,” in which the UK leaves the European Union (EU) in March 2019 without a negotiated deal, even more likely than before. Although the UK and EU appeared to make some progress late in the year, the snap election results left the Conservative Party in a precarious position and with the risk of another election in the near future.

As value investors, we seek to invest prudently in securities that we believe represent good value, but adjust our views accordingly as the world around us changes. The media industry is a recent example of this approach. The Top 10 Sectors/Industries table on page 6 lists media and other leading industries in which the Fund currently invests. The media industry became a significant area of investment interest in the latter stages of the year due to significant structural changes. Since the 1980s, most Americans received their TV entertainment as part of a bundle from a cable provider. Disparate networks were combined and sold as packages, with annual price increases justified by the inclusion of more networks. Consumers rarely had the option to unbundle cable packages and most markets had no direct competition. However, the growth of fixed and mobile broadband connectivity ushered in the opportunity to bypass traditional distributors through the delivery of film and TV content over the internet and the launch of direct-to-consumer offerings by

4. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

5. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

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TV networks. The growing popularity of new digital options has driven cable providers to roll out lower-priced packages with fewer channels. This evolution has begun to create winners and losers among networks and new opportunities for investors.

Pay TV subscription among US households peaked in 2009 at close to 100 million homes. Initially, the decline in subscribers was moderate, but has accelerated since 2015, reaching a pace of more than 2% per year in 2017. At first, media companies benefited from digital distribution by using it as an additional outlet for selling content. With the cannibalization of traditional platforms accelerating, media companies have begun to respond. The necessity for greater scale in content development and direct access to consumers is driving investment and merger decisions in the industry. From our standpoint, we are looking for networks with the most attractive content relative to the price they have been charging and may be able to charge in the future.

The Fund initiated a position in Walt Disney in the latter half of 2017. We believe Disney is well positioned to benefit from the evolution toward a more direct-to-consumer distribution model. In our view, Disney has one of the best intellectual property (IP) portfolios in all of media with a stable of globally recognized proprietary characters upon which to build a strong direct-to-consumer franchise. If Disney is successful in its bid to acquire the bulk of Twenty-First Century Fox’s5 content assets, the deal would further strengthen its IP portfolio and its content development scale. As it has done with its own IP, Disney would likely be able to leverage Fox’s content into attractions at its theme parks as well as consumer products. The acquisition would offer potential cost synergies that would likely offset some of the investments in the direct-to-consumer service. Under the leadership of chief executive officer Bob Iger, Disney has been effective in integrating acquired companies and navigating through a changing media landscape. Iger’s commitment to remain at the helm through 2021 strengthens our belief that the company should be able to execute on this opportunity.

Merger and acquisition activity remained healthy in 2017, although the pace of activity appeared to decelerate slightly compared to 2016 due to less favorable political and regulatory conditions in the US, the UK and China. In the US, several key regulatory agencies remain short of members, including the Federal Communications Commission and the Federal Trade Commission. Many large deals continued to wind their way through prolonged regulatory reviews, including Bayer’s5 acquisition of Monsanto, AT&T’s acquisition of Time Warner,5 and Twenty-First Century Fox’s5 offer for Sky.

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/17

% of Total Net Assets
Media	12.1%
Pharmaceuticals	11.2%
Banks	10.6%
Software	7.6%
Oil, Gas & Consumable Fuels	5.9%
Health Care Equipment & Supplies	4.2%
Wireless Telecommunication Services	3.5%
IT Services	3.5%
Consumer Finance	3.5%
Communications Equipment	3.4%

Credit spreads narrowed in 2017 for higher quality and high yield credit, albeit with some minor bouts of volatility. The broad-based decrease in yield differentials between bonds with the same maturity but different credit quality provided the Fund with the opportunity to exit a number of opportunities that presented themselves in early 2016, including several bond offerings related to leveraged acquisitions, as prices improved, yield premium over Treasuries shrank, and the risk-adjusted returns were no longer mispriced. As the year progressed and investors became more willing buyers of credit, mispriced risk became more difficult to find, in our opinion. In times when the credit markets fluctuate and value is difficult to identify, we believe our industry specific expertise, deep fundamental analysis with a focus on cash flow, and intensive credit and covenant review combine seamlessly and provide us with different ways of looking at the same ideas others may disregard.

Fund Performance

Turning to Fund performance, top positive contributors included US-based aerospace and oilfield services provider KLX, South Korea-based Samsung Electronics and US-based multinational industrial technology company Sensata Technologies. Samsung Electronics and Sensata Technologies are listed among the Fund’s largest positions in the Top 10 Equity Holdings table on page 7.

KLX provides logistics support to aerospace and oil and gas firms. The stock price rose as market fundamentals and KLX’s operational performance remained positive. In December, KLX posted better-than-expected quarterly results and announced a new share buyback plan. Within its aerospace solutions group, KLX gained market share. Management also stated its belief that an upturn in military and business jet demand may begin in 2018, as new business jets are slated to enter the market and the

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Top 10 Equity Holdings

12/31/17

Company Sector/Industry, Country	% of Total Net Assets

Vodafone Group PLC	3.6%
Wireless Telecommunication Services, UK

Capital One Financial Corp.	3.5%
Consumer Finance, US

JPMorgan Chase & Co.	3.4%
Banks, US

Medtronic PLC	3.2%
Health Care Equipment & Supplies, US

Sensata Technologies Holding NV	3.2%
Electrical Equipment, US

Royal Dutch Shell PLC	3.2%
Oil, Gas & Consumable Fuels, UK

Novartis AG	3.2%
Pharmaceuticals, Switzerland

Koninklijke KPN NV	3.1%
Diversified Telecommunication Services, Netherlands

Samsung Electronics Co. Ltd.	3.1%
Technology Hardware, Storage & Peripherals, South Korea

Societe Generale SA	3.0%
Banks, France

US military refocuses money on its aircraft. KLX saw increased demand within its energy solutions group, while its cost cutting efforts positively impacted the operating margin. The company also announced that it retained advisers to review strategic alternatives, with a focus on maximizing shareholder value.

Samsung Electronics is a low cost provider of dynamic random-access memory and flash memory products, smartphones, consumer electronics and other goods. For investors, Samsung’s solid operating results outweighed both the conviction of Samsung vice chairman Jay Y. Lee for his involvement in a government bribery scandal and escalating tensions between North Korea and the international community. Samsung reported strong sales in its core businesses, including memory chips and OLED (organic light-emitting diode) displays. Sales of its newest generation of smartphones during 2017 exceeded market expectations. Shareholder-friendly actions also boosted shares of Samsung, including a plan to cancel existing treasury shares held by the company and the announcement of significant dividend increases in 2017 and 2018.

Sensata Technologies is a multinational industrial technology company specializing in sensors and controls. Sensata was able to improve its operational performance during the period.

Quarterly results released in July 2017 showed stronger demand from non-auto markets, such as heavy vehicles, HVAC (heating, ventilation, and air conditioning) and industrials, which boosted organic growth and contributed to an increase in the operating margin. At the same time, management raised its full-year 2017 revenue guidance. In December 2017, investors also reacted positively to management’s three-year outlook for revenues that implied a re-acceleration in Sensata’s core business and its reiteration of solid margin expansion.

During the period under review, Fund investments that detracted from performance included US-based industrials company General Electric (GE), Israel-based pharmaceutical services provider Teva Pharmaceuticals and US-based drugstore chain Rite Aid.

The stock price of GE, an industrials company with a wide range of business units, declined as investors became more discouraged about the company’s poor cash flow generation, significantly underfunded pension liability, bloated cost structure, and increased competition and overcapacity in the power market. Intensifying pressure by activist investors led to chief executive officer (CEO) Jeffrey Immelt’s resignation in June 2017 and the promotion of John Flannery to CEO. However, GE’s stock price continued to slide after the company lowered its 2017 earnings guidance in October, which heightened investor concerns about a potential dividend cut. A dividend cut of 50%, larger than most investors had speculated, was announced in November, along with the incoming CEO’s plan for portfolio optimization and significant cost reductions. These negative events have not altered our view that GE has well-positioned businesses. If GE delivers on its plan to improve free cash flow generation and reduce overhead expenses, we believe there is upside potential for its stock price.

Teva Pharmaceutical Industries experienced a challenging year. In January 2017, Teva provided lower earnings guidance and a US federal court invalidated four patents for the company’s top-selling multiple sclerosis drug Copaxone. The resignations of Teva’s chief executive officer (CEO) and chief financial officer in the first half of 2017 further hindered Teva’s stock price. In the second half of the year, weak operating results, a dividend cut and a debt rating downgrade escalated investor concerns. The company managed to ease investor anxiety later in 2017, in our view, with the appointment of Kare Schultz, a well-regarded industry veteran as the new CEO, as well as the divestiture of certain non-core assets and amendment to certain debt instruments. We were also encouraged by the details of a restructuring plan announced by the new CEO in December.

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Shares of Rite Aid steadily declined during the period as a deal to be acquired by Walgreens Boots Alliance fell apart. The transaction was mired in antitrust review by the Federal Trade Commission (FTC) and in June 2017, Walgreens terminated the merger agreement. Rite Aid subsequently agreed to sell a significant number of its stores and related distribution assets to Walgreens. The new agreement was approved by the FTC in September 2017, but investors were skeptical of Rite Aid’s ability to successfully compete against larger industry peers and potential new competitors, such as Amazon.com.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-US dollar investments. The currency forwards and futures had a negative impact on the Fund’s performance because of the depreciation of the US dollar versus the hedged currencies.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Beacon Fund. We look forward to continuing to serve your investment needs.

Christian Correa, CFA Co-Portfolio Manager

Mandana Hormozi Co-Portfolio Manager

Aman Gupta, CFA Assistant Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Christian Correa has been portfolio manager for Franklin Mutual Beacon Fund since 2007 and a co-portfolio manager since December 2010. He joined Franklin Templeton Investments in 2003 and serves as Director of Research for Franklin Mutual Advisers. Previously, he covered merger arbitrage and special situations at Lehman Brothers Holdings Inc.

Mandana Hormozi has been a co-portfolio manager for Franklin Mutual Beacon Fund since 2010 and was assistant portfolio manager for the Fund since 2009. Before that, she was assistant portfolio manager for Franklin Mutual Global Discovery Fund since 2007. She has been an analyst for Franklin Mutual Advisers since 2003, when she joined Franklin Templeton Investments. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.

Aman Gupta has been assistant portfolio manager for Franklin Mutual Beacon Fund since December 2013 and has been an analyst for Franklin Mutual Advisers since 2010. Previously, Mr. Gupta was a senior equity analyst and director at Evergreen Investments, where he covered the health care industry with additional responsibilities in the consumer and industrials sectors.

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Performance Summary as of December 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
1-Year	+14.39%	+14.39%
5-Year	+75.60%	+11.92%
10-Year	+72.06%	+5.58%

A
1-Year	+14.09%	+7.51%
5-Year	+73.21%	+10.30%
10-Year	+67.22%	+4.66%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class Z (1/1/08–12/31/17)

Class A (1/1/08–12/31/17)

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/17–12/31/17)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

Z	$0.3070	$0.0463	$0.5232	$0.8765

A	$0.2642	$0.0463	$0.5232	$0.8337

C	$0.1316	$0.0463	$0.5232	$0.7011

R	$0.2115	$0.0463	$0.5232	$0.7810

R6	$0.3203	$0.0463	$0.5232	$0.8898

Total Annual Operating Expenses4

Share Class
Z	0.80%
A	1.05%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Source: Morningstar. The MSCI World Index (USD) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

12	Annual Report	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/171,[2]	Net Annualized Expense Ratio[2]
Z	$1,000	$1,051.80	$4.14	$1,021.17	$4.08	0.80%
A	$1,000	$1,050.30	$5.43	$1,019.91	$5.35	1.05%
C	$1,000	$1,046.30	$9.28	$1,016.13	$9.15	1.80%
R	$1,000	$1,048.90	$6.71	$1,018.65	$6.61	1.30%
R6	$1,000	$1,051.40	$3.77	$1,021.53	$3.72	0.73%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	13

FRANKLIN MUTUAL BEACON FUND

Financial Highlights

	Year Ended December 31,
	2017	2016	2015	2014	2013

Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.30	$14.30	$16.59	$16.91	$13.36
Income from investment operations[a]:
Net investment income[b]	0.29	0.37[c]	0.29	0.54[d]	0.31
Net realized and unrealized gains (losses)	1.90	1.93	(0.99)	0.62	3.56
Total from investment operations	2.19	2.30	(0.70)	1.16	3.87
Less distributions from:
Net investment income	(0.31)	(0.37)	(0.37)	(0.69)	(0.32)
Net realized gains	(0.57)	(0.93)	(1.22)	(0.79)	—
Total distributions	(0.88)	(1.30)	(1.59)	(1.48)	(0.32)
Net asset value, end of year	$16.61	$15.30	$14.30	$16.59	$16.91

Total return	14.39%	16.11%	(4.14)%	6.82%	29.11%

Ratios to average net assets
Expenses[e,f]	0.78%	0.80%	0.84%[g]	0.83%	0.80%
Expenses incurred in connection with securities sold short	—%	0.01%	0.04%	0.04%	—%[h]
Net investment income	1.78%	2.48%[c]	1.73%	3.14%[d]	2.02%

Supplemental data
Net assets, end of year (000’s)	$2,700,327	$2,564,120	$2,420,165	$2,774,929	$2,876,322
Portfolio turnover rate	24.80%	30.94%	35.80%	40.06%	32.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.81%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.

eBenefit of expense reduction rounds to less than 0.01%.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

14	Annual Report	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.18	$14.20	$16.47	$16.80	$13.28

Income from investment operations[a]:

Net investment income[b]	0.25	0.33[c]	0.24	0.49[d]	0.26

Net realized and unrealized gains (losses)	1.87	1.91	(0.97)	0.60	3.54

Total from investment operations	2.12	2.24	(0.73)	1.09	3.80

Less distributions from:

Net investment income	(0.26)	(0.33)	(0.32)	(0.63)	(0.28)

Net realized gains	(0.57)	(0.93)	(1.22)	(0.79)	—

Total distributions	(0.83)	(1.26)	(1.54)	(1.42)	(0.28)

Net asset value, end of year	$16.47	$15.18	$14.20	$16.47	$16.80

Total return[e]	14.09%	15.80%	(4.33)%	6.48%	28.70%

Ratios to average net assets

Expenses[f,g]	1.03%	1.05%	1.12%[h]	1.13%	1.10%

Expenses incurred in connection with securities sold short	—%	0.01%	0.04%	0.04%	—%[i]

Net investment income	1.53%	2.23%[c]	1.45%	2.84%[d]	1.72%

Supplemental data

Net assets, end of year (000’s)	$983,048	$992,306	$1,019,568	$1,101,706	$1,148,409

Portfolio turnover rate	24.80%	30.94%	35.80%	40.06%	32.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.56%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	15

FRANKLIN MUTUAL BEACON FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.06	$14.10	$16.36	$16.70	$13.21

Income from investment operations[a]:

Net investment income[b]	0.12	0.22[c]	0.12	0.37[d]	0.15

Net realized and unrealized gains (losses)	1.86	1.88	(0.96)	0.59	3.51

Total from investment operations	1.98	2.10	(0.84)	0.96	3.66

Less distributions from:

Net investment income	(0.13)	(0.21)	(0.20)	(0.51)	(0.17)

Net realized gains	(0.57)	(0.93)	(1.22)	(0.79)	—

Total distributions	(0.70)	(1.14)	(1.42)	(1.30)	(0.17)

Net asset value, end of year	$16.34	$15.06	$14.10	$16.36	$16.70

Total return[e]	13.25%	14.94%	(5.06)%	5.78%	27.79%

Ratios to average net assets

Expenses[f,g]	1.78%	1.80%	1.84%[h]	1.83%	1.80%

Expenses incurred in connection with securities sold short	—%	0.01%	0.04%	0.04%	—%[i]

Net investment income	0.78%	1.48%[c]	0.73%	2.14%[d]	1.02%

Supplemental data

Net assets, end of year (000’s)	$260,113	$275,138	$285,333	$320,832	$336,222

Portfolio turnover rate	24.80%	30.94%	35.80%	40.06%	32.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.81%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.01	$14.05	$16.33	$16.68	$13.19

Income from investment operations[a]:

Net investment income[b]	0.21	0.30[c]	0.20	0.44[d]	0.23

Net realized and unrealized gains (losses)	1.84	1.89	(0.97)	0.61	3.50

Total from investment operations	2.05	2.19	(0.77)	1.05	3.73

Less distributions from:

Net investment income	(0.21)	(0.30)	(0.29)	(0.61)	(0.24)

Net realized gains	(0.57)	(0.93)	(1.22)	(0.79)	—

Total distributions	(0.78)	(1.23)	(1.51)	(1.40)	(0.24)

Net asset value, end of year	$16.28	$15.01	$14.05	$16.33	$16.68

Total return	13.76%	15.58%	(4.61)%	6.31%	28.34%

Ratios to average net assets

Expenses[e,f]	1.28%	1.30%	1.34%[g]	1.33%	1.30%

Expenses incurred in connection with securities sold short	—%	0.01%	0.04%	0.04%	—%[h]

Net investment income	1.28%	1.98%[c]	1.23%	2.64%[d]	1.52%

Supplemental data

Net assets, end of year (000’s)	$1,601	$2,035	$2,343	$2,246	$1,956

Portfolio turnover rate	24.80%	30.94%	35.80%	40.06%	32.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.31%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.

eBenefit of expense reduction rounds to less than 0.01%.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	17

FRANKLIN MUTUAL BEACON FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016	2015	2014	2013[a]
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.30	$14.30	$16.58	$16.88	$14.77

Income from investment operations[b]:

Net investment income[c]	0.37	0.38[d]	0.30	0.56[e]	0.24

Net realized and unrealized gains (losses)	1.82	1.93	(0.98)	0.63	2.21

Total from investment operations	2.19	2.31	(0.68)	1.19	2.45

Less distributions from:

Net investment income	(0.32)	(0.38)	(0.38)	(0.70)	(0.34)

Net realized gains	(0.57)	(0.93)	(1.22)	(0.79)	—

Total distributions	(0.89)	(1.31)	(1.60)	(1.49)	(0.34)

Net asset value, end of year	$16.60	$15.30	$14.30	$16.58	$16.88

Total return[f]	14.42%	16.20%	(3.98)%	6.91%	16.83%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	0.72%	0.71%	0.74%	0.74%	2.10%

Expenses net of waiver and payments by affiliates[h,i]	0.71%	0.71%	0.74%[j]	0.74%	0.71%

Expenses incurred in connection with securities sold short	—%	0.01%	0.04%	0.04%	—%[k]

Net investment income	1.85%	2.57%[d]	1.83%	3.23%[e]	2.11%

Supplemental data

Net assets, end of year (000’s)	$106,845	$604	$48,844	$50,868	$6

Portfolio turnover rate	24.80%	30.94%	35.80%	40.06%	32.95%

aFor the period May 1, 2013 (effective date) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.90%.

eNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.83%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

Statement of Investments, December 31, 2017

		Country	Shares	Value

	Common Stocks and Other Equity Interests 86.9%
	Aerospace & Defense 3.0%
	BAE Systems PLC	United Kingdom	95,912	$742,175
[a]	KLX Inc.	United States	1,749,664	119,414,568

				120,156,743

	Auto Components 0.4%
[a,b,c]	International Automotive Components Group Brazil LLC	Brazil	2,846,329	97,586
[a],b,c	International Automotive Components Group North America LLC	United States	22,836,904	15,044,382

				15,141,968

	Banks 10.6%
	JPMorgan Chase & Co.	United States	1,270,500	135,867,270
	Societe Generale SA	France	2,374,988	122,671,438
[a]	Standard Chartered PLC	United Kingdom	4,695,355	49,464,910
	Wells Fargo & Co.	United States	2,016,650	122,350,156

				430,353,774

	Chemicals 1.0%
[a,b,d]	Dow Corning Corp., Contingent Distribution	United States	12,598,548	—
	Monsanto Co.	United States	349,920	40,863,658

				40,863,658

	Communications Equipment 3.4%
	Cisco Systems Inc.	United States	2,338,442	89,562,329
	Nokia OYJ, ADR	Finland	10,448,063	48,687,973

				138,250,302

	Consumer Finance 3.5%
	Capital One Financial Corp.	United States	1,419,398	141,343,653

	Diversified Telecommunication Services 3.1%
	Koninklijke KPN NV	Netherlands	36,081,711	125,889,760

	Electrical Equipment 3.2%
[a]	Sensata Technologies Holding NV	United States	2,557,686	130,723,331

	Food & Staples Retailing 0.9%
[a]	Rite Aid Corp.	United States	6,467,611	12,741,194
	Walgreens Boots Alliance Inc.	United States	306,751	22,276,257

				35,017,451

	Health Care Equipment & Supplies 4.2%
	Medtronic PLC	United States	1,622,190	130,991,843
	Stryker Corp.	United States	255,186	39,513,000

				170,504,843

	Hotels, Restaurants & Leisure 2.8%
	Accor SA	France	2,090,746	107,864,519
[a]	Caesars Entertainment Corp.	United States	384,369	4,862,268

				112,726,787

	Independent Power & Renewable Electricity Producers 0.6%
[a]	Vistra Energy Corp.	United States	1,256,451	23,018,182

	Industrial Conglomerates 1.7%
	General Electric Co.	United States	4,061,400	70,871,430

	Internet Software & Services 1.3%
[a]	Baidu Inc., ADR	China	226,547	53,059,573

franklintempleton.com	Annual Report	19

FRANKLIN MUTUAL BEACON FUND

STATEMENT OF INVESTMENTS

		Country	Shares	Value

	Common Stocks and Other Equity Interests (continued)
	IT Services 3.5%
	Cognizant Technology Solutions Corp., A	United States	1,437,830	$102,114,686
	Infosys Ltd.	India	2,464,285	40,224,126

				142,338,812

	Media 12.1%
[a]	Charter Communications Inc., A	United States	270,187	90,772,024
	Comcast Corp., A	United States	1,983,900	79,455,195
[a]	DISH Network Corp., A	United States	801,941	38,292,683
	Sky PLC	United Kingdom	4,390,865	60,007,994
	Time Warner Inc.	United States	1,243,455	113,738,829
	The Walt Disney Co.	United States	994,700	106,940,197

				489,206,922

	Metals & Mining 0.2%
	Warrior Met Coal Inc.	United States	301,445	7,581,342

	Oil, Gas & Consumable Fuels 5.9%
	Royal Dutch Shell PLC, B	United Kingdom	3,819,043	129,374,048
	The Williams Cos. Inc.	United States	3,549,332	108,219,133

				237,593,181

	Pharmaceuticals 11.2%
	Eli Lilly & Co.	United States	1,203,639	101,659,350
	GlaxoSmithKline PLC	United Kingdom	4,971,907	88,796,775
	Merck & Co. Inc.	United States	1,980,177	111,424,560
	Novartis AG, ADR	Switzerland	1,534,190	128,810,592
	Teva Pharmaceutical Industries Ltd., ADR	Israel	1,165,025	22,077,224

				452,768,501

	Real Estate Management & Development 0.2%
[a]	VICI Properties Inc.	United States	467,797	9,589,839

	Software 7.6%
	CA Inc.	United States	1,248,866	41,562,261
[a]	Check Point Software Technologies Ltd.	Israel	816,412	84,596,611
	Microsoft Corp.	United States	1,172,844	100,325,076
	Symantec Corp.	United States	2,955,337	82,926,756

				309,410,704

	Tobacco 3.0%
	British American Tobacco PLC	United Kingdom	1,808,426	122,549,040

	Wireless Telecommunication Services 3.5%
	Vodafone Group PLC	United Kingdom	45,462,324	144,277,301

	Total Common Stocks and Other Equity Interests (Cost $2,701,581,590)			3,523,237,097

	Management Investment Companies (Cost $40,343,454) 1.1%
	Diversified Financial Services 1.1%
[a]	Altaba Inc.	United States	615,600	42,999,660

	Preferred Stocks 5.8%
	Automobiles 2.7%
[e]	Porsche Automobil Holding SE, 1.447%, pfd	Germany	1,324,222	110,866,579

20	Annual Report	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

STATEMENT OF INVESTMENTS

		Country	Shares	Value
	Preferred Stocks (continued)
	Technology Hardware, Storage & Peripherals 3.1%
[e]	Samsung Electronics Co. Ltd., 2.323%, pfd	South Korea	62,971	$123,301,923

	Total Preferred Stocks (Cost $116,661,045)			234,168,502

			Principal Amount
	Corporate Notes and Senior Floating Rate Interests 1.8%
[f,g]	Cumulus Media Holdings Inc., Term Loans, 4.82%, (LIBOR + 3.25%), 12/23/20	United States	$14,384,460	12,424,577
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	16,691,000	12,664,296
	senior note, 11.00%, 9/15/25	United States	23,907,000	17,691,180
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	18,873,000	14,107,568
	[f,g] Tranche D Term Loan, 8.443%, (LIBOR + 6.75%), 1/30/19	United States	15,813,483	11,932,585
	[f,g] Tranche E Term Loan, 9.193%, (LIBOR + 7.50%), 7/30/19	United States	5,080,935	3,821,285

	Total Corporate Notes and Senior Floating Rate Interests (Cost $87,470,061)			72,641,491

	Corporate Notes in Reorganization (Cost $10,848) 0.0%
[b,c,h]	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	10,848	—

			Shares
	Companies in Liquidation 0.1%
[a,b,c,i]	CB FIM Coinvestors LLC	United States	15,831,950	—
[a,b,c]	FIM Coinvestor Holdings I, LLC	United States	19,805,560	—
[a,j]	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	163,140,446	3,621,718
[a,b,d]	Tribune Media, Litigation Trust, Contingent Distribution	United States	502,320	—
[a,b,d]	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	74,588,735	865,229
[a]	Vistra Energy Corp., Litigation Trust, TRA	United States	1,256,451	1,099,395

	Total Companies in Liquidation (Cost $16,631,637)			5,586,342

	Total Investments before Short Term Investments (Cost $2,962,698,635)			3,878,633,092

			Principal Amount
	Short Term Investments 4.2%
	U.S. Government and Agency Securities 4.2%
[k]	FHLB, 1/02/18 - 1/03/18	United States	$39,100,000	39,098,992
[k]	U.S. Treasury Bill,
	1/02/18 - 3/29/18	United States	56,350,000	56,337,344
	[l] 1/11/18 - 6/21/18	United States	73,000,000	72,768,692

	Total U.S. Government and Agency Securities (Cost $168,207,640)			168,205,028

	Total Investments (Cost $3,130,906,275) 99.9%			4,046,838,120
	Securities Sold Short (1.1)%			(44,515,112)
	Other Assets, less Liabilities 1.2%			49,611,540

	Net Assets 100.0%			$4,051,934,548

franklintempleton.com	Annual Report	21

FRANKLIN MUTUAL BEACON FUND

STATEMENT OF INVESTMENTS

		Country	Shares	Value
[m]	Securities Sold Short (1.1)%
	Common Stocks (1.1)%
	Diversified Telecommunication Services (0.2)%
	AT&T Inc.	United States	162,085	$(6,301,865)

	Internet Software & Services (0.9)%
	Alibaba Group Holding Ltd., ADR	China	221,616	(38,213,247)

	Total Securities Sold Short (Proceeds $ 45,087,545)			$(44,515,112)

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

eVariable rate security. The rate shown represents the yield at period end.

fThe coupon rate shown represents the rate at period end.

gSee Note 1(e) regarding senior floating rate interests.

hSee Note 8 regarding credit risk and defaulted securities.

iSee Note 12 regarding holdings of 5% voting securities.

jBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

kThe security was issued on a discount basis with no stated coupon rate.

lA portion or all of the security has been segregated as collateral for securities sold short and open forward exchange contracts. At December 31, 2017, the aggregate value of these securities pledged amounted to $38,374,408, representing 0.9% of net assets.

mSee Note 1(d) regarding securities sold short.

At December 31, 2017, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	1,210	$182,641,938	3/19/18	$(3,241,837)
GBP/USD	Short	1,648	139,637,100	3/19/18	(997,760)

Total Futures Contracts					$(4,239,597)

*As of period end.

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FRANKLIN MUTUAL BEACON FUND

STATEMENT OF INVESTMENTS

At December 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA	Buy	15,334,903	$18,127,473	1/12/18	$287,594	$—
Euro	BOFA	Sell	555,062	642,690	1/12/18	—	(23,862)
Euro	HSBK	Buy	158,289	190,383	1/12/18	—	(300)
Euro	HSBK	Buy	10,488,243	12,437,341	1/12/18	157,568	—
Euro	HSBK	Sell	29,660,238	34,145,292	1/12/18	—	(1,472,494)
Euro	SSBT	Buy	4,847,203	5,748,523	1/12/18	72,287	—
Euro	SSBT	Sell	2,874,423	3,317,961	1/12/18	—	(133,818)
Euro	UBSW	Buy	6,404,349	7,610,373	1/12/18	80,352	—
Euro	UBSW	Sell	30,333,798	34,910,434	1/12/18	—	(1,516,202)
British Pound	BOFA	Sell	5,690,000	7,433,194	1/16/18	—	(255,777)
British Pound	BONY	Sell	16,705,883	21,604,231	1/16/18	—	(970,646)
British Pound	SSBT	Sell	269,170	351,111	1/16/18	—	(12,622)
British Pound	UBSW	Sell	16,705,788	21,583,878	1/16/18	—	(990,871)
Euro	HSBK	Sell	5,651,452	6,642,943	1/26/18	—	(149,658)
Euro	UBSW	Sell	7,364,251	8,665,337	1/26/18	—	(185,913)
South Korean Won	HSBK	Buy	12,468,258,000	11,450,474	2/09/18	238,591	—
South Korean Won	HSBK	Sell	51,774,093,481	46,125,656	2/09/18	—	(2,412,860)
South Korean Won	UBSW	Buy	8,731,865,474	7,969,212	2/09/18	216,963	—
South Korean Won	UBSW	Sell	35,198,612,171	31,397,084	2/09/18	—	(1,601,821)
British Pound	BOFA	Sell	1,079,352	1,434,810	2/14/18	—	(25,056)
British Pound	HSBK	Sell	11,528,722	15,322,824	2/14/18	—	(270,221)
Euro	BONY	Sell	20,649,603	24,404,341	2/20/18	—	(449,292)
Euro	SSBT	Sell	20,649,603	24,399,571	2/20/18	—	(454,062)
Euro	SSBT	Sell	82,223	97,695	4/10/18	—	(1,582)
Euro	BOFA	Sell	19,029,546	22,702,533	4/18/18	—	(286,316)
Euro	SSBT	Sell	19,029,545	22,701,962	4/18/18	—	(286,886)
Euro	UBSW	Sell	19,029,545	22,705,863	4/18/18	—	(282,985)
British Pound	BOFA	Sell	15,521,664	20,663,890	4/24/18	—	(381,179)
British Pound	SSBT	Sell	4,643,589	6,136,574	4/24/18	—	(159,440)
British Pound	UBSW	Sell	1,105,243	1,465,806	4/24/18	—	(32,739)
Euro	HSBK	Sell	36,254,033	42,785,088	5/07/18	—	(1,067,683)
Euro	UBSW	Sell	36,254,032	42,777,402	5/07/18	—	(1,075,369)
South Korean Won	HSBK	Sell	27,279,529,318	24,327,385	5/11/18	—	(1,274,429)
South Korean Won	UBSW	Sell	34,716,047,504	30,955,141	5/11/18	—	(1,625,839)
Euro	BOFA	Sell	32,752,274	39,031,540	5/21/18	—	(622,670)
Euro	SSBT	Sell	7,092,419	8,474,221	5/21/18	—	(112,794)
Euro	UBSW	Sell	32,752,275	39,024,991	5/21/18	—	(629,221)
British Pound	BOFA	Sell	4,804,025	6,462,929	5/24/18	—	(57,752)
British Pound	HSBK	Sell	2,244,120	2,998,991	5/24/18	—	(47,036)
British Pound	SSBT	Sell	35,402,352	47,217,356	5/24/18	—	(835,570)
British Pound	UBSW	Sell	500,822	676,886	5/24/18	—	(2,898)

Total Forward Exchange Contracts						$1,053,355	$(19,707,863)

Net unrealized appreciation (depreciation)							$(18,654,508)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 39.

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FRANKLIN MUTUAL BEACON FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,130,906,275

Value - Unaffiliated issuers	$4,046,838,120
Cash	431,791
Receivables:
Investment securities sold	13,131,077
Capital shares sold	1,583,232
Dividends and interest	10,998,890
European Union tax reclaims	2,670,046
Deposits with brokers for:
Securities sold short	45,564,833
Futures contracts	5,746,440
Unrealized appreciation on OTC forward exchange contracts	1,053,355
Other assets	456

Total assets	4,128,018,240

Liabilities:
Payables:
Capital shares redeemed	5,083,119
Management fees	2,303,623
Distribution fees	837,419
Transfer agent fees	536,684
Trustees’ fees and expenses	220,923
Variation margin on futures contracts	1,831,900
Securities sold short, at value (proceeds $45,087,545)	44,515,112
Unrealized depreciation on OTC forward exchange contracts	19,707,863
Deferred tax	672,158
Accrued expenses and other liabilities	374,891

Total liabilities	76,083,692

Net assets, at value	$4,051,934,548

Net assets consist of:
Paid-in capital	$3,118,955,229
Undistributed net investment income	1,171,624
Net unrealized appreciation (depreciation)	893,139,062
Accumulated net realized gain (loss)	38,668,633

Net assets, at value	$4,051,934,548

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FRANKLIN MUTUAL BEACON FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2017

Class Z:
Net assets, at value	$2,700,327,142

Shares outstanding	162,585,505

Net asset value and maximum offering price per share	$16.61

Class A:
Net assets, at value	$983,047,774

Shares outstanding	59,698,482

Net asset value per share[a]	$16.47

Maximum offering price per share (net asset value per share ÷ 94.25%)	$17.47

Class C:
Net assets, at value	$260,113,388

Shares outstanding	15,918,769

Net asset value and maximum offering price per share[a]	$16.34

Class R:
Net assets, at value	$1,601,196

Shares outstanding	98,337

Net asset value and maximum offering price per share	$16.28

Class R6:
Net assets, at value	$106,845,048

Shares outstanding	6,435,154

Net asset value and maximum offering price per share	$16.60

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL BEACON FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 90,600,735
Interest:
Unaffiliated issuers	11,625,187
Other income (Note 1f)	633,525

Total investment income	102,859,447

Expenses:
Management fees (Note 3a)	27,127,489
Distribution fees: (Note 3c)
Class A	2,490,203
Class C	2,726,175
Class R	10,223
Transfer agent fees: (Note 3e)
Class Z	2,303,767
Class A	841,363
Class C	230,279
Class R	1,728
Class R6	5,201
Custodian fees (Note 4)	172,078
Reports to shareholders	204,120
Registration and filing fees	137,871
Professional fees	411,173
Trustees’ fees and expenses	122,412
Other	132,743

Total expenses	36,916,825
Expense reductions (Note 4)	(11,324)
Expenses waived/paid by affiliates (Note 3f)	(2,949)

Net expenses	36,902,552

Net investment income	65,956,895

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	232,105,445
Written options	1,995,812
Foreign currency transactions	757,843
Forward exchange contracts	(31,591,522)
Futures contracts	(21,551,515)
Securities sold short	1,431,571

Net realized gain (loss)	183,147,634

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	332,425,939
Translation of other assets and liabilities denominated in foreign currencies	417,962
Forward exchange contracts	(41,340,957)
Written options	(542,578)
Futures contracts	(7,668,447)
Securities sold short	(1,483,428)
Change in deferred taxes on unrealized appreciation	(672,158)

Net change in unrealized appreciation (depreciation)	281,136,333

Net realized and unrealized gain (loss)	464,283,967

Net increase (decrease) in net assets resulting from operations	$530,240,862

*Foreign taxes withheld on dividends	$ 4,895,526

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FRANKLIN MUTUAL BEACON FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,

	2017	2016

Increase (decrease) in net assets:
Operations:
Net investment income	$65,956,895	$86,695,303
Net realized gain (loss)	183,147,634	238,903,177
Net change in unrealized appreciation (depreciation)	281,136,333	224,718,936

Net increase (decrease) in net assets resulting from operations	530,240,862	550,317,416

Distributions to shareholders from:
Net investment income:
Class Z	(48,496,718)	(58,200,382)
Class A	(15,320,414)	(20,284,242)
Class C	(2,055,677)	(3,677,329)
Class R	(23,201)	(37,485)
Class R6	(1,872,829)	(1,152,424)
Net realized gains:
Class Z	(91,365,841)	(146,912,444)
Class A	(33,271,239)	(57,880,823)
Class C	(8,974,316)	(16,247,924)
Class R	(65,148)	(118,154)
Class R6	(2,256,073)	(2,834,009)

Total distributions to shareholders	(203,701,456)	(307,345,216)

Capital share transactions: (Note 2)
Class Z	(86,429,444)	(13,134,883)
Class A	(92,158,566)	(92,115,190)
Class C	(38,165,096)	(27,695,808)
Class R	(607,336)	(406,764)
Class R6	108,551,501	(51,666,995)

Total capital share transactions	(108,808,941)	(185,019,640)

Net increase (decrease) in net assets	217,730,465	57,952,560
Net assets:
Beginning of year	3,834,204,083	3,776,251,523

End of year	$4,051,934,548	$3,834,204,083

Undistributed net investment income included in net assets:
End of year	$1,171,624	$—

Distributions in excess of net investment income included in net assets:
End of year	$—	$(1,675,194)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	27

FRANKLIN MUTUAL BEACON FUND

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Beacon Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions,

franklintempleton.com	Annual Report	29

FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS

1.   Organization and Significant Accounting Policies (continued)

c.   Derivative Financial Instruments (continued)

including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2017, the Fund had OTC derivatives in a net liability position of $18,654,508 and the aggregate value of collateral pledged for such contracts was $16,110,440.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with

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FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS

the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e.   Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

f.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of

Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

g. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount
Class Z Shares:

Shares sold	12,158,938	$199,279,041	9,149,715	$140,197,196

Shares issued in reinvestment of distributions	7,927,106	130,651,385	12,432,394	192,053,179

Shares redeemed	(25,064,661)	(416,359,870)	(23,237,873)	(345,385,258)

Net increase (decrease)	(4,978,617)	$(86,429,444)	(1,655,764)	$(13,134,883)

Class A Shares:

Shares sold	5,808,494	$94,712,185	5,078,134	$75,827,729

Shares issued in reinvestment of distributions	2,889,127	47,191,652	4,985,244	76,408,846

Shares redeemed	(14,375,309)	(234,062,403)	(16,508,824)	(244,351,765)

Net increase (decrease)	(5,677,688)	$(92,158,566)	(6,445,446)	$(92,115,190)

Class C Shares:

Shares sold	1,150,062	$18,503,214	884,730	$13,160,013

Shares issued in reinvestment of distributions	672,846	10,882,501	1,245,164	18,929,994

Shares redeemed	(4,170,647)	(67,550,811)	(4,098,752)	(59,785,815)

Net increase (decrease)	(2,347,739)	$(38,165,096)	(1,968,858)	$(27,695,808)

Class R Shares:

Shares sold	32,014	$516,552	29,412	$419,666

Shares issued in reinvestment of distributions	5,476	88,349	10,270	155,639

Shares redeemed	(74,775)	(1,212,237)	(70,761)	(982,069)

Net increase (decrease)	(37,285)	$(607,336)	(31,079)	$(406,764)

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NOTES TO FINANCIAL STATEMENTS

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount
Class R6 Shares:
Shares sold	6,649,392	$112,866,490	618,690	$9,392,683
Shares issued in reinvestment of distributions	249,808	4,128,902	3,324	51,412
Shares redeemed	(503,515)	(8,443,891)	(3,998,311)	(61,111,090)

Net increase (decrease)	6,395,685	$108,551,501	(3,376,297)	$(51,666,995)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.675% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$157,001
CDSC retained	$9,728

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2017, the Fund paid transfer agent fees of $3,382,338, of which $1,394,464 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02%. Investor Services may discontinue this waiver in the future.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

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NOTES TO FINANCIAL STATEMENTS

During the year ended December 31, 2017, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2017	$220,923
[b]Increase in projected benefit obligation	$3,154
Benefit payments made to retired trustees	$(3,931)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2017, the Fund deferred post-October capital losses of $2,417,876.

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$78,895,649	$128,829,823
Long term capital gain	124,805,807	178,515,393
	$203,701,456	$307,345,216

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,066,638,016

Unrealized appreciation	$1,099,066,075
Unrealized depreciation	(186,265,154)

Net unrealized appreciation (depreciation)	$912,800,921

Undistributed ordinary income	$2,125,174
Undistributed long term capital gains	20,272,368

Distributable earnings	$22,397,542

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2017, aggregated $946,579,875 and $1,294,619,527, respectively.

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FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS

8.   Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2017, the aggregate long value of distressed company securities for which interest recognition has been discontinued represents less than 0.1% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9.   Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10.   Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
10,848	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$10,848	$—
15,831,950	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
19,805,560	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,846,329	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,890,264	97,586
22,836,904	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	18,692,218	15,044,382

	Total Restricted Securities (Value is 0.4% of Net Assets)		$20,593,330	$15,141,968

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NOTES TO FINANCIAL STATEMENTS

11. Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$—	Variation margin on futures contracts	$4,239,597	[a]
	Unrealized appreciation on OTC forward exchange contracts	1,053,355	Unrealized depreciation on OTC forward exchange contracts	19,707,863

Totals		$1,053,355		$23,947,460

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$(31,591,522)	Forward exchange contracts	$(41,340,957)
	Futures contracts	(21,551,515)	Futures contracts	(7,668,447)
Equity contracts	Written options	1,995,812	Written options	(542,578)

Totals		$(51,147,225)		$(49,551,982)

For the year ended December 31, 2017, the average month end notional amount of futures contracts and options represented $295,318,652 and $210,287, respectively. The average month end contract value of forward exchange contracts was $720,385,969.

See Note 1(c) regarding derivative financial instruments.

12. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
CB FIM Coinvestors LLC (Value is —% of Net Assets)	15,831,950	—	—	15,831,950	$—	$—	$—	$—

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FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$—	$—	$15,141,968		$15,141,968
All Other Equity Investments	3,785,263,291	—	—	[c]	3,785,263,291
Corporate Notes and Senior Floating Rate Interests	—	72,641,491	—		72,641,491
Corporate Notes in Reorganization	—	—	—	[c]	—
Companies in Liquidation	—	4,721,113	865,229	[c]	5,586,342
Short Term Investments	129,106,036	39,098,992	—		168,205,028

Total Investments in Securities	$3,914,369,327	$116,461,596	$16,007,197		$4,046,838,120

Other Financial Instruments:
Forward Exchange Contracts	$—	$1,053,355	$—		$1,053,355

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NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3	Total

Liabilities:
Other Financial Instruments:
Securities Sold Short	$44,515,112	$—	$—	$44,515,112
Futures Contracts	4,239,597	—	—	4,239,597
Forward Exchange Contracts	—	19,707,863	—	19,707,863

Total Other Financial Instruments	$48,754,709	$19,707,863	$—	$68,462,572

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred stocks and management investment companies as well as other equity investments.

cIncludes securities determined to have no value at December 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

15.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar	LIBOR	London InterBank Offered Rate
SSBT	State Street Bank and Trust Co., N.A.			TRA	Tax Receivable Agreement Right
UBSW	UBS AG

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FRANKLIN MUTUAL BEACON FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Beacon Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Beacon Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual Beacon Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, MA

February 26, 2018

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $136,812,624 as a long term capital gain dividend for the fiscal year ended December 31, 2017.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $11,109,607 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2017.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 50.10% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2017.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $85,239,900 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $6,728,252 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2017.

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FRANKLIN MUTUAL SERIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	14	None

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	40	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Vice Chairman	Trustee since 2002 and Vice Chairman since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B. J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	14	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications and consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Keith Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	14	None

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	40	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1998	14	None

Principal Occupation During at Least the Past 5 Years: Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	40	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	153	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	American International Group, Inc. (AIG) Credit Facility Trust (2010-2011).

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; President and Chief Investment Officer, Franklin Advisory Services, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949) 101 John F. Kennedy Parkway Short Hills NJ 07078-2789	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Franklin Mutual Advisers, LLC; officer of one of the investment companies in Franklin Templeton Investments; and formerly, Portfolio Manager of Eurovest SA (French registered investment company, SICAV).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisors, LLC, which is an affiliate of the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1996. He currently serves as a Max L. Hines Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1996. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL BEACON FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Mutual Beacon Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301 - (Class A, C, R & R6)

(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	476 A 02/18

Annual Report and Shareholder Letter December 31, 2017

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Franklin Mutual Global Discovery Fund Shareholder:

Securities markets benefited from a confluence of positive economic, financial and political trends during 2017. The global economy entered a synchronized pace of modest and steady growth, corporate earnings strengthened in the US, Europe and Japan, and US equity market volatility remained at historically low levels. A number of political risks identified at the start of 2017, such as the success of far-right parties in Europe, Brexit negotiations and the Trump administration’s ability to enact its policy agenda, also dissipated or became less immediate for investors as the year progressed. For the year ended December 31, 2017, US stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), produced a +21.83% total return.1 Stocks in global developed markets, as measured by the MSCI World Index, returned +23.07%, and investment-grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, posted a +3.54% total return.1

In many equity markets, the trend of growth stocks outpacing value stocks continued. The Russell 1000® Growth Index returned +30.21%, while the Russell 1000® Value Index returned +13.66%.1 The difference in performance has been driven in large part by a rally in internet and software stocks, which dominated the S&P 500 Growth Index. In addition, the S&P 500 Value Index has components that we believe are facing disruption from new technology (e.g., the rapid market share shift to online retailing from traditional bricks and mortar retailers that are often labeled as value stocks). Exacerbating the disruption is the reality that many new technology companies are able to innovate without the need to show immediate profits.

1. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

We do not know how long these trends will continue, but historically, periods of strong performance by growth stocks have eventually been followed by relatively weaker performance. Given that unemployment has continued to decline in most developed markets and the US Federal Reserve has taken its first steps toward monetary normalization, value-oriented stocks may become more attractive to investors, particularly within cyclical sectors of the equity markets such as industrials, consumer discretionary and financials.

A stellar 2017 for equity markets also pushed up common valuation metrics, such as price-to-earnings. Valuation is a critical factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. We remain committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Although the investment landscape appears favorable as we enter 2018, it is worth remembering that securities markets are dynamic and constantly evolving. Therefore, we believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Mutual Global Discovery Fund

This annual report for Franklin Mutual Global Discovery Fund covers the fiscal year ended December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of US and foreign companies that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest a substantial portion, potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares delivered a +9.84% cumulative total return for the 12 months ended December 31, 2017. For comparison, the Fund’s benchmark, the MSCI World Index (USD), which tracks stock performance in global developed markets, posted a +23.07% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period under review. In this environment, global developed and emerging market stocks generated a +24.62% total return, as measured by the MSCI All Country World Index.1 Global

Geographic Composition*

Based on Total Net Assets as of 12/31/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

markets were aided by price gains in oil and other commodities, generally upbeat economic data across regions, the European Central Bank’s (ECB’s) extension of its monetary

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

easing program, and investor optimism about pro-growth and pro-business policies in the US. The prospect for reforms in the European Union (EU) with Emmanuel Macron’s election as France’s president, encouraging corporate earnings reports and the passage of the US tax reform bill also supported global stocks.

However, global markets reflected investor concerns about the terms of the UK’s exit from the EU, political uncertainty in the US and the EU, and geopolitical tensions in the Korean peninsula and other regions. Other concerns included the health of European banks, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and comments from key central bankers around the world about potentially raising interest rates.

After strengthening in 2017’s second and third quarters, the US economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The unemployment rate decreased from 4.7% in December 2016, as reported at the beginning of the 12-month period, to 4.1% at period-end.2 Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, as reported at the beginning of the 12-month period, and while it varied over the 12-month period, remained unchanged at period-end.2 The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times during the period, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed confirmed that the monthly balance sheet reduction would increase from US$10 billion to US$20 billion beginning in January 2018.

In Europe, the UK’s economic growth moderated in 2017 compared to 2016, largely due to slower growth in the services sector. In November, the Bank of England raised its key policy rate 0.25%, its first increase in a decade. The eurozone’s growth accelerated in 2017’s second and third quarters, but moderated in the fourth quarter. However, the eurozone’s 2017 economic growth rate of 2.5% was the fastest in a decade.3 The bloc’s annual inflation rate, while low, ended higher than in December 2016. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s quarterly gross domestic product (GDP) grew for the seventh consecutive quarter, although third-quarter 2017 growth was lower than the previous quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew for the third consecutive quarter, although third-quarter 2017 growth slowed from the previous quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s GDP grew in 2017’s first three quarters compared to the prior-year periods, amid the Bank of Russia’s continued policy support. China’s GDP grew faster in 2017 than in 2016, supported by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, produced a substantial +37.75% total return during the period.1

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized

2. Source: Bureau of Labor Statistics.

3. Source: Eurostat.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”? To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In 2017, an improving economic and political backdrop helped drive most equity markets higher. The positive performances were broad based, spanning across most regions and sectors, and complemented by minimal volatility. Global markets were aided by generally upbeat economic data, improved corporate earnings in the US, Europe and Japan, as well as improved industrial commodity prices, most notably crude oil. In addition, the most significant political risks identified by investors heading into 2017 failed to materialize.

In the US, markets began 2017 rallying as investors hoped that a Republican sweep of US elections in November 2016 would lead to a general loosening in regulations and tax reform, including lower corporate tax rates. Although the Trump administration’s policy agenda was hindered by political gridlock, efforts to loosen federal regulations yielded some results and tax reform legislation was finally passed in late December. Improving economic activity and corporate earnings appeared to be the most meaningful equity market catalysts during much of 2017. However, the modest level of economic growth and low interest rates pushed investors to keep favoring growth stocks. During the period, the Russell 1000® Growth Index generated a total return of +30.21%, while the Russell 1000® Value Index posted a total return of +13.66%.4 Within the Russell 1000® Growth Index, stocks with the largest weightings were technology firms that dominated the headlines: Apple,5 Alphabet (a.k.a. Google),5 Microsoft, Amazon.com5 and Facebook.5

European equity markets started 2017 slowly, but positive political events and improved economic data fueled strong performances during the period. Elections in Europe produced outcomes the markets viewed as generally positive, with far-right parties largely failing to gain political power in national elections. Investors were particularly encouraged by the presidential election outcome in France. The reform-minded, centrist candidate, Emmanuel Macron, won the French presidential election in May and quickly began to push his agenda, most notably labor decrees giving employers in France greater freedom in negotiating contracts directly with workers. Amid all the positive events, the UK remained the most significant outlier. In the UK, a June 2017 snap election resulting in no party having a majority in Parliament appeared to make a “hard Brexit,” in which the UK leaves the European Union (EU) in March 2019 without a negotiated deal, even more likely than before. Although the UK and EU appeared to make some progress late in the year, the snap election results left the Conservative Party in a precarious position and with the risk of another election in the near future.

As value investors, we seek to invest prudently in securities that we believe represent good value, but adjust our views accordingly as the world around us changes. The media industry is a recent example of this approach. The Top 10 Sectors/Industries table on page 6 lists media and other leading industries in which the Fund currently invests. The media industry became a significant area of investment interest in the latter stages of the year due to significant structural changes. Since the 1980s, most Americans received their TV entertainment as part of a bundle from a cable provider.

4. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

5. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Disparate networks were combined and sold as packages, with annual price increases justified by the inclusion of more networks. Consumers rarely had the option to unbundle cable packages and most markets had no direct competition. However, the growth of fixed and mobile broadband connectivity ushered in the opportunity to bypass traditional distributors through the delivery of film and TV content over the internet and the launch of direct-to-consumer offerings by TV networks. The growing popularity of new digital options has driven cable providers to roll out lower-priced packages with fewer channels. This evolution has begun to create winners and losers among networks and new opportunities for investors.

Pay TV subscription among US households peaked in 2009 at close to 100 million homes. Initially, the decline in subscribers was moderate, but has accelerated since 2015, reaching a pace of more than 2% per year in 2017. At first, media companies benefited from digital distribution by using it as an additional outlet for selling content. With the cannibalization of traditional platforms accelerating, media companies have begun to respond. The necessity for greater scale in content development and direct access to consumers is driving investment and merger decisions in the industry. From our standpoint, we are looking for networks with the most attractive content relative to the price they have been charging and may be able to charge in the future.

The Fund initiated a position in Walt Disney in the latter half of 2017. Walt Disney is listed among the Fund’s largest positions in the Top 10 Equity Holdings table on page 7. We believe Disney is well positioned to benefit from the evolution toward a more direct-to-consumer distribution model. In our view, Disney has one of the best intellectual property (IP) portfolios in all of media with a stable of globally recognized proprietary characters upon which to build a strong direct-to-consumer franchise. If Disney is successful in its bid to acquire the bulk of Twenty-First Century Fox’s5 content assets, the deal would further strengthen its IP portfolio and its content development scale. As it has done with its own IP, Disney would likely be able to leverage Fox’s content into attractions at its theme parks as well as consumer products. The acquisition would offer potential cost synergies that would likely offset some of the investments in the direct-to-consumer service. Under the leadership of chief executive officer Bob Iger, Disney has been effective in integrating acquired companies and navigating through a changing media landscape. Iger’s commitment to remain at the helm through 2021 strengthens our belief that the company should be able to execute on this opportunity.

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/17

% of Total Net Assets
Banks	12.0%
Insurance	10.1%
Oil, Gas & Consumable Fuels	8.3%
Pharmaceuticals	7.9%
Media	7.4%
Software	5.4%
Health Care Equipment & Supplies	5.3%
Tobacco	3.5%
Automobiles	2.7%
Technology Hardware, Storage & Peripherals	2.5%

Merger and acquisition activity remained healthy in 2017, although the pace of activity appeared to decelerate slightly compared to 2016 due to less favorable political and regulatory conditions in the US, the UK and China. In the US, several key regulatory agencies remain short of members, including the Federal Communications Commission and the Federal Trade Commission. Many large deals continued to wind their way through prolonged regulatory reviews, including Bayer’s5 acquisition of Monsanto, AT&T’s acquisition of Time Warner, and Twenty-First Century Fox’s offer for Sky.

Credit spreads narrowed in 2017 for higher quality and high yield credit, albeit with some minor bouts of volatility. The broad-based decrease in yield differentials between bonds with the same maturity but different credit quality provided the Fund with the opportunity to exit a number of opportunities that presented themselves in early 2016, including several bond offerings related to leveraged acquisitions, as prices improved, yield premium over Treasuries shrank, and the risk-adjusted returns were no longer mispriced. As the year progressed and investors became more willing buyers of credit, mispriced risk became more difficult to find, in our opinion. In times when the credit markets fluctuate and value is difficult to identify, we believe our industry specific expertise, deep fundamental analysis with a focus on cash flow, and intensive credit and covenant review combine seamlessly and provide us with different ways of looking at the same ideas others may disregard.

Fund Performance

Turning to Fund performance, top positive contributors included multinational software company Microsoft, South Korea-based Samsung Electronics and construction and mining equipment manufacturer Caterpillar.

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Top 10 Equity Holdings
12/31/17

Company Sector/Industry, Country	% of Total Net Assets
Medtronic PLC	2.3%
Health Care Equipment & Supplies, US
Royal Dutch Shell PLC	2.3%
Oil, Gas & Consumable Fuels, UK
British American Tobacco PLC	2.3%
Tobacco, UK
Novartis AG	2.3%
Pharmaceuticals, Switzerland
NN Group NV	2.2%
Insurance, Netherlands
Time Warner Inc.	2.2%
Media, US
Eli Lilly & Co.	2.1%
Pharmaceuticals, US
Merck & Co. Inc.	2.0%
Pharmaceuticals, US
Koninklijke Philips NV	1.9%
Health Care Equipment & Supplies, Netherlands
The Walt Disney Co.	1.9%
Media, US

Microsoft continued to reap the rewards of its rapidly growing cloud business and from shifting Microsoft Office software clients to its subscription-based services. Microsoft reported solid quarterly results, including an improvement in operating margins and upward guidance to 2018 operating margins. Microsoft also announced a reorganization of its commercial field sales teams in July 2017 as part of its increased focus on cloud computing.

Samsung Electronics is a low cost provider of dynamic random-access memory and flash memory products, smartphones, consumer electronics and other goods. For investors, Samsung’s solid operating results outweighed both the conviction of Samsung vice chairman Jay Y. Lee for his involvement in a government bribery scandal and escalating tensions between North Korea and the international community. Samsung reported strong sales in its core businesses, including memory chips and OLED (organic light-emitting diode) displays. Sales of its newest generation of smartphones during 2017 exceeded market expectations. Shareholder-friendly actions also boosted shares of Samsung, including a plan to cancel existing treasury shares held by the company and the announcement of significant dividend increases in 2017 and 2018.

Caterpillar raised its 2017 revenue and earnings guidance on multiple occasions during the year as demand generally improved across all of its divisions. Improved global economic conditions and a rebound in Chinese construction activity were significant catalysts for the increased demand. In September, Caterpillar’s new chief executive officer, Jim Umpleby, hosted an investor day at which he outlined his vision for the company. In particular, the company highlighted significant new growth opportunities in each of its business units, as well as margin targets that exceeded analyst expectations.

During the period under review, Fund investments that detracted from performance included US-based energy services company Baker Hughes, Israel-based pharmaceutical services provider Teva Pharmaceuticals and US-based industrials company General Electric (GE).

Baker Hughes is a US-based energy services company, majority owned by GE following the completed merger between Baker Hughes and GE’s oil-and-gas business in July 2017. Baker Hughes’ stock price slid lower in 2017 as the environment for long-cycle oil field service projects remained challenging and the newly combined company posted weaker-than-expected operating results. Toward year-end, we saw reasons for optimism as oil prices gained and Baker Hughes announced a $3 billion share repurchase program.

Teva Pharmaceutical Industries experienced a challenging year. In January 2017, Teva provided lower earnings guidance and a US federal court invalidated four patents for the company’s top-selling multiple sclerosis drug Copaxone. The resignations of Teva’s chief executive officer (CEO) and chief financial officer in the first half of 2017 further hindered Teva’s stock price. In the second half of the year, weak operating results, a dividend cut and a debt rating downgrade escalated investor concerns. The company managed to ease investor anxiety later in 2017, in our view, with the appointment of Kare Schultz, a well-regarded industry veteran as the new CEO, as well as the divestiture of certain non-core assets and amendment to certain debt instruments. We were also encouraged by the details of a restructuring plan announced by the new CEO in December.

The stock price of GE, an industrials company with a wide range of business units, declined as investors became more discouraged about the company’s poor cash flow generation, significantly underfunded pension liability, bloated cost structure, and increased competition and overcapacity in the power market. Intensifying pressure by activist investors led to chief executive officer (CEO) Jeffrey Immelt’s resignation in June 2017 and the promotion of John Flannery to CEO. However, GE’s stock price continued to slide after the company lowered its 2017 earnings guidance in October, which heightened investor concerns about a potential dividend cut. A

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dividend cut of 50%, larger than most investors had speculated, was announced in November, along with the incoming CEO’s plan for portfolio optimization and significant cost reductions. These negative events have not altered our view that GE has well-positioned businesses. If GE delivers on its plan to improve free cash flow generation and reduce overhead expenses, we believe there is upside potential for its stock price.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-US dollar investments. The currency forwards and futures had a negative impact on the Fund’s performance because of the depreciation of the US dollar versus the hedged currencies.

What is a currency forward?

A currency forward is an agreement between the Fund and a
counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a
counterparty made through a US or foreign futures exchange
to buy or sell an underlying instrument or asset at a specific price on a future date.

Philippe Brugere-Trelat, Executive Vice President and Portfolio Manager with Franklin Mutual Series, has decided to retire in 2018. We are grateful for Mr. Brugere-Trelat’s many years of service to the firm. In preparation for Mr. Brugere-Trelat’s retirement, Christian Correa, director of research and portfolio manager for Franklin Mutual Advisers will be added as a co-lead portfolio manager for Franklin Mutual Global Discovery Fund effective January 1, 2018, joining current co-lead portfolio managers Peter Langerman, Timothy Rankin and Philippe Brugere-Trelat. Effective May 1, 2018, Mr. Brugere-Trelat will step down as portfolio manager and remain with the firm in a consulting capacity until later in 2018 when he will officially retire.

Thank you for your participation in Franklin Mutual Global Discovery Fund. We look forward to continuing to serve your investment needs.

Peter A. Langerman Co-Portfolio Manager

Philippe Brugere-Trelat Co-Portfolio Manager

Timothy Rankin, CFA Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Peter Langerman has been portfolio manager for Franklin
Mutual Global Discovery Fund since 2009. He has been
portfolio manager for Franklin Mutual Shares Fund since
2005. He joined Franklin Templeton Investments in 1996,
serving in various capacities, including President and Chief
Executive Officer of Franklin Mutual Advisers and mem
ber of the management team of the Funds, including
Franklin Mutual Shares Fund. From 2002 to 2005, he
served as director of New Jersey’s Division of Investment,
overseeing employee pension funds. Between 1986 and
1996, Mr. Langerman was employed at Heine Securities
Corporation, the Fund’s former manager.

Philippe Brugere-Trelat has been portfolio manager for
Franklin Mutual Global Discovery Fund since 2009. He
has been lead portfolio manager for Franklin Mutual
European Fund since 2005 and co-portfolio manager for
Franklin Mutual International Fund since 2009. He has
been a member of the management team of the Franklin
Mutual Series Funds since 2004, when he rejoined Frank
lin Templeton Investments. Previously, he was president
and portfolio manager of Eurovest. Between 1984 and
1994, Mr. Brugere-Trelat was employed at Heine Secu
rities Corporation, the Fund’s former manager.

Timothy Rankin rejoined the Franklin Mutual Series
investment group in 2010 and currently serves as co-
portfolio manager for Franklin Mutual Global Discovery
Fund, and as a research analyst, responsible for the analy
sis of the global energy and chemical industries.
Mr. Rankin had previously worked at Franklin Mutual
Series from 1997 through 2004. Mr. Rankin has over 20
years of experience in the investment management
industry, including over 10 years with Franklin Mutual
Series as a research analyst and portfolio manager. Most
recently, he was managing director of Blue Harbour
Group, LLC, a private investment firm focused on small-
and mid-cap North American companies. Prior to his
original employment with Franklin Mutual Series,
Mr. Rankin was an equity analyst at Glickenhaus & Co.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Performance Summary as of December 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
1-Year	+9.84%	+9.84%
5-Year	+58.54%	+9.65%
10-Year	+73.98%	+5.69%

A
1-Year	+9.57%	+3.25%
5-Year	+56.33%	+8.06%
10-Year	+69.11%	+4.77%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class Z (1/1/08–12/31/17)

Class A (1/1/08–12/31/17)

See page 12 for Performance Summary footnotes.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

PERFORMANCE SUMMARY

Distributions (1/1/17–12/31/17)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

Z	$0.7946	$0.0964	$0.8664	$1.7574

A	$0.7158	$0.0964	$0.8664	$1.6786

C	$0.4552	$0.0964	$0.8664	$1.4180

R	$0.6294	$0.0964	$0.8664	$1.5922

R6	$0.8466	$0.0964	$0.8664	$1.8094

Total Annual Operating Expenses4

Share Class
Z	0.99%
A	1.24%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Source: Morningstar. The MSCI World Index (USD) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1]	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1]	Annualized Expense Ratio

Z	$1,000	$1,029.60	$ 4.91	$1,020.37	$4.89	0.96%
A	$1,000	$1,028.10	$ 6.19	$1,019.11	$6.16	1.21%
C	$1,000	$1,024.40	$10.00	$1,015.32	$9.96	1.96%
R	$1,000	$1,027.00	$ 7.46	$1,017.85	$7.43	1.46%
R6	$1,000	$1,029.90	$ 4.30	$1,020.97	$4.28	0.84%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Financial Highlights

		Year Ended December 31,
	2017	2016		2015	2014	2013

Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$31.12	$29.35		$33.32	$33.73	$28.65
Income from investment operations[a]:
Net investment income[b]	0.76 [c]	0.67	[d]	0.53	0.82 [e]	0.55
Net realized and unrealized gains (losses)	2.29	3.08		(1.71)	0.97	6.74
Total from investment operations	3.05	3.75		(1.18)	1.79	7.29
Less distributions from:
Net investment income	(0.79)	(0.69)		(0.55)	(0.82)	(0.57)
Net realized gains	(0.96)	(1.29)		(2.24)	(1.38)	(1.64)
Total distributions	(1.75)	(1.98)		(2.79)	(2.20)	(2.21)
Net asset value, end of year	$32.42	$31.12		$29.35	$33.32	$33.73

Total return	9.84%	12.86%		(3.36)%	5.33%	25.64%

Ratios to average net assets
Expenses[f,g]	0.96%	0.99%	[h]	0.99% [h]	0.99%	0.98%
Expenses incurred in connection with securities sold short	—%	0.01%		0.02%	0.03%	—% [i]
Net investment income	2.30% [c]	2.27%	[d]	1.56%	2.38% [e]	1.68%

Supplemental data
Net assets, end of year (000’s)	$7,175,981	$8,354,865		$9,132,752	$10,375,518	$9,529,245
Portfolio turnover rate	17.50%	17.01%		21.79%	23.66%	23.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.68%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.94%.

eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016		2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$30.57	$28.86		$32.81	$33.24	$28.27

Income from investment operations[a]:

Net investment income[b]	0.66 [c]	0.59	[d]	0.42	0.71 [e]	0.44

Net realized and unrealized gains (losses)	2.25	3.01		(1.67)	0.96	6.65

Total from investment operations	2.91	3.60		(1.25)	1.67	7.09

Less distributions from:

Net investment income	(0.72)	(0.60)		(0.46)	(0.72)	(0.48)

Net realized gains	(0.96)	(1.29)		(2.24)	(1.38)	(1.64)

Total distributions	(1.68)	(1.89)		(2.70)	(2.10)	(2.12)

Net asset value, end of year	$31.80	$30.57		$28.86	$32.81	$33.24

Total return[f]	9.57%	12.56%		(3.63)%	5.01%	25.26%

Ratios to average net assets

Expenses[g,h]	1.21%	1.24%	[i]	1.27% [i]	1.29%	1.28%

Expenses incurred in connection with securities sold short	—%	0.01%		0.02%	0.03%	—% [j]

Net investment income	2.05% [c]	2.02%	[d]	1.28%	2.08% [e]	1.38%

Supplemental data

Net assets, end of year (000’s)	$9,589,033	$10,498,722		$11,274,721	$11,573,196	$10,785,375

Portfolio turnover rate	17.50%	17.01%		21.79%	23.66%	23.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.43%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.

eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.10%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016		2015	2014	2013
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$30.22	$28.55		$32.49	$32.94	$28.05

Income from investment operations[a]:

Net investment income[b]	0.41 [c]	0.36	[d]	0.18	0.47 [e]	0.22

Net realized and unrealized gains (losses)	2.23	2.97		(1.64)	0.95	6.58

Total from investment operations	2.64	3.33		(1.46)	1.42	6.80

Less distributions from:

Net investment income	(0.46)	(0.37)		(0.24)	(0.49)	(0.27)

Net realized gains	(0.96)	(1.29)		(2.24)	(1.38)	(1.64)

Total distributions	(1.42)	(1.66)		(2.48)	(1.87)	(1.91)

Net asset value, end of year	$31.44	$30.22		$28.55	$32.49	$32.94

Total return[f]	8.78%	11.70%		(4.33)%	4.28%	24.39%

Ratios to average net assets

Expenses[g,h]	1.96%	1.99%	[i]	1.99% [i]	1.99%	1.98%

Expenses incurred in connection with securities sold short	—%	0.01%		0.02%	0.03%	—% [j]

Net investment income	1.30% [c]	1.27%	[d]	0.56%	1.38% [e]	0.68%

Supplemental data

Net assets, end of year (000’s)	$2,438,507	$2,758,563		$2,983,216	$3,077,691	$2,894,908

Portfolio turnover rate	17.50%	17.01%		21.79%	23.66%	23.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.94%.

eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016		2015	2014	2013

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$30.17	$28.51		$32.43	$32.88	$27.98

Income from investment operations[a]:

Net investment income[b]	0.57 [c]	0.50	[d]	0.35	0.65 [e]	0.37

Net realized and unrealized gains (losses)	2.22	2.98		(1.64)	0.93	6.58

Total from investment operations	2.79	3.48		(1.29)	1.58	6.95

Less distributions from:

Net investment income	(0.63)	(0.53)		(0.39)	(0.65)	(0.41)

Net realized gains	(0.96)	(1.29)		(2.24)	(1.38)	(1.64)

Total distributions	(1.59)	(1.82)		(2.63)	(2.03)	(2.05)

Net asset value, end of year	$31.37	$30.17		$28.51	$32.43	$32.88

Total return	9.31%	12.28%		(3.82)%	4.77%	25.02%

Ratios to average net assets

Expenses[f,g]	1.46%	1.49%	[h]	1.49%[h]	1.49%	1.48%

Expenses incurred in connection with securities sold short	—%	0.01%		0.02%	0.03%	—% [i]

Net investment income	1.80% [c]	1.77%	[d]	1.06%	1.88% [e]	1.18%

Supplemental data

Net assets, end of year (000’s)	$398,692	$444,813		$468,425	$528,439	$539,613

Portfolio turnover rate	17.50%	17.01%		21.79%	23.66%	23.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.18%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.90%.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	17

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016		2015	2014	2013[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$31.13	$29.35		$33.33	$33.73	$31.42

Income from investment operations[b]:

Net investment income[c]	0.75 [d]	0.61	[e]	0.55	0.85 [f]	0.40

Net realized and unrealized gains (losses)	2.34	3.19		(1.69)	1.00	4.17

Total from investment operations	3.09	3.80		(1.14)	1.85	4.57

Less distributions from:

Net investment income	(0.85)	(0.73)		(0.60)	(0.87)	(0.62)

Net realized gains	(0.96)	(1.29)		(2.24)	(1.38)	(1.64)

Total distributions	(1.81)	(2.02)		(2.84)	(2.25)	(2.26)

Net asset value, end of year.	$32.41	$31.13		$29.35	$33.33	$33.73

Total return[g]	9.98%	13.02%		(3.23)%	5.46%	14.71%

Ratios to average net assets[h]

Expenses[i,j]	0.84%	0.85%	[k]	0.84% [k]	0.85%	0.84%

Expenses incurred in connection with securities sold short	—%	0.01%		0.02%	0.03%	—% [l]

Net investment income	2.42% [d]	2.41%	[e]	1.71%	2.52% [f]	1.83%

Supplemental data

Net assets, end of year (000’s)	$2,221,338	$528,617		$229,765	$137,922	$10,535

Portfolio turnover rate	17.50%	17.01%		21.79%	23.66%	23.57%

aFor the period May 1, 2013 (effective date) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.

eNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.08%.

fNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.

gTotal return is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

jBenefit of expense reduction rounds to less than 0.01%.

kBenefit of waiver and payments by affiliates rounds to less than 0.01%.

lRounds to less than 0.01%.

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Statement of Investments, December 31, 2017

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests 91.9%
	Aerospace & Defense 0.1%
	BAE Systems PLC	United Kingdom	1,590,636	$12,308,466

	Auto Components 0.1%
[a,b,c]	International Automotive Components Group Brazil LLC	Brazil	3,819,425	130,949
[a,b,c,d]	International Automotive Components Group North America LLC	United States	35,491,081	23,380,637

				23,511,586

	Automobiles 1.0%
	General Motors Co.	United States	5,350,852	219,331,423

	Banks 12.0%
	Barclays PLC	United Kingdom	36,257,633	99,446,130
	BNP Paribas SA	France	2,309,793	172,512,789
	CIT Group Inc.	United States	3,769,060	185,550,824
	Citigroup Inc.	United States	4,720,240	351,233,058
	Citizens Financial Group Inc.	United States	9,225,010	387,265,920
	First Horizon National Corp.	United States	7,743,203	154,786,628
	HSBC Holdings PLC	United Kingdom	16,067,494	166,404,627
	JPMorgan Chase & Co.	United States	2,948,319	315,293,234
	Societe Generale SA	France	5,157,188	266,375,943
[a]	Standard Chartered PLC	United Kingdom	12,656,750	133,337,097
[a]	Unicaja Banco SA	Spain	32,636,630	51,452,864
	Wells Fargo & Co.	United States	5,713,404	346,632,221

				2,630,291,335

	Beverages 0.8%
	PepsiCo Inc.	United States	1,395,272	167,321,018

	Building Products 0.7%
	Johnson Controls International PLC	United States	4,191,600	159,741,876

	Capital Markets 0.4%
[a]	Guotai Junan Securities Co. Ltd.	China	41,520,689	92,470,736

	Chemicals 1.1%
[a,b,e]	Dow Corning Corp., Contingent Distribution	United States	11,430,153	—
	Monsanto Co.	United States	2,149,530	251,022,113

				251,022,113

	Communications Equipment 2.5%
	Cisco Systems Inc.	United States	7,416,030	284,033,949
	Nokia OYJ, A	Finland	28,555,604	133,412,395
	Nokia OYJ, ADR	Finland	25,474,246	118,709,986

				536,156,330

	Construction Materials 0.9%
	LafargeHolcim Ltd., B	Switzerland	3,691,245	208,173,565

	Consumer Finance 1.6%
	Ally Financial Inc.	United States	4,641,368	135,342,291
	Capital One Financial Corp.	United States	2,190,465	218,126,505

				353,468,796

	Containers & Packaging 0.8%
	International Paper Co.	United States	2,848,948	165,068,047

franklintempleton.com	Annual Report	19

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

STATEMENT OF INVESTMENTS

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services 0.8%
[a,b,c]	Hightower Holding LLC, B, Series II	United States	2,491,917	$5,927,772
	Voya Financial Inc.	United States	3,426,353	169,501,683

				175,429,455

	Diversified Telecommunication Services 2.0%
	China Telecom Corp. Ltd., H	China	229,081,897	109,074,750
	Koninklijke KPN NV	Netherlands	95,635,204	333,673,004

				442,747,754

	Electric Utilities 2.1%
	Enel SpA	Italy	57,664,238	354,921,905
	PG&E Corp.	United States	2,569,864	115,207,003

				470,128,908

	Energy Equipment & Services 0.8%
	Baker Hughes a GE Co., A	United States	5,382,143	170,291,005

	Food & Staples Retailing 2.3%
	CVS Health Corp.	United States	3,061,866	221,985,285
[a]	METRO AG	Germany	2,324,311	46,431,996
[a]	Rite Aid Corp.	United States	13,959,587	27,500,386
	Walgreens Boots Alliance Inc.	United States	2,833,972	205,803,047

				501,720,714

	Health Care Equipment & Supplies 5.3%
	Koninklijke Philips NV	Netherlands	11,117,357	420,699,622
	Medtronic PLC	United States	6,236,184	503,571,858
	Stryker Corp.	United States	1,490,802	230,835,782

				1,155,107,262

	Hotels, Restaurants & Leisure 2.4%
	Accor SA	France	7,758,692	400,281,805
[a]	Caesars Entertainment Corp.	United States	906,511	11,467,364
	Sands China Ltd.	Hong Kong	21,300,300	110,006,861

				521,756,030

	Independent Power & Renewable Electricity Producers 0.4%
[a]	Vistra Energy Corp.	United States	4,396,159	80,537,615

	Industrial Conglomerates 1.5%
	General Electric Co.	United States	18,356,200	320,315,690

	Insurance 10.1%
[a]	Alleghany Corp.	United States	76,761	45,756,465
	American International Group Inc.	United States	5,102,618	304,013,980
[a]	Brighthouse Financial Inc.	United States	349,187	20,476,326
	China Pacific Insurance Group Co. Ltd., H	China	44,491,587	213,834,784
	Chubb Ltd.	United States	1,651,098	241,274,951
	The Hartford Financial Services Group Inc.	United States	3,295,287	185,458,752
	MetLife Inc.	United States	3,841,066	194,204,297
	NN Group NV	Netherlands	11,287,329	489,156,475
	RSA Insurance Group PLC	United Kingdom	17,857,312	152,529,951
	T&D Holdings Inc.	Japan	6,611,212	113,056,800
	XL Group Ltd.	Bermuda	7,184,954	252,622,983

				2,212,385,764

20	Annual Report	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

STATEMENT OF INVESTMENTS

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	IT Services 1.8%
	Cognizant Technology Solutions Corp., A	United States	4,311,090	$306,173,612
	DXC Technology Co.	United States	862,421	81,843,753

				388,017,365

	Machinery 1.8%
	Caterpillar Inc.	United States	1,330,608	209,677,209
	CNH Industrial NV	United Kingdom	5,804,196	77,786,481
	CNH Industrial NV, special voting	United Kingdom	7,338,645	98,350,808

				385,814,498

	Media 7.4%
[a]	Charter Communications Inc., A	United States	840,665	282,429,813
[a]	DISH Network Corp., A	United States	4,143,726	197,862,917
	Sky PLC	United Kingdom	17,665,468	241,426,075
	Time Warner Inc.	United States	5,178,666	473,692,579
	The Walt Disney Co.	United States	3,912,400	420,622,124

				1,616,033,508

	Metals & Mining 1.3%
[a]	Freeport-McMoRan Inc.	United States	6,099,862	115,653,383
	thyssenkrupp AG	Germany	4,205,590	122,185,673
	Warrior Met Coal Inc.	United States	1,788,865	44,989,955

				282,829,011

	Multi-Utilities 0.4%
	innogy SE	Germany	2,114,859	82,909,805

	Oil, Gas & Consumable Fuels 8.3%
	Anadarko Petroleum Corp.	United States	2,074,000	111,249,360
	BP PLC	United Kingdom	30,087,550	212,382,065
	Crescent Point Energy Corp.	Canada	16,701,800	127,279,647
	JXTG Holdings Inc.	Japan	13,174,642	84,997,690
	Kinder Morgan Inc.	United States	13,160,358	237,807,669
	Marathon Oil Corp.	United States	12,762,064	216,061,744
	Plains All American Pipeline LP	United States	5,573,200	115,030,848
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	8,880,928	296,058,566
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	6,164,658	206,461,550
	The Williams Cos. Inc.	United States	6,364,035	194,039,427

				1,801,368,566

	Pharmaceuticals 7.9%
	Eli Lilly & Co.	United States	5,532,056	467,237,450
	GlaxoSmithKline PLC	United Kingdom	13,777,842	246,068,145
	Merck & Co. Inc.	United States	7,603,328	427,839,267
	Novartis AG, ADR	Switzerland	5,849,662	491,137,621
	Teva Pharmaceutical Industries Ltd., ADR	Israel	4,852,226	91,949,683

				1,724,232,166

	Real Estate Management & Development 0.1%
[a]	VICI Properties Inc.	United States	1,103,270	22,617,035

	Software 5.4%
[a]	Avaya Holdings Corp.	United States	4,558,155	79,995,620
[a,b]	Avaya Holdings Corp., wts., 12/15/22	United States	401,411	682,837
[a]	Check Point Software Technologies Ltd.	Israel	3,379,372	350,170,527
[a]	Dell Technologies Inc., V	United States	1,105,751	89,875,441

franklintempleton.com	Annual Report	21

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

STATEMENT OF INVESTMENTS

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Software (continued)
	Microsoft Corp.	United States	4,462,975	$381,762,881
	Symantec Corp.	United States	9,568,159	268,482,542

				1,170,969,848

	Specialty Retail 0.5%
	Kingfisher PLC	United Kingdom	24,744,829	112,848,043

	Technology Hardware, Storage & Peripherals 2.5%
	Hewlett Packard Enterprise Co.	United States	10,039,360	144,165,209
	Lenovo Group Ltd.	China	41,391,101	23,363,402
	Samsung Electronics Co. Ltd.	South Korea	162,773	388,565,972

				556,094,583

	Tobacco 3.5%
	Altria Group Inc.	United States	2,606,727	186,146,375
	British American Tobacco PLC	United Kingdom	5,233,602	354,658,085
	British American Tobacco PLC, ADR	United Kingdom	2,178,905	145,964,846
	Imperial Brands PLC	United Kingdom	1,937,431	82,835,342

				769,604,648

	Wireless Telecommunication Services 1.3%
	Vodafone Group PLC	United Kingdom	89,319,132	283,459,405

	Total Common Stocks and Other Equity Interests (Cost $15,452,032,673)			20,066,083,969

	Management Investment Companies (Cost $112,851,576) 0.6%
	Diversified Financial Services 0.6%
[a]	Altaba Inc.	United States	1,722,000	120,281,700

	Preferred Stocks (Cost $391,187,079) 1.7%
	Automobiles 1.7%
[f]	Volkswagen AG, 1.238%, pfd.	Germany	1,896,164	378,676,695

			Principal Amount
	Corporate Notes and Senior Floating Rate Interests 2.2%
[g,h]	Belk Inc., Closing Date Term Loan, 6.099%, (LIBOR + 4.75%), 12/12/22	United States	$33,559,402	27,553,679
[g,h]	Cumulus Media Holdings Inc., Term Loans, 4.82%, (LIBOR + 3.25%), 12/23/20	United States	80,932,238	69,905,220
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	117,895,000	89,452,831
	senior note, 11.00%, 9/15/25	United States	133,179,000	98,552,460
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	95,618,000	71,474,455
	[g,h] Tranche D Term Loan, 8.443%, (LIBOR + 6.75%), 1/30/19	United States	117,978,997	89,024,946
	[g,h] Tranche E Term Loan, 9.193%, (LIBOR + 7.50%), 7/30/19	United States	37,921,652	28,520,230

	Total Corporate Notes and Senior Floating Rate Interests (Cost $567,869,245)			474,483,821

	Corporate Notes in Reorganization (Cost $8,893) 0.0%
[b,c,i]	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	8,893	—

22	Annual Report	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

STATEMENT OF INVESTMENTS

		Country	Shares	Value

	Companies in Liquidation 0.1%
[a,b,e]	Avaya Holdings Corp., Contingent Distribution	United States	123,916,000	$—
[a,b,e]	Avaya Inc., Contingent Distribution	United States	168,607,600	—
[a,b,c]	FIM Coinvestor Holdings I, LLC	United States	30,279,560	—
[a,j]	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	587,363,521	13,039,470
[a,b,e]	NewPage Corp., Litigation Trust, Contingent Distribution	United States	145,817,000	—
[a,b,e]	Tribune Media, Litigation Trust, Contingent Distribution	United States	1,300,238	—
[a,b,e]	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	260,457,613	3,021,308
[a]	Vistra Energy Corp., Litigation Trust, TRA	United States	4,396,159	3,846,640

	Total Companies in Liquidation (Cost $58,023,230)			19,907,418

	Total Investments before Short Term Investments (Cost $16,581,972,696)			21,059,433,603

			Principal Amount
	Short Term Investments 3.6%
	U.S. Government and Agency Securities 3.6%
[k]	FHLB, 1/02/18	United States	$2,400,000	2,400,000
[k]	U.S. Treasury Bill,
	1/02/18 - 2/22/18	United States	620,700,000	620,449,787
	[l]4/05/18 - 5/10/18	United States	167,000,000	166,248,845

	Total U.S. Government and Agency Securities (Cost $789,137,815)			789,098,632

	Total Investments (Cost $17,371,110,511) 100.1%			21,848,532,235
	Securities Sold Short (0.6)%			(136,950,389)
	Other Assets, less Liabilities 0.5%			111,969,225

	Net Assets 100.0%			$21,823,551,071

			Shares
[m]	Securities Sold Short (0.6)%
	Common Stocks (0.6)%
	Diversified Telecommunication Services (0.1)%
	AT&T Inc.	United States	773,086	(30,057,584)

	Internet Software & Services (0.5)%
	Alibaba Group Holding Ltd., ADR	China	619,920	(106,892,805)

	Total Securities Sold Short (Proceeds $138,351,504)			$(136,950,389)

franklintempleton.com	Annual Report	23

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

STATEMENT OF INVESTMENTS

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dSee Note 12 regarding holdings of 5% voting securities.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

fVariable rate security. The rate shown represents the yield at period end.

gThe coupon rate shown represents the rate at period end.

hSee Note 1(e) regarding senior floating rate interests.

iSee Note 8 regarding credit risk and defaulted securities.

jBankruptcy claims represent the right to receive distribution, if any during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

kThe security was issued on a discount basis with no stated coupon rate.

lA portion or all of the security has been segregated as collateral for securities sold short and open forward exchange contracts. At December 31, 2017, the aggregate value of these securities pledged amounted to $158,372,967, representing 0.7% of net assets.

mSee Note 1(d) regarding securities sold short.

At December 31, 2017, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	8,972	$1,354,267,325	3/19/18	$(24,144,770)
GBP/USD	Short	9,023	764,530,069	3/19/18	(4,784,272)
Total Futures Contracts					$(28,929,042)

*As of period end.

24	Annual Report	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

STATEMENT OF INVESTMENTS

At December 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Sell	3,225,503	$3,734,713	1/12/18	$—	$(138,663)
Euro	HSBK	Buy	11,607,253	13,794,772	1/12/18	143,909	—
Euro	HSBK	Buy	14,813,411	17,816,889	1/12/18	—	(28,061)
Euro	HSBK	Sell	180,066,458	207,295,336	1/12/18	—	(8,939,221)
Euro	SSBT	Buy	28,598,259	33,879,124	1/12/18	463,376	—
Euro	SSBT	Sell	13,928,023	16,232,216	1/12/18	—	(493,386)
Euro	UBSW	Buy	12,418,599	14,771,641	1/12/18	141,355	—
Euro	UBSW	Sell	183,610,277	211,291,512	1/12/18	—	(9,198,675)
British Pound	BOFA	Buy	1,930,266	2,589,145	1/16/18	19,250	—
British Pound	BOFA	Buy	2,060,000	2,787,454	1/16/18	—	(3,749)
British Pound	BOFA	Sell	22,615,685	29,592,923	1/16/18	—	(967,947)
British Pound	BONY	Sell	146,718,967	189,738,582	1/16/18	—	(8,524,671)
British Pound	SSBT	Buy	78,150	104,579	1/16/18	1,026	—
British Pound	SSBT	Sell	1,449,617	1,890,910	1/16/18	—	(67,977)
British Pound	UBSW	Buy	3,399,397	4,604,337	1/16/18	—	(10,688)
British Pound	UBSW	Buy	7,583,834	10,200,620	1/16/18	47,513	—
British Pound	UBSW	Sell	146,718,134	189,559,829	1/16/18	—	(8,702,299)
Euro	BOFA	Sell	4,839,350	5,853,012	1/26/18	36,494	—
Euro	BONY	Sell	1,000,000	1,198,700	1/26/18	—	(3,221)
Euro	BONY	Sell	1,000,000	1,204,025	1/26/18	2,104	—
Euro	HSBK	Sell	160,857,394	189,183,200	1/26/18	—	(4,154,720)
Euro	SSBT	Sell	504,113	607,115	1/26/18	1,211	—
Euro	SSBT	Sell	7,382,209	8,810,639	1/26/18	—	(62,196)
Euro	UBSW	Sell	154,120,245	181,154,672	1/26/18	—	(4,085,725)
South Korean Won	HSBK	Buy	37,972,775,965	34,867,564	2/09/18	732,136	—
South Korean Won	HSBK	Sell	73,046,652,947	65,109,672	2/09/18	—	(3,371,992)
South Korean Won	UBSW	Sell	190,936,125,366	170,431,255	2/09/18	—	(8,572,482)
British Pound	BONY	Sell	93,367,335	122,083,206	2/14/18	—	(4,199,753)
British Pound	HSBK	Sell	43,149,973	57,350,629	2/14/18	—	(1,011,391)
British Pound	UBSW	Sell	93,367,337	122,082,928	2/14/18	—	(4,200,034)
Euro	BONY	Sell	138,420,941	163,590,159	2/20/18	—	(3,011,749)
Euro	SSBT	Sell	138,420,941	163,558,184	2/20/18	—	(3,043,724)
Japanese Yen	UBSW	Sell	96,738,860	857,570	2/20/18	—	(3,115)
Japanese Yen	UBSW	Sell	12,443,048,392	111,045,788	2/20/18	340,088	—
Euro	BOFA	Sell	3,556,440	4,263,318	4/10/18	—	(30,782)
Euro	HSBK	Sell	185,511,145	219,789,894	4/10/18	—	(4,199,078)
Euro	UBSW	Sell	188,928,115	223,917,290	4/10/18	—	(4,197,384)
Euro	BOFA	Sell	138,062,118	164,710,177	4/18/18	—	(2,077,261)
Euro	SSBT	Sell	138,062,118	164,706,036	4/18/18	—	(2,081,403)
Euro	UBSW	Sell	138,062,118	164,734,339	4/18/18	—	(2,053,100)
British Pound	BOFA	Sell	59,017,275	78,528,805	4/24/18	—	(1,489,839)
British Pound	UBSW	Sell	11,352,995	15,032,841	4/24/18	—	(360,131)
Euro	HSBK	Sell	122,952,210	145,101,682	5/07/18	—	(3,620,950)
Euro	UBSW	Sell	122,952,209	145,075,615	5/07/18	—	(3,647,016)
South Korean Won	HSBK	Sell	91,905,791,119	81,918,885	5/11/18	—	(4,334,617)
South Korean Won	UBSW	Sell	94,469,602,033	84,255,871	5/11/18	—	(4,403,767)
Euro	BOFA	Sell	72,538,066	86,561,422	5/21/18	—	(1,262,699)
Euro	UBSW	Sell	69,388,066	82,731,764	5/21/18	—	(1,278,554)
British Pound	BOFA	Sell	3,186,040	4,291,284	5/24/18	—	(33,244)

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
British Pound	HSBK	Sell	1,619,407	$2,200,143	5/24/18	$2,061	$—
British Pound	HSBK	Sell	20,675,997	27,711,095	5/24/18	—	(353,204)
British Pound	SSBT	Sell	132,504,765	176,726,242	5/24/18	—	(3,127,392)
Total Forward Exchange Contracts						$1,930,523	$(111,345,860)
Net unrealized appreciation (depreciation)							$(109,415,337)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 42.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2017

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$17,342,015,140
Cost - Non-controlled affiliates (Note 12)	29,095,371

Value - Unaffiliated issuers	$21,825,151,598
Value - Non-controlled affiliates (Note 12)	23,380,637
Cash	3,562,979
Foreign currency, at value (cost $22,928,206)	22,992,085
Receivables:
Investment securities sold	22,138,867
Capital shares sold	27,341,398
Dividends and interest	52,473,163
European Union tax reclaims	6,526,149
Deposits with brokers for:
Securities sold short	140,151,137
Futures contracts	36,656,640
Unrealized appreciation on OTC forward exchange contracts	1,930,523
Other assets	502,680

Total assets	22,162,807,856

Liabilities:
Payables:
Capital shares redeemed	48,821,903
Management fees	15,002,525
Distribution fees	8,446,520
Transfer agent fees	4,384,960
Trustees’ fees and expenses	778,610
Variation margin on futures contracts	12,024,913
Securities sold short, at value (proceeds $138,351,504)	136,950,389
Unrealized depreciation on OTC forward exchange contracts	111,345,860
Accrued expenses and other liabilities	1,501,105

Total liabilities	339,256,785

Net assets, at value	$21,823,551,071

Net assets consist of:
Paid-in capital	$17,528,395,496
Undistributed net investment income	7,087,401
Net unrealized appreciation (depreciation)	4,341,209,695
Accumulated net realized gain (loss)	(53,141,521)
Net assets, at value	$21,823,551,071

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	27

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2017

Class Z:
Net assets, at value	$7,175,981,310
Shares outstanding	221,351,272
Net asset value and maximum offering price per share	$32.42
Class A:
Net assets, at value	$9,589,033,149
Shares outstanding	301,535,528
Net asset value per share[a]	$31.80
Maximum offering price per share (net asset value per share ÷ 94.25%)	$33.74
Class C:
Net assets, at value	$2,438,506,635
Shares outstanding	77,570,650
Net asset value and maximum offering price per share[a]	$31.44
Class R:
Net assets, at value	$ 398,691,929
Shares outstanding	12,710,477
Net asset value and maximum offering price per share	$31.37
Class R6:
Net assets, at value	$2,221,338,048
Shares outstanding	68,528,721
Net asset value and maximum offering price per share	$32.41

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$644,383,143
Interest:
Unaffiliated issuers	87,280,572
Other income (Note 1f)	2,540,168

Total investment income	734,203,883

Expenses:
Management fees (Note 3a)	181,746,674
Distribution fees: (Note 3c)
Class A	25,156,234
Class C	26,285,180
Class R	2,138,351
Transfer agent fees: (Note 3e)
Class Z	11,213,906
Class A	13,297,857
Class C	3,473,850
Class R	565,903
Class R6	91,837
Custodian fees (Note 4)	1,080,186
Reports to shareholders	1,789,151
Registration and filing fees	410,362
Professional fees	1,361,644
Trustees’ fees and expenses	696,605
Other	429,545

Total expenses	269,737,285
Expense reductions (Note 4)	(116,989)

Net expenses	269,620,296

Net investment income	464,583,587

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	963,570,555
Foreign currency transactions	4,860,010
Forward exchange contracts	(145,628,588)
Futures contracts	(155,446,868)
Securities sold short	(1,910,663)

Net realized gain (loss)	665,444,446

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	1,295,324,981
Non-controlled affiliates (Note 12)	(3,021,178)
Translation of other assets and liabilities denominated in foreign currencies	1,381,212
Forward exchange contracts	(303,918,308)
Futures contracts	(49,863,315)
Securities sold short	923,558

Net change in unrealized appreciation (depreciation)	940,826,950

Net realized and unrealized gain (loss)	1,606,271,396

Net increase (decrease) in net assets resulting from operations	$2,070,854,983

*Foreign taxes withheld on dividends.	$29,560,436

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	29

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,

	2017	2016

Increase (decrease) in net assets:
Operations:
Net investment income	$464,583,587	$448,677,966
Net realized gain (loss)	665,444,446	976,195,241
Net change in unrealized appreciation (depreciation)	940,826,950	1,145,149,281

Net increase (decrease) in net assets resulting from operations	2,070,854,983	2,570,022,488

Distributions to shareholders from:
Net investment income:
Class Z	(172,580,188)	(176,437,033)
Class A	(209,942,027)	(200,541,522)
Class C	(34,634,111)	(33,021,201)
Class R	(7,828,860)	(7,618,889)
Class R6	(54,145,296)	(10,674,922)
Net realized gains:
Class Z	(233,398,813)	(326,765,440)
Class A	(286,608,599)	(435,628,779)
Class C	(74,606,964)	(116,244,017)
Class R	(12,124,955)	(18,594,896)
Class R6	(40,494,896)	(18,722,984)

Total distributions to shareholders	(1,126,364,709)	(1,344,249,683)

Capital share transactions: (Note 2)
Class Z	(1,590,803,172)	(1,201,294,226)
Class A	(1,344,720,248)	(1,372,576,556)
Class C	(436,509,197)	(376,018,782)
Class R	(64,928,952)	(47,755,202)
Class R6	1,730,442,445	268,573,248

Total capital share transactions	(1,706,519,124)	(2,729,071,518)

Net increase (decrease) in net assets	(762,028,850)	(1,503,298,713)
Net assets:
Beginning of year	22,585,579,921	24,088,878,634

End of year	$21,823,551,071	$22,585,579,921

Undistributed net investment income included in net assets:
End of year	$7,087,401	$—

Distributions in excess of net investment income included in net assets:
End of year	$—	$(18,974,209)

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting Policies (continued)

a.   Financial Instrument Valuation (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to

32	Annual Report	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2017, the Fund had OTC derivatives in a net liability position of $109,415,337 and the aggregate value of collateral pledged for such contracts was $91,716,527.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

d.   Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e.   Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

1.   Organization and Significant Accounting Policies (continued)

e.   Senior Floating Rate Interests (continued)

excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

f.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

h.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.   Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	68,835,996	$2,244,877,670	55,397,128	$1,662,439,998
Shares issued in reinvestment of distributions	11,449,535	372,018,771	15,044,678	468,213,378
Shares redeemed	(127,366,615)	(4,207,699,613)	(113,174,673)	(3,331,947,602)
Net increase (decrease)	(47,081,084)	$(1,590,803,172)	(42,732,867)	$(1,201,294,226)

Class A Shares:
Shares sold	31,207,860	$1,003,437,365	35,127,143	$1,014,171,059
Shares issued in reinvestment of distributions	15,223,548	484,999,519	20,440,282	624,283,614
Shares redeemed	(88,369,392)	(2,833,157,132)	(102,820,657)	(3,011,031,229)
Net increase (decrease)	(41,937,984)	$(1,344,720,248)	(47,253,232)	$(1,372,576,556)

Class C Shares:
Shares sold	6,673,104	$211,439,458	7,120,197	$203,328,360
Shares issued in reinvestment of distributions	3,370,430	105,965,772	4,628,208	139,510,899
Shares redeemed	(23,753,704)	(753,914,427)	(24,940,702)	(718,858,041)
Net increase (decrease)	(13,710,170)	$(436,509,197)	(13,192,297)	$(376,018,782)

Class R Shares:
Shares sold	1,801,733	$57,024,664	1,951,411	$55,809,510
Shares issued in reinvestment of distributions	615,390	19,331,426	844,579	25,450,207
Shares redeemed	(4,451,909)	(141,285,042)	(4,482,315)	(129,014,919)
Net increase (decrease)	(2,034,786)	$(64,928,952)	(1,686,325)	$(47,755,202)

Class R6 Shares:
Shares sold	54,624,980	$1,832,959,818	11,717,779	$343,905,697
Shares issued in reinvestment of distributions	2,637,145	85,609,397	728,048	22,663,432
Shares redeemed	(5,716,616)	(188,126,770)	(3,290,558)	(97,995,881)
Net increase (decrease)	51,545,509	$1,730,442,445	9,155,269	$268,573,248

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.   Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.875%	Up to and including $4 billion

0.845%	Over $4 billion, up to and including $7 billion

0.825%	Over $7 billion, up to and including $10 billion

0.805%	Over $10 billion, up to and including $13 billion

0.785%	Over $13 billion, up to and including $16 billion

0.765%	Over $16 billion, up to and including $19 billion

0.745%	Over $19 billion, up to and including $22 billion

0.725%	Over $22 billion, up to and including $25 billion

0.705%	Over $25 billion, up to and including $28 billion

0.685%	In excess of $28 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.808% of the Fund’s average daily net assets.

b.   Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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NOTES TO FINANCIAL STATEMENTS

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$2,304,034
CDSC retained	$141,150

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2017, the Fund paid transfer agent fees of $28,643,353, of which $9,984,977 was retained by Investor Services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2017, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2017	$778,610
[b]Increase in projected benefit obligation	$17,318

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

5. Independent Trustees’ Retirement Plan (continued)

Benefit payments made to retired trustees	$(22,171)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2017, the Fund deferred post-October capital losses of $145,031,524.

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016

Distributions paid from:
Ordinary income	$544,846,066	$487,383,893
Long term capital gain	581,518,643	856,865,790

	$1,126,364,709	$1,344,249,683

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$17,147,589,962

Unrealized appreciation	$5,762,362,196
Unrealized depreciation	(1,336,651,524)

Net unrealized appreciation (depreciation)	$4,425,710,672

Distributable earnings - undistributed ordinary income	$14,339,473

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2017, aggregated $3,770,159,266 and $6,025,790,713, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017, the aggregate long value of distressed company securities for which interest recognition has been discontinued represents less than 0.1% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
8,893	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$8,893	$—
30,279,560	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,491,917	Hightower Holding LLC, B, Series II	6/10/10 - 5/10/12	7,620,000	5,927,772
3,819,425	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	2,536,498	130,949
35,491,081	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	29,095,371	23,380,637

	Total Restricted Securities (Value is 0.1% of Net Assets)		$39,260,762	$29,439,358

11. Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$-	Variation margin on futures contracts	$28,929,042	[a]
	Unrealized appreciation on OTC forward exchange contracts	1,930,523	Unrealized depreciation on OTC forward exchange contracts	111,345,860

Totals		$1,930,523		$140,274,902

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

11. Other Derivative Information (continued)

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$(145,628,588)	Forward exchange contracts	$(303,918,308)
	Futures contracts	(155,446,868)	Futures contracts	(49,863,315)

Totals		$(301,075,456)		$(353,781,623)

For the year ended December 31, 2017, the average month end notional amount of futures contracts represented $2,047,965,764. The average month end contract value of forward exchange contracts was $4,610,451,970.

See Note 1(c) regarding derivative financial instruments.

12. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
International Automotive Components Group North America LLC (Value is 0.1% of Net Assets)	35,491,081	—	—	35,491,081	$23,380,637	$—	$—	$(3,021,178)

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:
Auto Components	$—	$—	$23,511,586		$23,511,586
Diversified Financial Services	289,783,383	—	5,927,772		295,711,155
Machinery	287,463,690	98,350,808	—		385,814,498
Software	1,170,287,011	—	682,837		1,170,969,848
All Other Equity Investments[b]	18,689,035,277	—	—	[c]	18,689,035,277
Corporate Notes and Senior Floating Rate Interests	—	474,483,821	—		474,483,821
Corporate Notes in Reorganization	—	—	—	[c]	—
Companies in Liquidation	—	16,886,110	3,021,308[c]		19,907,418
Short Term Investments	786,698,632	2,400,000	—		789,098,632

Total Investments in Securities	$21,223,267,993	$592,120,739	$33,143,503		$21,848,532,235

Other Financial Instruments:
Forward Exchange Contracts	$—	$1,930,523	$—		$1,930,523

Liabilities:
Other Financial Instruments:
Securities Sold Short	$136,950,389	$—	$—		$136,950,389
Futures Contracts	28,929,042	—	—		28,929,042
Forward Exchange Contracts	—	111,345,860	—		111,345,860

Total Other Financial Instruments	$165,879,431	$111,345,860	$—		$277,225,291

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred stocks and management investment companies as well as other equity investments.

cIncludes securities determined to have no value at December 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

15.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar	LIBOR	London InterBank Offered Rate
SSBT	State Street Bank and Trust Co., N.A.			TRA	Tax Receivable Agreement Right
UBSW	UBS AG

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Global Discovery Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Global Discovery Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual Global Discovery Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, MA

February 26, 2018

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $684,666,052 as a long term capital gain dividend for the fiscal year ended December 31, 2017.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $65,715,584 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2017.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 60.59% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2017.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $615,643,534 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $45,041,378 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2017.

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FRANKLIN MUTUAL SERIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	14	None

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	40	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Vice Chairman	Trustee since 2002 and Vice Chairman since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B. J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	14	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications and consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Keith Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789.	Trustee	Since 2009	14	None

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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FRANKLIN MUTUAL SERIES FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	40	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1998	14	None

Principal Occupation During at Least the Past 5 Years: Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	40	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	14	None

Principal Occupation During at Least the Past 5 Years:

Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	153	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	American International Group, Inc. (AIG) Credit Facility Trust (2010-2011).

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; President and Chief Investment Officer, Franklin Advisory Services, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949) 101 John F. Kennedy Parkway Short Hills NJ 07078-2789	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Franklin Mutual Advisers, LLC; officer of one of the investment companies in Franklin Templeton Investments; and formerly, Portfolio Manager of Eurovest SA (French registered investment company, SICAV).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisors, LLC, which is an affiliate of the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1996. He currently serves as a Max L. Hines Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1996. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied

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Interested Board Members and Officers (continued)

Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Mutual Global Discovery Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301 - (Class A, C, R & R6)

(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	477 A 02/18

Annual Report and Shareholder Letter December 31, 2017

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Franklin Mutual European Fund Shareholder:

Securities markets benefited from a confluence of positive economic, financial and political trends during 2017. The global economy entered a synchronized pace of modest and steady growth, corporate earnings strengthened in the US, Europe and Japan, and US equity market volatility remained at historically low levels. A number of political risks identified at the start of 2017, such as the success of far-right parties in Europe, Brexit negotiations and the Trump administration’s ability to enact its policy agenda, also dissipated or became less immediate for investors as the year progressed. Stocks in global developed markets, as measured by the MSCI World Index, delivered a +23.07% total return.1

In European equity markets, growth stocks outperformed value stocks during the period. The MSCI All Country (AC) Europe Growth Index returned +15.24% in local currency terms and +27.66% in US dollar terms, while the MSCI AC Europe Value Index returned +10.90% in local currency terms and +23.11% in US dollar terms.1 We do not know how long these trends will continue, but historically, periods of strong performance by growth stocks have eventually been followed by relatively weaker performance. A strengthening European economy—including lower unemployment, rising wages and increased capital investment—has the potential to increase the attractiveness of more “value” oriented stocks, particularly within cyclical sectors such as industrials, consumer discretionary and financial services.

A stellar 2017 for equity markets also pushed up common valuation metrics, such as price-to-earnings. Valuation is a critical factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. We remain committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Although the investment landscape appears favorable as we enter 2018, it is worth remembering that securities markets are dynamic and constantly evolving. Therefore, we believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Mutual European Fund

This annual report for Franklin Mutual European Fund covers the fiscal year ended December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a focus on mid- and large cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Geographic Composition bar chart on this page lists the leading European countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares generated a +10.45% cumulative total return for the 12 months ended December 31, 2017. For comparison, the Fund’s benchmark, the MSCI Europe Index, which tracks equity performance in Europe’s developed markets, produced a +13.06% total return in local currency terms.1 Also for comparison, the MSCI Europe Index posted a +26.24% total return in US dollar terms.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period under review. In this environment, global developed and emerging market stocks generated a +24.62% total return, as measured by the MSCI All Country World Index.1 Global markets were aided by price gains in oil and other

Geographic Composition*

Based on Total Net Assets as of 12/31/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

commodities, generally upbeat economic data across regions, the European Central Bank’s (ECB’s) extension of its monetary easing program, and investor optimism about pro-growth and pro-business policies in the US. The prospect for reforms in the European Union (EU) with Emmanuel Macron’s election as France’s president, encouraging corporate earnings reports and the passage of the US tax reform bill also supported global stocks.

However, global markets reflected investor concerns about the terms of the UK’s exit from the EU, political uncertainty in the US and the EU, and geopolitical tensions in the Korean peninsula and other regions. Other concerns included the health

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 18.

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of European banks, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and comments from key central bankers around the world about potentially raising interest rates.

In Europe, the UK’s economic growth moderated in 2017 compared to 2016, largely due to slower growth in the services sector. In November, the Bank of England raised its key policy rate 0.25%, its first increase in a decade. The eurozone’s growth accelerated in 2017’s second and third quarters, but moderated in the fourth quarter. However, the eurozone’s 2017 economic growth rate of 2.5% was the fastest in a decade.2 The bloc’s annual inflation rate, while low, ended higher than in December 2016. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

Investment Strategy

We follow a distinctive value investment approach that combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company’s securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”? To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In 2017, an improving economic and political backdrop helped drive most equity markets higher. The positive performances were broad based, spanning across most regions and sectors, and complemented by minimal volatility. Global markets were aided by generally upbeat economic data, improved corporate earnings in the US, Europe and Japan, as well as improved industrial commodity prices, most notably crude oil. In addition, the most significant political risks identified by investors heading into 2017 failed to materialize.

European equity markets started 2017 slowly, but positive political events and improved economic data fueled strong performances during the period. Elections in Europe produced outcomes generally regarded as positive economically as far-right parties largely failed to gain political power in national elections. Investors were particularly encouraged by the presidential election outcome in France. The reform-minded, centrist candidate, Emmanuel Macron, won the French presidential election in May and quickly began to push his agenda, most notably labor decrees giving employers in France greater freedom in negotiating contracts directly with workers. Amid all the positive events, the UK remained the most significant outlier. In the UK, a June 2017 snap election resulting in no party having a majority in Parliament appeared to make a “hard Brexit,” in which the UK leaves the European Union (EU) in March 2019 without a negotiated deal, even more likely than before. Although the UK and EU appeared to make some progress late in the year, the snap election results left the Conservative Party in a precarious position and with the risk of another election in the near future.

As value investors, we managed to benefit from steady economic growth despite underlying market turbulence. In all market environments, we seek to invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

As the European economy grew stronger, the Fund’s exposure to the consumer discretionary sector increased as well.3 In particular, the Fund’s investments in the automotive industry grew. The Top 10 Sectors/Industries table on page 5 lists automobiles and other leading industries in which the Fund currently invests. Automobiles were a particularly attractive opportunity due to the confluence of several favorable factors: value enhancing restructuring opportunities, improving competitiveness, a strong pipeline of new products expected to

2. Source: Eurostat.

3. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; household durables; media; and specialty retail in the SOI.

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come to market over the next several years, a consumer preference shift towards higher-margin CUVs (crossover utility vehicles), solid balance sheets, strong free-cash flow, attractive valuations and a generally positive global economic environment.

The Fund initiated a position in automaker Peugeot in the first half of 2017. Peugeot acquired General Motors’4 European business (Opel Vauxhall) in 2017, making Peugeot the second largest automaker in Europe. The global automotive industry has always been competitive, but accelerating innovation has increased the required research and development costs and put pressure on automakers to become ever more efficient. The scale that this combination gave Peugeot should allow it to increase margins and cash flow through improved product development, more efficient vehicle production, maximizing the value of the industrial base and better powertrain performance.

Another investment in the automotive industry was Volkswagen, the largest European automaker. The company has always possessed the necessary scale to compete globally, but it was hampered by the diesel-emissions scandal of 2015. Volkswagen showed signs of moving past the scandal, as operational results improved in 2017. Investors were particularly encouraged by the underlying improvement in free-cash flow and an ongoing cycle of new product releases. Volkswagen also moved to position itself for the future with an aggressive program of innovation in autonomous driving and electric vehicles.

Merger and acquisition (M&A) activity remained healthy in 2017, although the pace of activity appeared to decelerate slightly compared to 2016 due to less favorable political and regulatory conditions in the US, the UK and China. With a number of large cross-border deals dominating the European M&A headlines, US regulatory issues appeared to be a broader consideration. Many large deals involving European corporates continued to wind their way through prolonged regulatory reviews, including Twenty-First Century Fox’s4 offer for Sky.

With an improving economic backdrop and continuing low interest-rate environment in Europe, we continued to see very limited activity in the distressed debt market. As long as these conditions continue, we do not expect the investment landscape in distressed markets to change.

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/17

% of Total Net Assets
Insurance	15.5%
Oil, Gas & Consumable Fuels	9.3%
Banks	8.0%
Pharmaceuticals	6.8%
Automobiles	5.9%
Diversified Telecommunication Services	4.8%
Auto Components	4.0%
Trading Companies & Distributors	3.9%
Electric Utilities	3.8%
Hotels, Restaurants & Leisure	3.7%

Fund Performance

Turning to Fund performance, top positive contributors included Italy-based Enel, Germany-based Volkswagen and France-based Accor. These positive contributors are listed among the Fund’s largest positions in the Top 10 Equity Holdings table on page 6.

Enel is a multinational electric and natural gas utility that has a large presence in Europe. A combination of generally positive earnings results, the announcement of a €2billion stock buyback program in March 2017 and consistent confirmation of full-year 2017 guidance helped drive the stock price higher. We believe the results show in part that Enel is successfully implementing its strategic plan, which includes cutting costs, a focused increase in capital investments in its network and renewable energy capacity, and sales of non-core assets. Shares of Enel and other European utilities received a boost from investors favoring more defensive and eurozone-oriented stocks due to a strengthening euro and the European Central Bank’s initial steps to gradually scale back its quantitative easing program.

Operational results improved in 2017 for Volkswagen, a global automaker, with investors particularly encouraged by the underlying trend in free cash flow and liquidity. In October 2017, Volkswagen raised its 2018 guidance moderately as it is in a positive new product cycle. Volkswagen’s strategy update in November 2017 provided further support to the stock price; management expressed confidence in hitting its long-term financial targets, its intention to raise the dividend payout ratio and its plan to launch 80 electrified models by 2025. We

4. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

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Top 10 Equity Holdings

12/31/17

Company Sector/Industry, Country	% of Total Net Assets

Enel SpA	3.8%
Electric Utilities, Italy

Royal Dutch Shell PLC	3.8%
Oil, Gas & Consumable Fuels, UK

Accor SA	3.7%
Hotels, Restaurants & Leisure, France

NN Group NV	3.6%
Insurance, Netherlands

Volkswagen AG	3.5%
Automobiles, Germany

Koninklijke Philips NV	3.5%
Health Care Equipment & Supplies, Netherlands

Novartis AG	3.4%
Pharmaceuticals, Switzerland

Vodafone Group PLC	3.2%
Wireless Telecommunication Services, UK

BP PLC	3.0%
Oil, Gas & Consumable Fuels, UK

Koninklijke KPN NV	3.0%
Diversified Telecommunication Services, Netherlands

believe Volkswagen has been taking the steps needed to move past its emissions-related transgressions.

Accor, a hotel operator, benefited from an improving European economy. The company reported generally solid demand in France and the rest of Europe, as well as improvement in revenue per available room, a key performance metric for the industry. In October, Accor agreed to acquire Mantra Group, an Australian hotel operator. In our view, the acquisition was financially and strategically attractive as it consolidated Accor’s leadership in the Australia/New Zealand market, which has seen strong tourism growth. In December, Accor’s management stated it was close to selling a stake in AccorInvest, its hotel property company. The planned sale is part of Accor’s restructuring efforts to become a predominantly assetlight hotel management company.

During the period under review, Fund investments that detracted from performance included Germany-based Kloeckner, UK-based GlaxoSmithKline and France-based Carrefour.

Kloeckner is a global multi-metal distributor. In March 2017, investors focused on Kloeckner’s updated full-year earnings guidance figures that did not match management’s prior upbeat tone. Given the positive tailwind from steel price increases in 2016 and the more favorable global economic backdrop, the guidance appeared conservative to us. The lack of an infrastructure stimulus proposal by the Trump administration may have led to additional downward pressure on shares of Kloeckner and other companies that would likely benefit from such a program. Following the company’s recent capital markets day presentation, in which the company provided an update to the market on its “Kloeckner.i” strategy, we were encouraged that its business appears to be well positioned for the digital transition in the steel distribution market.

Shares of pharmaceutical company GlaxoSmithKline dropped in the second half of the period. Glaxo reported decent quarterly results in July 2017, but investors were disappointed by management not raising its 2020 outlook and reducing its 2017 earnings growth guidance. In addition, the July 2017 strategy update by Glaxo’s new chief executive officer, Emma Walmsley, was met with some skepticism due to the company’s operating history and company culture. Shares of Glaxo fell further in October 2017 as investors became concerned about limited growth in 2018 from the effect of generic competition on its largest product Advair, and a future dividend cut given Glaxo’s potential interest in Pfizer’s4 consumer-health business.

Food retailer Carrefour reported positive year-over-year sales growth during 2017, but earnings and margins came under continued pressure. In August 2017, management pointed to a number of factors pressuring the company’s operating performance, most notably competition in France from low-price retailers. Additional drags on operating results included: new investments to upgrade its digital platform, an area where Carrefour has lagged peers after putting off such spending for a number of years; integration costs of acquisitions outside of France; and a slower-than-expected economic recovery in Argentina, where it has a material presence.

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During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-US dollar investments. The currency forwards and futures had a negative impact on the Fund’s performance because of the depreciation of the US dollar versus the hedged currencies.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Philippe Brugere-Trelat, Executive Vice President and Portfolio Manager with Franklin Mutual Series, has decided to retire in 2018. We are grateful for Mr. Brugere-Trelat’s many years of service to the firm. In preparation for Mr. Brugere-Trelat’s retirement, Mandana Hormozi, portfolio manager and research analyst for Franklin Mutual Advisers will be added as a co-lead portfolio manager for Franklin Mutual European Fund effective January 1, 2018, joining current co-lead portfolio managers Katrina Dudley and Philippe Brugere-Trelat. Effective May 1, 2018, Mr. Brugere-Trelat will step down as portfolio manager and remain with the firm in a consulting capacity until later in 2018 when he will officially retire.

Thank you for your participation in Franklin Mutual European Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Philippe Brugere-Trelat has been co-portfolio manager for Franklin Mutual European Fund since 2010 and portfolio manager since 2005. He also has been portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been a member of the management team of the Franklin Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN MUTUAL EUROPEAN FUND

Katrina Dudley has been co-portfolio manager for Franklin Mutual European Fund since 2010 and was assistant portfolio manager since 2007. She follows industrial companies (foreign and domestic) including transportation, manufacturers, machinery, electrical equipment and general industrial. Prior to joining Franklin Templeton Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she specialized in valuation and litigation consulting.

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FRANKLIN MUTUAL EUROPEAN FUND

Performance Summary as of December 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
1-Year	+10.45%	+10.45%
5-Year	+38.67%	+6.76%
10-Year	+35.48%	+3.08%

A
1-Year	+10.14%	+3.80%
5-Year	+36.72%	+5.21%
10-Year	+31.58%	+2.18%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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FRANKLIN MUTUAL EUROPEAN FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class Z (1/1/08–12/31/17)

Class A (1/1/08–12/31/17)

See page 11 for Performance Summary footnotes.

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FRANKLIN MUTUAL EUROPEAN FUND

PERFORMANCE SUMMARY

Distributions (1/1/17–12/31/17)

Share Class	Net Investment Income

Z	$0.2748

A	$0.2204

C	$0.0697

R	$0.1988

R6	$0.3066

Total Annual Operating Expenses4

Share Class

Z	1.06%

A	1.31%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Source: Morningstar. The MSCI Europe Index (Local Currency and US Dollar) is a market capitalization-weighted index designed to measure equity market performance of developed markets in Europe.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUTUAL EUROPEAN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1]	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1]	Annualized Expense Ratio

Z	$1,000	$1,030.50	$ 5.22	$1,020.06	$ 5.19	1.02%

A	$1,000	$1,029.20	$ 6.50	$1,018.80	$ 6.46	1.27%

C	$1,000	$1,025.10	$10.31	$1,015.02	$10.26	2.02%

R	$1,000	$1,028.10	$ 7.77	$1,017.54	$ 7.73	1.52%

R6	$1,000	$1,031.00	$ 4.56	$1,020.72	$ 4.53	0.89%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

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FRANKLIN MUTUAL EUROPEAN FUND

Financial Highlights

	Year Ended December 31,
	2017	2016		2015	2014	2013

Class Z

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.20	$19.48		$20.86	$24.76	$21.13
Income from investment operations[a]:
Net investment income[b]	0.35	0.63[c]		0.42	0.73[d]	0.49
Net realized and unrealized gains (losses)	1.65	(0.17)		(0.27)	(1.73)	5.12
Total from investment operations	2.00	0.46		0.15	(1.00)	5.61
Less distributions from:
Net investment income	(0.27)	(0.47)		(0.46)	(0.67)	(0.46)
Net realized gains	—	(0.27)		(1.07)	(2.23)	(1.52)
Total distributions	(0.27)	(0.74)		(1.53)	(2.90)	(1.98)
Net asset value, end of year	$20.93	$19.20		$19.48	$20.86	$24.76

Total return	10.45%	2.40%		0.82%	(4.00)%	26.68%

Ratios to average net assets
Expenses[e]	1.04%[f]	1.06%f,	[g]	1.05%	1.04%[f]	1.07%[f]
Expenses incurred in connection with securities sold short	—%	—%		—%[h]	0.01%	—%[h]
Net investment income	1.75%	3.42%[c]		1.93%	2.93%[d]	2.04%

Supplemental data
Net assets, end of year (000’s)	$1,328,622	$1,175,972		$1,355,780	$1,128,769	$1,399,294
Portfolio turnover rate	17.33%	16.43%		32.59%	54.05%	39.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.50%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

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FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016	2015	2014	2013

Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.66	$18.95	$20.33	$24.21	$20.71
Income from investment operations[a]:
Net investment income[b]	0.31	0.57 [c]	0.35	0.61 [d]	0.42
Net realized and unrealized gains (losses)	1.58	(0.18)	(0.26)	(1.66)	4.99
Total from investment operations	1.89	0.39	0.09	(1.05)	5.41
Less distributions from:
Net investment income	(0.22)	(0.41)	(0.40)	(0.60)	(0.39)
Net realized gains	—	(0.27)	(1.07)	(2.23)	(1.52)
Total distributions	(0.22)	(0.68)	(1.47)	(2.83)	(1.91)
Net asset value, end of year	$20.33	$18.66	$18.95	$20.33	$24.21

Total return[e]	10.14%	2.12%	0.57%	(4.31)%	26.30%

Ratios to average net assets
Expenses[f]	1.29% [g]	1.31% [g,h]	1.33%	1.34% [g]	1.37% [g]
Expenses incurred in connection with securities sold short	—%	—%	—% [i]	0.01%	—% [i]
Net investment income	1.50%	3.17% [c]	1.65%	2.63% [d]	1.74%

Supplemental data
Net assets, end of year (000’s)	$714,915	$769,297	$1,033,307	$843,836	$839,655
Portfolio turnover rate	17.33%	16.43%	32.59%	54.05%	39.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.25%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

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FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016	2015	2014	2013

Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.70	$18.97	$20.37	$24.25	$20.79
Income from investment operations[a]:
Net investment income[b]	0.15	0.44 [c]	0.19	0.43 [d]	0.24
Net realized and unrealized gains (losses)	1.60	(0.19)	(0.25)	(1.64)	5.02
Total from investment operations	1.75	0.25	(0.06)	(1.21)	5.26
Less distributions from:
Net investment income	(0.07)	(0.25)	(0.27)	(0.44)	(0.28)
Net realized gains	—	(0.27)	(1.07)	(2.23)	(1.52)
Total distributions	(0.07)	(0.52)	(1.34)	(2.67)	(1.80)
Net asset value, end of year	$20.38	$18.70	$18.97	$20.37	$24.25

Total return[e]	9.37%	1.32%	(0.16)%	(4.97)%	25.44%

Ratios to average net assets
Expenses[f]	2.04% [g]	2.06% [g,h]	2.05%	2.04% [g]	2.07% [g]
Expenses incurred in connection with securities sold short	—%	—%	—% [i]	0.01%	—% [i]
Net investment income	0.75%	2.42% [c]	0.93%	1.93% [d]	1.04%

Supplemental data
Net assets, end of year (000’s)	$179,123	$209,196	$291,752	$216,258	$198,491
Portfolio turnover rate	17.33%	16.43%	32.59%	54.05%	39.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 1.50%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

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FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016	2015	2014	2013

Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.35	$18.62	$20.04	$23.95	$20.55
Income from investment operations[a]:
Net investment income[b]	0.22	0.52 [c]	0.27	0.41 [d]	0.31
Net realized and unrealized gains (losses)	1.60	(0.18)	(0.23)	(1.49)	5.02
Total from investment operations	1.82	0.34	0.04	(1.08)	5.33
Less distributions from:
Net investment income	(0.20)	(0.34)	(0.39)	(0.60)	(0.41)
Net realized gains	—	(0.27)	(1.07)	(2.23)	(1.52)
Total distributions	(0.20)	(0.61)	(1.46)	(2.83)	(1.93)
Net asset value, end of year	$19.97	$18.35	$18.62	$20.04	$23.95

Total return	9.92%	1.86%	0.37%	(4.52)%	26.05%

Ratios to average net assets
Expenses[e]	1.54% [f]	1.56% [f,g]	1.55%	1.54% [f]	1.57%[f]
Expenses incurred in connection with securities sold short	—%	—%	—% [h]	0.01%	—% [h]
Net investment income	1.25%	2.92% [c]	1.43%	2.43% [d]	1.54%

Supplemental data
Net assets, end of year (000’s)	$821	$626	$997	$421	$133
Portfolio turnover rate	17.33%	16.43%	32.59%	54.05%	39.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.00%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

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FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016	2015	2014	2013[a]

Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.19	$19.47	$20.85	$24.75	$22.54
Income from investment operations[b]:
Net investment income[c]	0.41	0.66 [d]	0.46	0.75 [e]	0.28
Net realized and unrealized gains (losses)	1.62	(0.17)	(0.28)	(1.71)	3.95
Total from investment operations	2.03	0.49	0.18	(0.96)	4.23
Less distributions from:
Net investment income	(0.31)	(0.50)	(0.49)	(0.71)	(0.50)
Net realized gains	—	(0.27)	(1.07)	(2.23)	(1.52)
Total distributions	(0.31)	(0.77)	(1.56)	(2.94)	(2.02)
Net asset value, end of year	$20.91	$19.19	$19.47	$20.85	$24.75

Total return[f]	10.63%	2.53%	0.98%	(3.88)%	18.99%

Ratios to average net assets[g]
Expenses[h]	0.88% [i]	0.89% [i,j]	0.89%	0.89%[i]	0.90% [i]
Expenses incurred in connection with securities sold short	—%	—%	—% [k]	0.01%	—% [k]
Net investment income	1.91%	3.59% [d]	2.09%	3.08% [e]	2.21%

Supplemental data
Net assets, end of year (000’s)	$294,660	$311,784	$373,904	$334,396	$317,690
Portfolio turnover rate	17.33%	16.43%	32.59%	54.05%	39.05%

aFor the period May 1, 2013 (effective date) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.67%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

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FRANKLIN MUTUAL EUROPEAN FUND

Statement of Investments, December 31, 2017

		Country	Shares	Value
	Common Stocks 85.9%
	Auto Components 1.8%
	Cie Generale des Etablissements Michelin, B	France	314,218	$45,070,204

	Automobiles 2.4%
	Peugeot SA	France	2,409,341	49,012,285
	Renault SA	France	108,240	10,897,086

				59,909,371

	Banks 8.0%
	AIB Group PLC	Ireland	5,022,410	33,142,383
	BNP Paribas SA	France	344,956	25,763,920
	HSBC Holdings PLC	United Kingdom	2,732,076	28,295,021
	Societe Generale SA	France	1,017,419	52,551,108
[a]	Standard Chartered PLC	United Kingdom	5,207,966	54,865,196
[a]	Unicaja Banco SA	Spain	3,808,700	6,004,558

				200,622,186

	Capital Markets 0.8%
	Credit Suisse Group AG	Switzerland	872,476	15,580,728
	Oslo Bors VPS Holding ASA	Norway	340,000	5,156,536

				20,737,264

	Commercial Services & Supplies 1.2%
	G4S PLC	United Kingdom	8,137,683	29,342,056

	Communications Equipment 2.2%
	Nokia OYJ, A	Finland	5,254,934	24,551,165
	Nokia OYJ, ADR	Finland	6,476,564	30,180,788

				54,731,953

	Construction & Engineering 0.4%
	FLSmidth & Co. AS	Denmark	193,655	11,275,995

	Construction Materials 2.9%
	HeidelbergCement AG	Germany	48,487	5,250,267
	LafargeHolcim Ltd., B	Switzerland	1,216,211	68,590,131

				73,840,398

	Diversified Telecommunication Services 4.8%
	Hellenic Telecommunications Organization SA	Greece	3,445,216	47,536,059
	Koninklijke KPN NV	Netherlands	21,300,825	74,318,975

				121,855,034

	Electric Utilities 3.8%
	Enel SpA	Italy	15,739,968	96,879,099

	Food & Staples Retailing 2.0%
	Carrefour SA	France	1,567,550	33,928,669
[a]	METRO AG	Germany	759,860	15,179,473

				49,108,142

	Health Care Equipment & Supplies 3.5%
	Koninklijke Philips NV	Netherlands	2,333,465	88,302,269

	Hotels, Restaurants & Leisure 3.7%
	Accor SA	France	1,810,220	93,391,789

	Household Durables 0.3%
[a,b]	Neinor Homes SA, 144A	Spain	334,815	7,351,312

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FRANKLIN MUTUAL EUROPEAN FUND

STATEMENT OF INVESTMENTS

		Country	Shares	Value
	Common Stocks (continued)
	Insurance 15.5%
	Ageas	Belgium	1,192,769	$58,266,598
	ASR Nederland NV	Netherlands	962,392	39,611,228
	Direct Line Insurance Group PLC	United Kingdom	11,324,835	58,375,762
	Lancashire Holdings Ltd.	United Kingdom	3,612,800	33,274,138
	NN Group NV	Netherlands	2,111,854	91,520,949
	RSA Insurance Group PLC	United Kingdom	8,123,460	69,387,316
	XL Group Ltd.	Bermuda	1,127,818	39,654,081

				390,090,072

	IT Services 0.4%
	Capgemini SE	France	87,396	10,369,381

	Machinery 2.9%
	CNH Industrial NV	United Kingdom	2,999,447	40,197,889
	CNH Industrial NV, special voting	United Kingdom	833,461	11,169,850
[a]	Vossloh AG	Germany	366,097	20,556,582

				71,924,321

	Marine 1.0%
	A.P. Moeller-Maersk AS, B	Denmark	13,740	24,003,481

	Media 1.2%
	Sky PLC	United Kingdom	2,284,938	31,227,229

	Metals & Mining 1.0%
	thyssenkrupp AG	Germany	859,109	24,959,830

	Multi-Utilities 1.0%
	innogy SE	Germany	644,199	25,254,834

	Oil, Gas & Consumable Fuels 9.3%
	BP PLC	United Kingdom	10,819,016	76,369,294
[a]	Cairn Energy PLC	United Kingdom	9,565,171	27,617,156
	Repsol SA	Spain	485,520	8,589,360
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	1,241,414	41,384,329
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	1,603,748	53,711,382
	Total SA	France	488,727	26,999,622

				234,671,143

	Pharmaceuticals 6.8%
	GlaxoSmithKline PLC	United Kingdom	2,554,947	45,630,591
	Novartis AG	Switzerland	1,011,384	85,531,936
	Sanofi	France	450,899	38,870,034

				170,032,561

	Road & Rail 0.0%
[a,c,d,e]	Euro Wagon LP	Jersey Islands	16,127,149	—

	Specialty Retail 1.5%
[a]	Dufry AG	Switzerland	13,909	2,068,470
	Hornbach Holding AG & Co. KGaA	Germany	213,786	18,986,164
	Kingfisher PLC	United Kingdom	3,905,428	17,810,586

				38,865,220

	Tobacco 0.4%
	Imperial Brands PLC	United Kingdom	241,805	10,338,433

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FRANKLIN MUTUAL EUROPEAN FUND

STATEMENT OF INVESTMENTS

		Country	Shares	Value
	Common Stocks (continued)
	Trading Companies & Distributors 3.9%
	Kloeckner & Co. SE	Germany	3,031,653	$37,428,614
	Rexel SA	France	3,311,972	60,082,408

				97,511,022

	Wireless Telecommunication Services 3.2%
	Vodafone Group PLC	United Kingdom	25,502,548	80,933,803

	Total Common Stocks (Cost $1,914,083,403)			2,162,598,402

	Preferred Stocks 5.7%
	Auto Components 2.2%
[f]	Schaeffler AG, 3.382%, pfd	Germany	3,156,455	55,992,494

	Automobiles 3.5%
[f]	Volkswagen AG, 1.238%, pfd	Germany	446,068	89,082,778

	Total Preferred Stocks (Cost $116,912,951)			145,075,272

	Total Investments before Short Term Investments (Cost $2,030,996,354)			2,307,673,674

			Principal Amount
	Short Term Investments 8.7%
	U.S. Government and Agency Securities 8.7%
[g]	U.S. Treasury Bill,
	1/02/18 - 5/03/18	United States	$185,200,000	184,826,783
	[h]3/15/18 - 5/10/18	United States	34,000,000	33,875,247

	Total U.S. Government and Agency Securities (Cost $218,740,949)			218,702,030

	Total Investments (Cost $2,249,737,303) 100.3%			2,526,375,704
	Other Assets, less Liabilities (0.3)%			(8,234,993)

	Net Assets 100.0%			$2,518,140,711

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

cSee Note 11 regarding holdings of 5% voting securities.

dFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

eSee Note 9 regarding restricted securities.

fVariable rate security. The rate shown represents the yield at period end.

gThe security was issued on a discount basis with no stated coupon rate.

hA portion or all of the security has been segregated as collateral for open forward exchange contracts. At December 31, 2017, the aggregate value of these securities pledged amounted to $20,421,389, representing 0.8% of net assets.

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FRANKLIN MUTUAL EUROPEAN FUND

STATEMENT OF INVESTMENTS

At December 31, 2017, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	3,558	$537,057,862	3/19/18	$(9,580,955)
GBP/USD	Short	2,194	185,900,363	3/19/18	(1,252,672)

Total Futures Contracts					$(10,833,627)

*As of period end.

At December 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA	Sell	121,706	$140,920	1/12/18	$—	$(5,232)
Euro	HSBK	Buy	2,000,657	2,377,639	1/12/18	24,870	—
Euro	HSBK	Sell	17,147,969	19,737,590	1/12/18	—	(854,715)
Euro	SSBT	Buy	4,165,404	4,923,088	1/12/18	78,978	—
Euro	SSBT	Sell	781,615	905,595	1/12/18	—	(33,014)
Euro	UBSW	Buy	1,099,330	1,303,907	1/12/18	16,234	—
Euro	UBSW	Sell	17,808,336	20,493,911	1/12/18	—	(891,404)
British Pound	BOFA	Buy	205,089	273,952	1/16/18	3,187	—
British Pound	BOFA	Buy	273,135	369,588	1/16/18	—	(497)
British Pound	BOFA	Sell	800,000	1,045,089	1/16/18	—	(35,962)
British Pound	BONY	Sell	20,342,297	26,306,883	1/16/18	—	(1,181,929)
British Pound	SSBT	Buy	2,476,000	3,313,351	1/16/18	32,500	—
British Pound	SSBT	Sell	472,871	618,874	1/16/18	—	(20,123)
British Pound	UBSW	Buy	299,776	406,033	1/16/18	—	(942)
British Pound	UBSW	Buy	836,138	1,124,646	1/16/18	5,238	—
British Pound	UBSW	Sell	20,342,182	26,282,099	1/16/18	—	(1,206,557)
Norwegian Krone	HSBK	Sell	595,000	72,049	1/25/18	—	(495)
Norwegian Krone	SSBT	Buy	244,399	29,566	1/25/18	232	—
Norwegian Krone	SSBT	Sell	951,320	114,661	1/25/18	—	(1,325)
Norwegian Krone	SSBT	Sell	37,398,864	4,690,807	1/25/18	131,065	—
Norwegian Krone	UBSW	Sell	680,000	83,082	1/25/18	175	—
Norwegian Krone	UBSW	Sell	1,674,215	200,421	1/25/18	—	(3,702)
Euro	BOFA	Sell	5,381,488	6,492,845	1/26/18	24,720	—
Euro	BONY	Sell	390,335	469,973	1/26/18	821	—
Euro	BONY	Sell	13,406,197	16,068,868	1/26/18	—	(44,325)
Euro	HSBK	Sell	68,970,074	81,330,730	1/26/18	—	(1,565,868)
Euro	SSBT	Sell	2,412,487	2,893,703	1/26/18	—	(5,916)
Euro	SSBT	Sell	4,335,103	5,217,003	1/26/18	6,551	—
Euro	UBSW	Sell	57,770,074	67,898,901	1/26/18	—	(1,536,178)
British Pound	BOFA	Sell	2,455,015	3,264,185	2/14/18	—	(56,318)
British Pound	BONY	Sell	38,061,746	49,767,940	2/14/18	—	(1,712,054)
British Pound	HSBK	Sell	6,473,077	8,599,960	2/14/18	—	(155,130)

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FRANKLIN MUTUAL EUROPEAN FUND

STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
British Pound	UBSW	Sell	38,061,745	$49,767,825	2/14/18	$ —	$(1,712,168)
Euro	BONY	Sell	78,841,408	93,177,220	2/20/18	—	(1,715,423)
Euro	SSBT	Sell	78,841,408	93,159,008	2/20/18	—	(1,733,636)
Swiss Franc	BOFA	Sell	14,997,942	15,224,693	3/05/18	—	(239,941)
Euro	HSBK	Sell	54,121,678	64,122,282	4/10/18	—	(1,225,054)
Euro	UBSW	Sell	54,121,678	64,133,647	4/10/18	—	(1,213,688)
Euro	BOFA	Sell	32,200,756	38,415,984	4/18/18	—	(484,487)
Euro	SSBT	Sell	32,200,755	38,415,018	4/18/18	—	(485,454)
Euro	UBSW	Sell	32,200,756	38,421,620	4/18/18	—	(478,852)
British Pound	BOFA	Sell	40,074,643	53,087,998	4/24/18	—	(1,247,256)
British Pound	UBSW	Sell	39,042,293	51,702,108	4/24/18	—	(1,233,432)
Euro	HSBK	Sell	44,418,188	52,419,991	5/07/18	—	(1,308,118)
Euro	UBSW	Sell	44,418,188	52,410,574	5/07/18	—	(1,317,535)
Euro	BOFA	Sell	68,574,884	81,729,305	5/21/18	—	(1,296,467)
Euro	UBSW	Sell	64,367,297	76,745,529	5/21/18	—	(1,185,986)
British Pound	HSBK	Sell	1,548,565	2,103,896	5/24/18	1,971	—
British Pound	SSBT	Sell	10,535,860	14,052,045	5/24/18	—	(248,669)

Total Forward Exchange Contracts						$ 326,542	$(26,437,852)

Net unrealized appreciation (depreciation)							$(26,111,310)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page 38.

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FRANKLIN MUTUAL EUROPEAN FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,243,454,794
Cost - Controlled affiliates (Note 11)	6,282,509

Value - Unaffiliated issuers	$2,526,375,704
Value - Controlled affiliates (Note 11)	—
Cash	154,228
Foreign currency, at value (cost $2,993,356)	3,005,224
Receivables:
Investment securities sold	889,478
Capital shares sold	2,695,794
Dividends and interest	8,282,358
European Union tax reclaims	2,989,872
Deposits with brokers for:
Futures contracts	11,990,160
Unrealized appreciation on OTC forward exchange contracts	326,542
Other assets	287

Total assets	2,556,709,647

Liabilities:
Payables:
Investment securities purchased	343,178
Capital shares redeemed	4,314,460
Management fees	1,840,190
Distribution fees	610,049
Transfer agent fees	507,198
Trustees’ fees and expenses	94,720
Variation margin on futures contracts.	4,093,875
Unrealized depreciation on OTC forward exchange contracts	26,437,852
Accrued expenses and other liabilities	327,414

Total liabilities	38,568,936

Net assets, at value	$2,518,140,711

Net assets consist of:
Paid-in capital	$2,471,669,291
Undistributed net investment income	21,175,134
Net unrealized appreciation (depreciation)	240,049,804
Accumulated net realized gain (loss)	(214,753,518)

Net assets, at value	$2,518,140,711

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FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2017

Class Z:
Net assets, at value	$1,328,621,844

Shares outstanding	63,488,937

Net asset value and maximum offering price per share	$20.93

Class A:
Net assets, at value	$ 714,915,022

Shares outstanding	35,162,533

Net asset value per share[a]	$20.33

Maximum offering price per share (net asset value per share ÷ 94.25%)	$21.57

Class C:
Net assets, at value	$ 179,122,984

Shares outstanding	8,789,733

Net asset value and maximum offering price per share[a]	$20.38

Class R:
Net assets, at value	$ 820,789

Shares outstanding	41,111

Net asset value and maximum offering price per share	$19.97

Class R6:
Net assets, at value	$ 294,660,072

Shares outstanding	14,091,658

Net asset value and maximum offering price per share	$20.91

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$68,928,653
Interest:
Unaffiliated issuers	2,381,635
Other income (Note 1e)	550,416

Total investment income	71,860,704

Expenses:
Management fees (Note 3a)	21,928,101
Distribution fees: (Note 3c)
Class A	1,868,293
Class C	1,959,571
Class R	3,383
Transfer agent fees: (Note 3e)
Class Z	2,039,253
Class A	1,172,070
Class C	307,337
Class R	1,062
Class R6	12,587
Custodian fees (Note 4)	266,926
Reports to shareholders	140,200
Registration and filing fees	114,933
Professional fees	159,195
Trustees’ fees and expenses	78,682
Other	86,674

Total expenses	30,138,267
Expense reductions (Note 4)	(31,645)

Net expenses	30,106,622

Net investment income	41,754,082

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	80,334,263
Foreign currency transactions	870,468
Forward exchange contracts	(62,447,783)
Futures contracts	(55,698,381)

Net realized gain (loss)	(36,941,433)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	336,586,998
Translation of other assets and liabilities denominated in foreign currencies	916,931
Forward exchange contracts	(75,466,518)
Futures contracts	(16,983,478)

Net change in unrealized appreciation (depreciation)	245,053,933

Net realized and unrealized gain (loss)	208,112,500

Net increase (decrease) in net assets resulting from operations	$249,866,582

*Foreign taxes withheld on dividends	$7,169,851

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FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,

	2017	2016

Increase (decrease) in net assets:
Operations:
Net investment income	$41,754,082	$86,670,906
Net realized gain (loss)	(36,941,433)	(142,742,912)
Net change in unrealized appreciation (depreciation)	245,053,933	80,746,396

Net increase (decrease) in net assets resulting from operations	249,866,582	24,674,390

Distributions to shareholders from:
Net investment income:
Class Z	(17,540,243)	(28,255,499)
Class A	(7,669,484)	(16,888,293)
Class C	(661,962)	(2,839,954)
Class R	(7,585)	(11,461)
Class R6	(4,427,392)	(7,900,715)
Net realized gains:
Class Z	—	(16,457,536)
Class A	—	(12,347,412)
Class C	—	(3,328,152)
Class R	—	(12,030)
Class R6	—	(4,582,657)

Total distributions to shareholders	(30,306,666)	(92,623,709)

Capital share transactions: (Note 2)
Class Z	43,359,185	(153,067,905)
Class A	(118,591,024)	(238,121,733)
Class C	(47,346,696)	(74,322,720)
Class R	141,266	(342,532)
Class R6	(45,857,168)	(55,061,378)

Total capital share transactions	(168,294,437)	(520,916,268)

Net increase (decrease) in net assets	51,265,479	(588,865,587)
Net assets:
Beginning of year	2,466,875,232	3,055,740,819

End of year	$2,518,140,711	$2,466,875,232

Undistributed net investment income included in net assets:
End of year	$21,175,134	$33,336,341

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FRANKLIN MUTUAL EUROPEAN FUND

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual European Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting Policies

(continued)

a.   Financial Instrument Valuation (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to

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FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS

counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At December 31, 2017, the Fund had no securities sold short.

e.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income

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1.  Organization and Significant Accounting Policies

(continued)

e.   Income and Deferred Taxes (continued)

and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s

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maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	17,236,906	$350,944,087	15,887,532	$289,620,406
Shares issued in reinvestment of distributions	789,963	16,435,905	2,149,123	40,692,946
Shares redeemed	(15,782,895)	(324,020,807)	(26,381,377)	(483,381,257)
Net increase (decrease)	2,243,974	$43,359,185	(8,344,722)	$(153,067,905)

Class A Shares:
Shares sold	15,602,529	$310,200,219	8,051,045	$142,359,812
Shares issued in reinvestment of distributions	287,521	5,802,513	1,310,378	24,063,648
Shares redeemed	(21,954,991)	(434,593,756)	(22,672,948)	(404,545,193)
Net increase (decrease)	(6,064,941)	$(118,591,024)	(13,311,525)	$(238,121,733)

Class C Shares:
Shares sold	1,180,124	$23,513,530	1,157,702	$20,444,715
Shares issued in reinvestment of distributions	32,119	639,507	316,883	5,796,600
Shares redeemed	(3,606,833)	(71,499,733)	(5,665,889)	(100,564,035)
Net increase (decrease)	(2,394,590)	$(47,346,696)	(4,191,304)	$(74,322,720)

Class R Shares:
Shares sold	16,679	$329,815	8,245	$141,919
Shares issued in reinvestment of distributions	382	7,585	1,306	23,491
Shares redeemed	(10,067)	(196,134)	(28,993)	(507,942)
Net increase (decrease)	6,994	$141,266	(19,442)	$(342,532)

Class R6 Shares:
Shares sold	3,235,565	$65,830,080	4,455,100	$81,890,311
Shares issued in reinvestment of distributions	185,294	3,853,120	577,663	10,934,416
Shares redeemed	(5,580,242)	(115,540,368)	(7,987,118)	(147,886,105)
Net increase (decrease)	(2,159,383)	$(45,857,168)	(2,954,355)	$(55,061,378)

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3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $1 billion
0.845%	Over $1 billion, up to and including $2 billion
0.825%	Over $2 billion, up to and including $5 billion
0.805%	In excess of $5 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.852% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$133,400
CDSC retained	$102,489

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2017, the Fund paid transfer agent fees of $3,532,309, of which $1,703,684 was retained by Investor Services.

f.  Other Affiliated Transactions

At December 31, 2017, one or more of the funds in Franklin Fund Allocator Series owned 9.5% of the Fund’s outstanding shares.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2017, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2017	$94,720
[b]Increase in projected benefit obligation	$2,070
Benefit payments made to retired trustees	$(2,515)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

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6.  Income Taxes (continued)

At December 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$82,846,650
Long term	171,281,334

Total capital loss carryforwards	$254,127,984

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$30,306,666	$55,897,868
Long term capital gain	—	36,725,841

	$30,306,666	$92,623,709

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.	$2,211,141,232

Unrealized appreciation	$419,903,400
Unrealized depreciation	(141,593,701)

Net unrealized appreciation (depreciation)	$278,309,699

Distributable earnings - undistributed ordinary income	$19,148,688

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $400,536,972 and $663,994,913, respectively.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
16,127,149	Euro Wagon LP (Value is —% of Net Assets)	12/08/05 - 1/02/08	$6,282,509	$—

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10.  Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$ —	Variation margin on futures contracts	$10,833,627	[a]

	Unrealized appreciation on OTC forward exchange contracts	326,542	Unrealized depreciation on OTC forward exchange contracts	26,437,852
Totals		$326,542		$37,271,479

[a]This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$ (62,447,783)	Forward exchange contracts	$(75,466,518)
	Futures contracts	(55,698,381)	Futures contracts	(16,983,478)
Totals		$(118,146,164)		$(92,449,996)

For the year ended December 31, 2017, the average month end notional amount of futures contracts represented $706,352,421. The average month end contract value of forward exchange contracts was $1,345,624,459.

At December 31, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$326,542	$26,437,852

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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10.  Other Derivative Information (continued)

At December 31, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BOFA	$ 27,907	$ (27,907)	$ —	$ —	$ —
BONY	821	(821)	—	—	—
HSBK	26,841	(26,841)	—	—	—
SSBT	249,326	(249,326)	—	—	—
UBSW	21,647	(21,647)	—	—	—
Total	$326,542	$(326,542)	$ —	$ —	$ —

At December 31, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:
		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[a]	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BOFA	$ 3,366,160	$ (27,907)	$ (2,426,723)	$ —	$ 911,530
BONY	4,653,731	(821)	(3,782,041)	—	870,869
HSBK.	5,109,380	(26,841)	(4,070,471)	—	1,012,068
SSBT	2,528,137	(249,326)	(1,570,936)	—	707,875
UBSW	10,780,444	(21,647)	(8,571,218)	—	2,187,579
Total	$26,437,852	$(326,542)	$(20,421,389)	$ —	$5,689,921

aSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 38.

11.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Controlled Affiliates[a]
Euro Wagon LP (Value is —% of Net Assets)	16,127,149	—	—	16,127,149	$—	$—	$—	$—

aIssuer in which the Fund owns 25% or more of the outstanding voting securities.

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12.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

13.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Machinery	$60,754,471	$11,169,850	$—		$71,924,321
All Other Equity Investments	2,235,749,353	—	—	[c]	2,235,749,353
Short Term Investments	218,702,030	—	—		218,702,030
Total Investments in Securities	$2,515,205,854	$11,169,850	$—		$2,526,375,704
Other Financial Instruments:
Forward Exchange Contracts	$—	$326,542	$—		$326,542
Liabilities:
Other Financial Instruments:
Futures Contracts	$10,833,627	$—	$—		$10,833,627
Forward Exchange Contracts	—	26,437,852	—		26,437,852
Total Other Financial Instruments	$10,833,627	$26,437,852	$—		$37,271,479

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

cIncludes securities determined to have no value at December 31, 2017.

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13.  Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

14.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound
HSBK	HSBC Bank PLC	USD	United States Dollar
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual European Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual European Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual European Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, MA

February 26, 2018

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FRANKLIN MUTUAL EUROPEAN FUND

Tax Information (unaudited)

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $70,971,977 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 21, 2017, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund, to Class Z, Class A, Class C, Class R and Class R6 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share
Class Z	$0.0547	$0.4131	$0.3851
Class A	$0.0547	$0.3605	$0.3360
Class C	$0.0547	$0.1971	$0.1836
Class R	$0.0547	$0.3399	$0.3169
Class R6	$0.0547	$0.4438	$0.4137

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2018, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2017. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2017 individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	14	None

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	40	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Vice Chairman	Trustee since 2002 and Vice Chairman since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B. J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	14	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications and consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Keith Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	14	None

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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FRANKLIN MUTUAL SERIES FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	40	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1998	14	None

Principal Occupation During at Least the Past 5 Years: Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	40	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	153	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	American International Group, Inc. (AIG) Credit Facility Trust (2010-2011).

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; President and Chief Investment Officer, Franklin Advisory Services, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949) 101 John F. Kennedy Parkway Short Hills NJ 07078-2789	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Franklin Mutual Advisers, LLC; officer of one of the investment companies in Franklin Templeton Investments; and formerly, Portfolio Manager of Eurovest SA (French registered investment company, SICAV).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisors, LLC, which is an affiliate of the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1996. He currently serves as a Max L. Hines Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1996. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied

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Interested Board Members and Officers (continued)

Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL EUROPEAN FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Mutual European Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301 - (Class A, C, R & R6)

(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	478 A 02/18

Annual Report and Shareholder Letter December 31, 2017

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Franklin Mutual Quest Fund Shareholder:

Securities markets benefited from a confluence of positive economic, financial and political trends during 2017. The global economy entered a synchronized pace of modest and steady growth, corporate earnings strengthened in the US, Europe and Japan, and US equity market volatility remained at historically low levels. A number of political risks identified at the start of 2017, such as the success of far-right parties in Europe, Brexit negotiations and the Trump administration’s ability to enact its policy agenda, also dissipated or became less immediate for investors as the year progressed. For the year ended December 31, 2017, US stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), produced a +21.83% total return.1 Stocks in global developed markets, as measured by the MSCI World Index, returned +23.07%, and investment-grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, posted a +3.54% total return.1

In many equity markets, the trend of growth stocks outpacing value stocks continued. The Russell 1000® Growth Index returned +30.21%, while the Russell 1000® Value Index returned +13.66%.1 The difference in performance has been driven in large part by a rally in internet and software stocks, which dominated the S&P 500 Growth Index. In addition, the S&P 500 Value Index has components that we believe are facing disruption from new technology (e.g., the rapid market share shift to online retailing from traditional bricks and mortar retailers that are often labeled as value stocks). Exacerbating the disruption is the reality that many new technology companies are able to innovate without the need to show immediate profits.

We do not know how long these trends will continue, but historically, periods of strong performance by growth stocks have eventually been followed by relatively weaker performance. Given that unemployment has continued to decline in most developed markets and the US Federal Reserve has taken its first steps toward monetary normalization, value-oriented stocks may become more attractive to investors, particularly within cyclical sectors of the equity markets such as industrials, consumer discretionary and financials.

A stellar 2017 for equity markets also pushed up common valuation metrics, such as price-to-earnings. Valuation is a critical factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. We remain committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Although the investment landscape appears favorable as we enter 2018, it is worth remembering that securities markets are dynamic and constantly evolving. Therefore, we believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

1. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Mutual Quest Fund

This annual report for Franklin Mutual Quest Fund covers the fiscal year ended December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests substantially to primarily in equity securities of US and foreign companies that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large-cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest a substantial portion, potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares delivered a +7.25% cumulative total return for the 12 months ended December 31, 2017. In comparison, the Fund’s benchmark, the MSCI World Index (USD), which tracks stock performance in global developed markets, generated a total return of +23.07%.1 Also for comparison, the Fund’s secondary benchmark, the Bloomberg Barclays US Corporate High Yield Index, which measures the US corporate market of non-investment grade, fixed-rate corporate bonds, defined as the middle or lower ratings of Moody’s, Fitch and Standard & Poor’s (Ba1/BB+/BB+), produced a +7.50% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Geographic Composition*

Based on Total Net Assets as of 12/31/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period under review. In this environment, global developed and emerging market stocks generated a +24.62% total return, as measured by the MSCI All Country World Index.1 Global markets were aided by price gains in oil and other commodities, generally upbeat economic data across regions, the European Central Bank’s (ECB’s) extension of its monetary easing program, and investor optimism about pro-growth and pro-business policies in the US. The prospect for reforms in the European Union (EU) with Emmanuel Macron’s election as

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

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France’s president, encouraging corporate earnings reports and the passage of the US tax reform bill also supported global stocks.

However, global markets reflected investor concerns about the terms of the UK’s exit from the EU, political uncertainty in the US and the EU, and geopolitical tensions in the Korean peninsula and other regions. Other concerns included the health of European banks, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and comments from key central bankers around the world about potentially raising interest rates.

After strengthening in 2017’s second and third quarters, the US economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The unemployment rate decreased from 4.7% in December 2016, as reported at the beginning of the 12-month period, to 4.1% at period-end.2 Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, as reported at the beginning of the 12-month period, and while it varied over the 12-month period, remained unchanged at period-end.2 The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times during the period, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed confirmed that the monthly balance sheet reduction would increase from US$10 billion to US$20 billion beginning in January 2018.

In Europe, the UK’s economic growth moderated in 2017 compared to 2016, largely due to slower growth in the services sector. In November, the Bank of England raised its key policy rate 0.25%, its first increase in a decade. The eurozone’s growth accelerated in 2017’s second and third quarters, but moderated in the fourth quarter. However, the eurozone’s 2017 economic growth rate of 2.5% was the fastest in a decade.3 The bloc’s annual inflation rate, while low, ended higher than in December 2016. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s quarterly gross domestic product (GDP) grew for the seventh consecutive quarter, although third-quarter 2017 growth was lower than the previous quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew for the third consecutive quarter, although third-quarter 2017 growth slowed from the previous quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s GDP grew in 2017’s first three quarters compared to the prior-year periods, amid the Bank of Russia’s continued policy support. China’s GDP grew faster in 2017 than in 2016, supported by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, produced a substantial +37.75% total return during the period.1

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund

2. Source: Bureau of Labor Statistics.

3. Source: Eurostat.

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undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. The current percentages of the Fund’s assets devoted to these investment strategies are listed in the Asset Allocation bar chart on this page.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”? To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In 2017, an improving economic and political backdrop helped drive most equity markets higher. The positive performances were broad based, spanning across most regions and sectors, and complemented by minimal volatility. Global markets were aided by generally upbeat economic data, improved corporate earnings in the US, Europe and Japan, as well as improved industrial commodity prices, most notably crude oil. In addition, the most significant political risks identified by investors heading into 2017 failed to materialize.

In the US, markets began 2017 rallying as investors hoped that a Republican sweep of US elections in November 2016 would lead to a general loosening in regulations and tax reform, including lower corporate tax rates. Although the Trump administration’s policy agenda was hindered by political

Asset Allocation*

Based on Total Net Assets as of 12/31/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

gridlock, efforts to loosen federal regulations yielded some results and tax reform legislation was finally passed in late December. Improving economic activity and corporate earnings appeared to be the most meaningful equity market catalysts during much of 2017. However, the modest level of economic growth and low interest rates pushed investors to keep favoring growth stocks. During the period, the Russell 1000® Growth Index generated a total return of +30.21%, while the Russell 1000® Value Index posted a total return of +13.66%.4 Within the Russell 1000® Growth Index, stocks with the largest weightings were technology firms that dominated the headlines: Apple,5 Alphabet (a.k.a. Google),5 Microsoft,5 Amazon.com5 and Facebook.5

European equity markets started 2017 slowly, but positive political events and improved economic data fueled strong performances during the period. Elections in Europe produced outcomes generally regarded as positive economically as far-right parties largely failed to gain political power in national elections. Investors were particularly encouraged by the presidential election outcome in France. The reform-minded, centrist candidate, Emmanuel Macron, won the French presidential election in May and quickly began to push his agenda, most notably labor decrees giving employers in France greater freedom in negotiating contracts directly with workers. Amid all the positive events, the UK remained the most significant outlier. In the UK, a June 2017 snap election resulting in no party having a majority in Parliament appeared to make a “hard Brexit,” in which the UK leaves the European Union (EU) in March 2019 without a negotiated deal, even more likely than before. Although the UK and EU appeared to

4. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

5. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

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make some progress late in the year, the snap election results left the Conservative Party in a precarious position and with the risk of another election in the near future.

As value investors, we seek to invest prudently in securities that we believe represent good value, but adjust our views accordingly as the world around us changes. The media industry is a recent example of this approach. The Top 10 Sectors/Industries table on this page lists media and other leading industries in which the Fund currently invests. The media industry became a significant area of investment interest in the latter stages of the year due to significant structural changes. Since the 1980s, most Americans received their TV entertainment as part of a bundle from a cable provider. Disparate networks were combined and sold as packages, with annual price increases justified by the inclusion of more networks. Consumers rarely had the option to unbundle cable packages and most markets had no direct competition. However, the growth of fixed and mobile broadband connectivity ushered in the opportunity to bypass traditional distributors through the delivery of film and TV content over the internet and the launch of direct-to-consumer offerings by TV networks. The growing popularity of new digital options has driven cable providers to roll out lower-priced packages with fewer channels. This evolution has begun to create winners and losers among networks and new opportunities for investors.

Pay TV subscription among US households peaked in 2009 at close to 100 million homes. Initially, the decline in subscribers was moderate, but has accelerated since 2015, reaching a pace of more than 2% per year in 2017. At first, media companies benefited from digital distribution by using it as an additional outlet for selling content. With the cannibalization of traditional platforms accelerating, media companies have begun to respond. The necessity for greater scale in content development and direct access to consumers is driving investment and merger decisions in the industry. From our standpoint, we are looking for networks with the most attractive content relative to the price they have been charging and may be able to charge in the future.

The Fund initiated a position in Walt Disney in the latter half of 2017. We believe Disney is well positioned to benefit from the evolution toward a more direct-to-consumer distribution model. In our view, Disney has one of the best intellectual property (IP) portfolios in all of media with a stable of globally recognized proprietary characters upon which to build a strong direct-to-consumer franchise. If Disney is successful in its bid to acquire the bulk of Twenty-First Century Fox’s5 content assets, the deal would further strengthen its IP portfolio and its

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/17
% of Total Net Assets
Pharmaceuticals	8.0%
Media	7.9%
Oil, Gas & Consumable Fuels	6.7%
Insurance	5.1%
Banks	5.0%
Communications Equipment	3.1%
Consumer Finance	3.0%
Wireless Telecommunication Services	2.9%
Software	2.7%
Equity Real Estate Investment Trusts (REITs)	2.5%

content development scale. As it has done with its own IP, Disney would likely be able to leverage Fox’s content into attractions at its theme parks as well as consumer products. The acquisition would offer potential cost synergies that would likely offset some of the investments in the direct-to-consumer service. Under the leadership of chief executive officer Bob Iger, Disney has been effective in integrating acquired companies and navigating through a changing media landscape. Iger’s commitment to remain at the helm through 2021 strengthens our belief that the company should be able to execute on this opportunity.

Merger and acquisition activity remained healthy in 2017, although the pace of activity appeared to decelerate slightly compared to 2016 due to less favorable political and regulatory conditions in the US, the UK and China. In the US, several key regulatory agencies remain short of members, including the Federal Communications Commission and the Federal Trade Commission. Many large deals continued to wind their way through prolonged regulatory reviews, including AT&T’s5 acquisition of Time Warner, and Twenty-First Century Fox’s offer for Sky.

Credit spreads narrowed in 2017 for higher quality and high yield credit, albeit with some minor bouts of volatility. The broad-based decrease in yield differentials between bonds with the same maturity but different credit quality provided the Fund with the opportunity to exit a number of opportunities that presented themselves in early 2016, including several bond offerings related to leveraged acquisitions, as prices improved, yield premium over Treasuries shrank, and the risk-adjusted returns were no longer mispriced. As the year progressed and investors became more willing buyers of credit, mispriced risk became more difficult to find, in our opinion. In times when the credit markets fluctuate and value is difficult to identify, we believe our industry specific expertise, deep fundamental

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analysis with a focus on cash flow, and intensive credit and covenant review combine seamlessly and provide us with different ways of looking at the same ideas others may disregard.

Fund Performance

Turning to Fund performance, top positive contributors included US-based companies NRG Energy and Ally Financial and Netherlands-based ASR Nederland. ASR Nederland is listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

NRG Energy is an integrated wholesale power generation and retail electricity company that includes solar and renewable energy businesses. Shares of NRG began to rally in January 2017 after hedge fund management firm Elliott Associates and private equity firm Bluescape Energy Partners announced a combined stake in NRG. In a filing with the US Securities and Exchange Commission, the two investors stated their belief in “numerous opportunities to significantly increase shareholder value.” Shares of NRG rose further in July 2017 in reaction to the NRG Board of Directors’ transformation plan. The plan includes a reduction in debt by several billion through significant cost reduction and margin improvement goals, asset sales of up to $4 billion, including renewable energy assets and contracted power plants, and restructuring that includes the bankruptcy filing of subsidiary GenOn. If successfully executed, the transformation plan could turn NRG into a more focused energy provider with a considerably stronger balance sheet, in our view.

The stock price of Ally Financial, a US-based bank and auto finance company, rose steadily from the middle of 2017 due to improved financial performance, stable to improving auto prices, favorable decisions by the US Federal Reserve (Fed), as well as the passage of a major US tax reform bill. Ally’s quarterly results showed improved lending spreads, positive management of expenses and credit, and a good rate of deposit growth. In June, shares of Ally rose in response to the Fed’s Comprehensive Capital Analysis and Review (CCAR) results. As part of CCAR, the Fed evaluated banks’ capital distribution plans, including dividends and stock repurchases. Ally was approved to raise its dividend by more than investors had expected, as well as to increase its share buyback plan. In August, the Fed released Ally Bank from the capital, liquidity, and business plan commitments connected to its application for membership in the Federal Reserve System.

Shares of insurer ASR Nederland steadily rose during most of the period, aided by a series of solid quarterly results. Operating results were aided by ASR Nederland’s efforts to

Top 10 Equity Holdings
12/31/17

Company Sector/Industry, Country	% of Total Net Assets
Sorenson Communications LLC	3.1%
Communications Equipment, US
Vodafone Group PLC	2.9%
Wireless Telecommunication Services, UK
Royal Dutch Shell PLC	2.5%
Oil, Gas & Consumable Fuels, UK
Time Warner Inc.	2.4%
Media, US
ASR Nederland NV	2.2%
Insurance, Netherlands
Novartis AG	2.2%
Pharmaceuticals, Switzerland
CIT Group Inc.	2.0%
Banks, US
Voya Financial Inc.	1.9%
Diversified Financial Services, US
Medtronic PLC	1.9%
Health Care Equipment & Supplies, US
BP PLC	1.9%
Oil, Gas & Consumable Fuels, UK

increase the investment risk of its portfolio by shifting invested premiums from traditional fixed income securities to equities and other assets with higher historical returns. In February 2017, ASR Nederland announced it would increase its dividend and repurchase shares on offer from the Dutch government, shares the government had acquired during the 2008 financial crisis. The company announced an additional share buyback plan in May 2017. In our view, the buybacks demonstrated ASR Nederland’s strong capital position.

During the period under review, Fund investments that detracted from performance included US-based companies Eastman Kodak and Avaya and Israel-based pharmaceutical services provider Teva Pharmaceuticals.

Shares of Eastman Kodak, a digital commercial imaging company, retreated in March due to weak results, particularly lower revenues. Earnings guidance for full year 2017 was also met with disappointment as was Kodak’s announcement in April that it would not sell its inkjet business. The stock price dropped further in November on another set of disappointing quarterly results and a downward revision to 2017 earnings guidance. Eastman Kodak has been dealing with a number of challenges, including weakness in the commercial print business and problems with vendors in its film business.

Avaya is a communications company that was chiefly a hardware maker but is transitioning into a software and services

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provider. As we anticipated, the company filed for Chapter 11 bankruptcy in January 2017 to restructure and reduce its debt load. Avaya then emerged from bankruptcy in December with significantly less debt.

Teva Pharmaceutical Industries experienced a challenging year. In January 2017, Teva provided lower earnings guidance and a US federal court invalidated four patents for the company’s top-selling multiple sclerosis drug Copaxone. The resignations of Teva’s chief executive officer (CEO) and chief financial officer in the first half of 2017 further hindered Teva’s stock price. In the second half of the year, weak operating results, a dividend cut and a debt rating downgrade escalated investor concerns. The company managed to ease investor anxiety later in 2017, in our view, with the appointment of Kare Schultz, a well-regarded industry veteran as the new CEO, as well as the divestiture of certain non-core assets and amendment to certain debt instruments. We were also encouraged by the details of a restructuring plan announced by the new CEO in December.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-US dollar investments. The currency forwards and futures had a negative impact on the Fund’s performance because of the depreciation of the US dollar versus the hedged currencies.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Quest Fund. We look forward to continuing to serve your investment needs.

Shawn M. Tumulty Co-Portfolio Manager

Keith Luh, CFA Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Shawn Tumulty has been a portfolio manager for Franklin Mutual Quest Fund since 2003 and a co-portfolio manager since 2010. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

CFA® is a trademark owned by CFA Institute.

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Keith Luh has been a co-portfolio manager for Franklin Mutual Quest Fund since 2010. He is also head of cross asset investing for Franklin Mutual Series with a value and event-driven focus across equity and fixed income investments, globally. Prior to joining in 2005, Mr. Luh was a senior analyst in global investment research at Putnam Investments, where he also helped manage a best-ideas research fund. Previously, he worked in the investment banking group at Volpe Brown Whelan and Co., LLC, and the derivative products trading group at BNP. Mr. Luh is also Adjunct Professor in Finance and Economics at the Graduate School of Business, Columbia University.

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Performance Summary as of December 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
1-Year	+7.25%[3]	+7.25%[3]
5-Year	+53.46%	+8.94%
10-Year	+68.22%	+5.34%

A
1-Year	+6.95%[3]	+0.83%
5-Year	+51.34%	+7.36%
10-Year	+63.43%	+4.42%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/17–12/31/17)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
Z	$0.6257	$0.0961	$0.0376	$0.7594
A	$0.5843	$0.0961	$0.0376	$0.7180
C	$0.4598	$0.0961	$0.0376	$0.5935
R	$0.5688	$0.0961	$0.0376	$0.7025
R6	$0.6387	$0.0961	$0.0376	$0.7724

Total Annual Operating Expenses5

Share Class
Z	0.79%
A	1.04%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/17 for financial reporting purposes, and as a result, the total returns based on those net asset values differ from the adjusted total returns reported in the Financial Highlights.

4. Source: Morningstar. The MSCI World Index (USD) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The Bloomberg Barclays US Corporate High Yield Index measures the US corporate market of non-investment grade, fixed-rate corporate bonds, defined as the middle or lower ratings of Moody’s, Fitch and Standard & Poor’s (Ba1/BB+/BB+).

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1]	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1]	Annualized Expense Ratio
Z	$1,000	$1,042.30	$4.12	$1,021.17	$4.08	0.80%
A	$1,000	$1,040.90	$5.40	$1,019.91	$5.35	1.05%
C	$1,000	$1,036.90	$9.24	$1,016.13	$9.15	1.80%
R	$1,000	$1,039.80	$6.68	$1,018.65	$6.61	1.30%
R6	$1,000	$1,042.50	$3.76	$1,021.53	$3.72	0.73%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

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Financial Highlights

	Year Ended December 31,
	2017	2016		2015	2014	2013

Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.52	$14.47		$16.21	$18.18	$16.55
Income from investment operations[a]:
Net investment income[b]	0.58	0.87	[c]	0.54	0.78 [d]	0.54
Net realized and unrealized gains (losses)	0.49	1.47		(1.45)	(0.16)	3.68
Total from investment operations	1.07	2.34		(0.91)	0.62	4.22
Less distributions from:
Net investment income	(0.63)	(1.01)		(0.68)	(0.85)	(0.56)
Net realized gains	(0.13)	(0.28)		(0.15)	(1.74)	(2.03)
Total distributions	(0.76)	(1.29)		(0.83)	(2.59)	(2.59)
Net asset value, end of year	$15.83	$15.52		$14.47	$16.21	$18.18

Total return	6.92%	16.26%		(5.55)%	3.44%	25.97%

Ratios to average net assets
Expenses[e,f]	0.79%	0.79%	[g]	0.82% [g]	0.81%	0.84%
Expenses incurred in connection with securities sold short	—%	0.01%		0.03%	0.04%	0.07%
Net investment income	3.65%	5.74%	[c]	3.35%	4.18% [d]	2.93%

Supplemental data
Net assets, end of year (000’s)	$3,667,351	$3,683,095		$3,577,696	$4,116,651	$4,270,828
Portfolio turnover rate	32.90%	44.04%		30.51%	65.77%	63.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.42%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.73%.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016		2015	2014	2013
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.32	$14.29		$16.02	$18.00	$16.41

Income from investment operations[a]:

Net investment income[b]	0.53	0.83	[c]	0.49	0.71 [d]	0.48

Net realized and unrealized gains (losses)	0.46	1.45		(1.43)	(0.15)	3.65

Total from investment operations	0.99	2.28		(0.94)	0.56	4.13

Less distributions from:

Net investment income	(0.58)	(0.97)		(0.64)	(0.80)	(0.51)

Net realized gains	(0.13)	(0.28)		(0.15)	(1.74)	(2.03)

Total distributions	(0.71)	(1.25)		(0.79)	(2.54)	(2.54)

Net asset value, end of year	$15.60	$15.32		$14.29	$16.02	$18.00

Total return[e]	6.54%	16.04%		(5.85)%	3.11%	25.61%

Ratios to average net assets

Expenses[f,g]	1.04%	1.04%	[h]	1.10% [h]	1.11%	1.14%

Expenses incurred in connection with securities sold short	—%	0.01%		0.03%	0.04%	0.07%

Net investment income	3.40%	5.49%	[c]	3.07%	3.88% [d]	2.63%

Supplemental data

Net assets, end of year (000’s)	$1,153,870	$1,216,085		$1,203,508	$1,394,138	$1,371,789

Portfolio turnover rate	32.90%	44.04%		30.51%	65.77%	63.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.17%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.43%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	15

FRANKLIN MUTUAL QUEST FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016		2015	2014	2013
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.06	$14.08		$15.78	$17.76	$16.24

Income from investment operations[a]:

Net investment income[b]	0.41	0.70	[c]	0.36	0.57 [d]	0.35

Net realized and unrealized gains (losses)	0.47	1.41		(1.39)	(0.14)	3.59

Total from investment operations	0.88	2.11		(1.03)	0.43	3.94

Less distributions from:

Net investment income	(0.46)	(0.85)		(0.52)	(0.67)	(0.39)

Net realized gains	(0.13)	(0.28)		(0.15)	(1.74)	(2.03)

Total distributions	(0.59)	(1.13)		(0.67)	(2.41)	(2.42)

Net asset value, end of year	$15.35	$15.06		$14.08	$15.78	$17.76

Total return[e]	5.89%	15.10%		(6.49)%	2.42%	24.74%

Ratios to average net assets

Expenses[f,g]	1.79%	1.79%	[h]	1.82% [h]	1.81%	1.84%

Expenses incurred in connection with securities sold short	—%	0.01%		0.03%	0.04%	0.07%

Net investment income	2.65%	4.74%	[c]	2.35%	3.18% [d]	1.93%

Supplemental data

Net assets, end of year (000’s)	$309,160	$343,624		$337,974	$397,963	$406,304

Portfolio turnover rate	32.90%	44.04%		30.51%	65.77%	63.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 4.42%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.73%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

	2017	2016		2015	2014	2013

Class R

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$15.14	$14.14		$15.87	$17.84	$16.33

Income from investment operations[a]:
Net investment income[b]	0.50	0.78	[c]	0.44	0.65 [d]	0.50
Net realized and unrealized gains (losses)	0.46	1.43		(1.40)	(0.13)	3.56

Total from investment operations	0.96	2.21		(0.96)	0.52	4.06

Less distributions from:
Net investment income	(0.57)	(0.93)		(0.62)	(0.75)	(0.52)
Net realized gains	(0.13)	(0.28)		(0.15)	(1.74)	(2.03)

Total distributions	(0.70)	(1.21)		(0.77)	(2.49)	(2.55)

Net asset value, end of year	$15.40	$15.14		$14.14	$15.87	$17.84

Total return	6.38%	15.69%		(6.03)%	2.94%	25.34%

Ratios to average net assets
Expenses[e,f]	1.29%	1.29%	[g]	1.32% [g]	1.31%	1.34%
Expenses incurred in connection with securities sold short	—%	0.01%		0.03%	0.04%	0.07%
Net investment income	3.15%	5.24%	[c]	2.85%	3.68% [d]	2.43%

Supplemental data
Net assets, end of year (000’s)	$1,774	$880		$898	$675	$853
Portfolio turnover rate	32.90%	44.04%		30.51%	65.77%	63.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 4.92%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.23%.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	17

FRANKLIN MUTUAL QUEST FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

	2017	2016		2015	2014	2013[a]

Class R6

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$15.51	$14.45		$16.19	$18.19	$18.16

Income from investment operations[b]:
Net investment income[c]	0.64	0.88	[d]	0.55	0.51 [e]	0.36
Net realized and unrealized gains (losses)	0.43	1.48		(1.44)	0.10	2.28

Total from investment operations	1.07	2.36		(0.89)	0.61	2.64

Less distributions from:
Net investment income	(0.64)	(1.02)		(0.70)	(0.87)	(0.58)
Net realized gains	(0.13)	(0.28)		(0.15)	(1.74)	(2.03)

Total distributions	(0.77)	(1.30)		(0.85)	(2.61)	(2.61)

Net asset value, end of year	$15.81	$15.51		$14.45	$16.19	$18.19

Total return[f]	6.94%	16.44%		(5.54)%	3.53%	14.83%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates[h]	0.72%	0.71%		0.74%	0.74%	2.00%
Expenses net of waiver and payments by affiliates[h,i]	0.72%	0.71%	[j]	0.74% [j]	0.74%	0.77%
Expenses incurred in connection with securities sold short	—%	0.01%		0.03%	0.04%	0.07%
Net investment income	3.72%	5.82%	[d]	3.43%	4.25% [e]	3.00%

Supplemental data
Net assets, end of year (000’s)	$123,863	$52,277		$41,408	$44,340	$5
Portfolio turnover rate	32.90%	44.04%		30.51%	65.77%	63.41%

aFor the period May 1, 2013 (effective date) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.50%.

eNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

Statement of Investments, December 31, 2017

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests 61.1%
	Auto Components 1.0%
	The Goodyear Tire & Rubber Co.	United States	1,291,372	$41,724,229
a,b,c	International Automotive Components Group Brazil LLC	Brazil	2,548,299	87,369
a,b,c	International Automotive Components Group North America LLC	United States	19,924,658	13,125,867

				54,937,465

	Automobiles 1.6%
	Peugeot SA	France	4,111,080	83,630,098

	Banks 5.0%
	BB&T Corp.	United States	429,077	21,333,708
	CIT Group Inc.	United States	2,118,508	104,294,149
	Citizens Financial Group Inc.	United States	780,750	32,775,885
	Guaranty Bancorp	United States	347,127	9,598,062
	SunTrust Banks Inc.	United States	711,267	45,940,735
	Wells Fargo & Co.	United States	822,224	49,884,330

				263,826,869

	Chemicals 0.3%
d	Advanced Emissions Solutions Inc.	United States	1,724,209	16,655,859
a,b,e	Dow Corning Corp., Contingent Distribution	United States	12,089,194	—

				16,655,859

	Communications Equipment 3.1%
a,b,c	Sorenson Communications LLC, Membership Interests	United States	224,279	160,414,954

	Consumer Finance 3.0%
	Ally Financial Inc.	United States	2,646,824	77,181,388
	Capital One Financial Corp.	United States	826,100	82,263,038

				159,444,426

	Diversified Consumer Services 0.2%
a,b	Affinion Group Inc., wts., 11/10/22	United States	549,716	10,164,359

	Diversified Financial Services 1.9%
	Voya Financial Inc.	United States	2,043,200	101,077,104

	Diversified Telecommunication Services 1.8%
	Koninklijke KPN NV	Netherlands	27,104,180	94,566,988

	Electric Utilities 0.5%
	PG&E Corp.	United States	616,122	27,620,749

	Energy Equipment & Services 0.0%†
a	GulfMark Offshore Inc.	United States	158	4,501
a	GulfMark Offshore Inc., wts., 11/14/24	United States	1,712	1,233

				5,734

	Equity Real Estate Investment Trusts (REITs) 2.5%
	Forest City Realty Trust Inc., A	United States	2,481,030	59,792,823
	JBG SMITH Properties	United States	581	20,178
	Vornado Realty Trust	United States	907,163	70,922,004

				130,735,005

	Food & Staples Retailing 0.3%
a	Rite Aid Corp.	United States	8,181,200	16,116,964

	Health Care Equipment & Supplies 1.9%
	Medtronic PLC	United States	1,245,243	100,553,372

	Hotels, Restaurants & Leisure 0.1%
a	Caesars Entertainment Corp.	United States	412,211	5,214,469

franklintempleton.com	Annual Report	19

FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Independent Power & Renewable Electricity Producers 1.5%
	NRG Energy Inc.	United States	1,182,781	$33,685,603
a	Vistra Energy Corp.	United States	2,433,367	44,579,283

				78,264,886

	Industrial Conglomerates 1.2%
	General Electric Co.	United States	3,526,100	61,530,445

	Insurance 5.1%
	Ageas	Belgium	917,290	44,809,488
	American International Group Inc.	United States	395,586	23,569,014
	ASR Nederland NV	Netherlands	2,800,648	115,272,267
	The Hartford Financial Services Group Inc.	United States	1,115,390	62,774,149
	RSA Insurance Group PLC	United Kingdom	2,630,267	22,466,679

				268,891,597

	Internet Software & Services 1.1%
a	Baidu Inc., ADR	China	244,769	57,327,348

	IT Services 0.9%
	Infosys Ltd.	India	2,433,411	39,720,174
	Infosys Ltd., ADR	India	357,900	5,805,138

				45,525,312

	Media 7.9%
	Comcast Corp., A	United States	1,865,300	74,705,265
a,d	Lee Enterprises Inc./IA	United States	4,824,268	11,337,030
a,b,c,d	Lee Enterprises Inc., wts., 12/31/22	United States	1,110,000	488,722
d	New Media Investment Group Inc.	United States	4,932,482	82,767,048
	Sky PLC	United Kingdom	4,686,424	64,047,268
	Time Warner Inc.	United States	1,361,220	124,510,793
	The Walt Disney Co.	United States	543,800	58,463,938

				416,320,064

	Metals & Mining 0.2%
	Warrior Met Coal Inc.	United States	431,052	10,840,958

	Oil, Gas & Consumable Fuels 6.7%
	BP PLC	United Kingdom	13,916,288	98,232,325
	Crescent Point Energy Corp.	Canada	8,512,600	64,872,093
	JXTG Holdings Inc.	Japan	2,447,555	15,790,677
	Kinder Morgan Inc.	United States	2,458,870	44,431,781
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	3,899,615	129,999,300

				353,326,176

	Pharmaceuticals 7.3%
	Eli Lilly & Co.	United States	715,947	60,468,884
	GlaxoSmithKline PLC	United Kingdom	4,394,234	78,479,707
	Merck & Co. Inc.	United States	1,314,970	73,993,362
	Novartis AG, ADR	Switzerland	1,362,606	114,404,400
	Teva Pharmaceutical Industries Ltd., ADR	Israel	2,905,868	55,066,198

				382,412,551

	Real Estate Management & Development 0.2%
a	VICI Properties Inc.	United States	501,682	10,284,481

20	Annual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Software 2.7%
a	Avaya Holdings Corp.	United States	1,596,593	$28,020,207
a,b	Avaya Holdings Corp., wts., 12/15/22	United States	338,090	575,122
a	Check Point Software Technologies Ltd.	Israel	846,738	87,738,992
	Symantec Corp.	United States	861,457	24,172,483

				140,506,804

	Technology Hardware, Storage & Peripherals 0.2%
a,d	Eastman Kodak Co.	United States	2,613,836	8,102,892
a,d	Eastman Kodak Co., wts., 9/03/18	United States	48,582	340
a,d	Eastman Kodak Co., wts., 9/03/18	United States	48,582	490

				8,103,722

	Wireless Telecommunication Services 2.9%
	Vodafone Group PLC	United Kingdom	47,816,110	151,747,176

	Total Common Stocks and Other Equity Interests (Cost $2,793,515,665)			3,210,045,935

	Convertible Preferred Stocks (Cost $86,875,212) 0.7%
	Pharmaceuticals 0.7%
	Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd	Israel	104,000	36,901,280

	Preferred Stocks 1.5%
	Automobiles 0.6%
f	Volkswagen AG, 1.238%, pfd	Germany	160,282	32,009,393

	Technology Hardware, Storage & Peripherals 0.9%
f	Samsung Electronics Co. Ltd., 2.323%, pfd	South Korea	23,596	46,202,731

	Total Preferred Stocks (Cost $44,082,899)			78,212,124

			Principal Amount*
	Corporate Bonds, Notes and Senior Floating Rate Interests 22.1%
	Affinion Group Inc.,
	[g,h] senior note., 144A, PIK, 14.00%, 11/10/22	United States	$85,643,583	75,637,902
	[i,j] Term Loans, 9.16%, (LIBOR + 7.75%), 5/10/22	United States	74,437,500	77,042,812
j	Belk Inc.,
	[i] Closing Date Term Loan, 6.099%, (LIBOR + 4.75%), 12/12/22	United States	7,186,238	5,900,203
	second lien Term Loan, 10.50%, 12/12/22	United States	25,000,000	21,156,250
i,j	Bluestem Brands Inc., Initial Term Loan, 8.88% - 9.069%, (LIBOR + 7.50%), 11/09/20	United States	68,561,957	48,336,180
i,j	Cumulus Media Holdings Inc., Term Loans, 4.82%, (LIBOR + 3.25%), 12/23/20	United States	19,175,110	16,562,501
d,i,j	Eastman Kodak Co., Term Loan, 7.819%, (LIBOR + 6.25%), 9/03/19	United States	37,302,241	32,359,694
	Frontier Communications Corp.,
	senior note, 8.50%, 4/15/20	United States	59,469,000	49,507,943
	senior note, 10.50%, 9/15/22	United States	77,063,000	58,471,551
	senior note, 11.00%, 9/15/25	United States	41,812,000	30,940,880
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	72,867,000	54,468,083
	[i,j] Tranche D Term Loan, 8.443%, (LIBOR + 6.75%), 1/30/19	United States	46,662,631	35,210,828
	[i,j] Tranche E Term Loan, 9.193%, (LIBOR + 7.50%), 7/30/19	United States	14,995,598	11,277,934

franklintempleton.com	Annual Report	21

FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS

		Country	Principal Amount*	Value
	Corporate Bonds, Notes and Senior Floating Rate Interests (continued)
d	Lee Enterprises Inc.,
	[j] Second Lien Term Loan, 12.00%, 12/15/22	United States	$56,941,414	$59,219,071
	[g] senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	99,050,000	103,012,000
d,i,j	New Media Holdings II LLC, Fourth Amendment Replacement Term Loans, 7.819%, (LIBOR + 6.25%), 7/14/22	United States	111,005,571	112,046,248
g	Rite Aid Corp., senior note, 144A, 6.125%, 4/01/23	United States	75,000,000	67,968,750
	Sorenson Communications LLC,
	[i,j] Initial Term Loan, 8.00%, (LIBOR + 5.75%), 4/30/20	United States	140,628,141	141,682,852
	[g,h]secured note, second lien, 144A, PIK, 9.00%, 10/31/20	United States	96,671,937	97,396,977
g,h	Sorenson Holdings LLC/Finance Corp., senior note, 144A, PIK, 13.85%, 10/31/21	United States	20,117,561	19,011,095
i,j	Toys R US-Delaware Inc., (DIP), 10.319%, (LIBOR + 8.75%), 1/18/19	United States	41,186,602	42,216,267

	Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $1,208,678,943)			1,159,426,021

	Corporate Notes and Senior Floating Rate Interests in Reorganization 0.8%
b,c,k	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	9,272	—
b,c,k	Sunshine Oilsands Ltd., secured note, 144A, 10.00%, 8/01/17	Canada	17,873,000	8,657,697
i,j,k	Toys R US-Delaware Inc., Term B-4 Loan, 6.125%, (LIBOR + 3.875%), 4/24/20	United States	73,423,169	36,344,469

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $88,740,013)			45,002,166

			Shares
	Companies in Liquidation 0.3%
a,b,e	Avaya Holdings Corp., Contingent Distribution	United States	82,902,380	—
a,b,e	Avaya Inc., Contingent Distribution	United States	60,987,608	—
a,b,c	CB FIM Coinvestors LLC	United States	1,439,821	—
a,b,c	FIM Coinvestor Holdings I, LLC	United States	17,934,688	—
a,l	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	459,471,220	10,200,261
a,b,e	NewPage Corp., Litigation Trust, Contingent Distribution	United States	723,000	—
a,e	Nortel Networks Corp., Contingent Distribution	Canada	31,192,000	1,676,570
a,e	Nortel Networks Ltd., Contingent Distribution	Canada	20,912,000	575,080
a,b,e	Tribune Media, Litigation Trust, Contingent Distribution	United States	1,534,137	—
a,b,e	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	144,840,133	1,680,146
a	Vistra Energy Corp., Litigation Trust, TRA	United States	2,433,367	2,129,196

	Total Companies in Liquidation (Cost $46,138,364)			16,261,253

		Number of Contracts	Notional Amount*
	Options Purchased (Cost $82,287) 0.0%†
	Calls - Exchange-Traded
	Time Warner Inc., March Strike Price $92.50, Expires 3/16/18	300	$30,000	69,000

	Total Investments before Short Term Investments (Cost $4,268,113,383)			4,545,917,779

22	Annual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS

		Country	Principal Amount*	Value
	Short Term Investments 13.1%
	U.S. Government and Agency Securities 13.1%
m	FHLB, 1/02/18	United States	$41,400,000	$41,400,000
m	U.S. Treasury Bill,
	1/02/18	United States	59,820,000	59,820,000
	1/25/18	United States	75,000,000	74,941,302
	3/22/18	United States	66,000,000	65,804,475
	1/04/18 - 4/19/18	United States	372,300,000	371,509,013
	[n] 4/26/18 - 5/03/18	United States	75,000,000	74,667,262

	Total U.S. Government and Agency Securities (Cost $688,260,355)			688,142,052

	Total Investments (Cost $4,956,373,738) 99.6%			5,234,059,831
	Options Written (0.0)%†			(241,000)
	Other Assets, less Liabilities 0.4%			22,199,370

	Net Assets 100.0%			$5,256,018,201

		Number of Contracts	Notional Amount*
o	Options Written (0.0)%†
	Puts - Exchange-Traded
	Time Warner Inc., January Strike Price $87.50, Expires 1/19/18	2,750	$275,000	(33,000)
	Time Warner Inc., June Strike Price $80, Expires 6/15/18	500	50,000	(59,000)
	Time Warner Inc., June Strike Price $85, Expires 6/15/18	500	50,000	(138,500)
	Time Warner Inc., March Strike Price $80, Expires 3/16/18	750	75,000	(10,500)

	Total Options Written (Premiums Received $1,554,697)			$(241,000)

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dSee Note 12 regarding holdings of 5% voting securities.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

fVariable rate security. The rate shown represents the yield at period end.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2017, the aggregate value of these securities was $363,026,724, representing 6.9% of net assets.

hIncome may be received in additional securities and/or cash.

I The coupon rate shown represents the rate at period end.

jSee Note 1(e) regarding senior floating rate interests.

kSee Note 8 regarding credit risk and defaulted securities.

lBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

mThe security was issued on a discount basis with no stated coupon rate.

nA portion or all of the security has been segregated as collateral for open forward exchange contracts and open written options. At December 31, 2017, the aggregate value of these securities pledged amounted to $15,276,623, representing 0.3% of net assets.

oSee Note 1(c) regarding written options.

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FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS

At December 31, 2017, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	814	$122,868,212	3/19/18	$(2,170,917)
GBP/USD	Short	955	80,918,344	3/19/18	(327,387)

Total Futures Contracts					$(2,498,304)

*As of period end.

At December 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Buy	1,884,427	$2,227,007	1/12/18	$35,925	$—
Euro	BOFA	Sell	198,557	229,903	1/12/18	—	(8,536)
Euro	HSBK	Buy	556,455	669,279	1/12/18	—	(1,054)
Euro	HSBK	Buy	1,907,966	2,255,508	1/12/18	35,691	—
Euro	HSBK	Sell	16,607,635	19,116,122	1/12/18	—	(827,318)
Euro	SSBT	Buy	962,804	1,140,323	1/12/18	15,869	—
Euro	SSBT	Sell	5,204,896	6,020,839	1/12/18	—	(229,512)
Euro	UBSW	Buy	318,457	378,188	1/12/18	4,234	—
Euro	UBSW	Sell	24,606,115	28,342,352	1/12/18	—	(1,206,139)
Euro	BOFA	Sell	46,889	56,539	1/26/18	183	—
Euro	BONY	Sell	1,488,213	1,778,072	1/26/18	—	(10,642)
Euro	HSBK	Sell	10,604,296	12,483,856	1/26/18	—	(261,673)
Euro	SSBT	Sell	590,320	707,092	1/26/18	—	(2,427)
Euro	SSBT	Sell	723,265	871,045	1/26/18	1,738	—
Euro	UBSW	Sell	6,073,045	7,137,832	1/26/18	—	(161,490)
South Korean Won	HSBK	Buy	5,184,995,568	4,762,323	2/09/18	98,641	—
South Korean Won	HSBK	Sell	21,315,648,512	18,981,808	2/09/18	—	(1,001,737)
British Pound	BOFA	Sell	990,000	1,344,707	2/14/18	5,693	—
British Pound	BOFA	Sell	1,832,329	2,434,196	2/14/18	—	(44,100)
British Pound	BONY	Sell	4,683,882	6,348,815	2/14/18	13,682	—
British Pound	BONY	Sell	4,897,483	6,403,743	2/14/18	—	(220,294)
British Pound	HSBK	Sell	14,463,880	19,223,943	2/14/18	—	(339,019)
British Pound	UBSW	Sell	4,897,483	6,403,728	2/14/18	—	(220,308)
Euro	BONY	Sell	43,228,928	51,089,288	2/20/18	—	(940,571)
Euro	HSBK	Sell	961,597	1,137,165	2/20/18	—	(20,202)
Euro	SSBT	Sell	43,228,928	51,079,301	2/20/18	—	(950,557)
Euro	HSBK	Sell	4,510,583	5,329,255	4/10/18	—	(116,892)
Euro	SSBT	Sell	2,765,000	3,285,315	4/10/18	—	(53,188)
Euro	UBSW	Sell	6,953,239	8,200,290	4/10/18	—	(195,156)
Euro	BOFA	Sell	2,737,169	3,265,484	4/18/18	—	(41,183)
Euro	SSBT	Sell	2,737,170	3,265,403	4/18/18	—	(41,265)
Euro	UBSW	Sell	2,737,170	3,265,964	4/18/18	—	(40,704)

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FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
British Pound	BOFA	Sell	19,885,025	$26,458,194	4/24/18	$—	$(502,941)
British Pound	SSBT	Sell	3,871,613	5,112,411	4/24/18	—	(136,919)
British Pound	UBSW	Sell	5,153,536	6,826,504	4/24/18	—	(160,924)
Euro	HSBK	Sell	14,888,813	17,570,988	5/07/18	—	(438,476)
Euro	UBSW	Sell	14,888,812	17,567,830	5/07/18	—	(441,633)
South Korean Won	HSBK	Sell	20,419,930,753	18,184,221	5/11/18	—	(979,866)
South Korean Won	UBSW	Sell	11,325,700,303	10,101,293	5/11/18	—	(527,867)
Euro	BOFA	Sell	10,023,949	11,945,741	5/21/18	—	(190,570)
Euro	UBSW	Sell	10,023,949	11,943,736	5/21/18	—	(192,575)
British Pound	BOFA	Sell	3,660,553	4,938,211	5/24/18	—	(30,395)
British Pound	HSBK	Sell	243,409	330,698	5/24/18	310	—
British Pound	HSBK	Sell	3,090,310	4,153,326	5/24/18	—	(41,266)
British Pound	SSBT	Sell	44,415,623	59,238,671	5/24/18	—	(1,048,302)

Total Forward Exchange Contracts						$211,966	$(11,625,701)

Net unrealized appreciation (depreciation)							$(11,413,735)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 44.

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FRANKLIN MUTUAL QUEST FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,483,098,861
Cost - Non-controlled affiliates (Note 12)	473,274,877

Value - Unaffiliated issuers	$4,808,070,437
Value - Non-controlled affiliates (Note 12)	425,989,394
Cash	6,968,744
Foreign currency, at value (cost $2,952,747)	2,966,476
Receivables:
Investment securities sold	7,662,837
Capital shares sold	3,904,297
Dividends and interest	23,489,531
European Union tax reclaims	732,481
Deposits with brokers for:
Futures contracts	3,500,100
Unrealized appreciation on OTC forward exchange contracts	211,966
Other assets	622

Total assets	5,283,496,885

Liabilities:
Payables:
Capital shares redeemed	8,550,861
Management fees	3,008,102
Distribution fees	1,016,539
Transfer agent fees	614,506
Trustees’ fees and expenses	249,567
Variation margin on futures contracts	1,157,463
Options written, at value (premiums received $1,554,697)	241,000
Unrealized depreciation on OTC forward exchange contracts	11,625,701
Deferred tax	680,769
Accrued expenses and other liabilities	334,176

Total liabilities	27,478,684

Net assets, at value	$5,256,018,201

Net assets consist of:
Paid-in capital	$5,054,329,619
Distributions in excess of net investment income	(4,820,394)
Net unrealized appreciation (depreciation)	264,605,826
Accumulated net realized gain (loss)	(58,096,850)

Net assets, at value	$5,256,018,201

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FRANKLIN MUTUAL QUEST FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2017

Class Z:
Net assets, at value	$3,667,350,701

Shares outstanding	231,655,302

Net asset value and maximum offering price per share	$15.83

Class A:
Net assets, at value	$1,153,870,027

Shares outstanding	73,989,419

Net asset value per share[a]	$15.60

Maximum offering price per share (net asset value per share ÷ 94.25%)	$16.55

Class C:
Net assets, at value	$309,160,372

Shares outstanding	20,145,248

Net asset value and maximum offering price per share[a]	$15.35

Class R:
Net assets, at value	$1,774,482

Shares outstanding	115,210

Net asset value and maximum offering price per share	$15.40

Class R6:
Net assets, at value	$123,862,619

Shares outstanding	7,832,141

Net asset value and maximum offering price per share	$15.81

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL QUEST FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$74,819,213
Non-controlled affiliates (Note 12)	8,297,281
Interest:
Unaffiliated issuers	131,386,153
Non-controlled affiliates (Note 12)	22,730,275

Total investment income	237,232,922

Expenses:
Management fees (Note 3a)	35,964,097
Distribution fees: (Note 3c)
Class A	2,991,168
Class C	3,298,299
Class R	6,714
Transfer agent fees: (Note 3e)
Class Z	3,118,192
Class A	993,614
Class C	273,921
Class R	1,115
Class R6	7,632
Custodian fees (Note 4)	146,113
Reports to shareholders	270,101
Registration and filing fees	193,874
Professional fees	850,164
Trustees’ fees and expenses	164,116
Other	138,522

Total expenses	48,417,642
Expense reductions (Note 4)	(11,994)

Net expenses	48,405,648

Net investment income	188,827,274

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	80,951,666
Non-controlled affiliates (Note 12)	(11,433,358)
Foreign currency transactions	894,517
Forward exchange contracts	(21,211,216)
Futures contracts	(14,718,212)
Securities sold short	3,216,360

Net realized gain (loss)	37,699,757

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	177,917,984
Non-controlled affiliates (Note 12)	(29,950,000)
Translation of other assets and liabilities denominated in foreign currencies	412,404
Forward exchange contracts	(18,597,720)
Written options	1,313,697
Futures contracts	(4,474,166)
Securities sold short	(3,624,223)
Change in deferred taxes on unrealized appreciation	(680,769)

Net change in unrealized appreciation (depreciation)	122,317,207

Net realized and unrealized gain (loss)	160,016,964

Net increase (decrease) in net assets resulting from operations	$348,844,238

*Foreign taxes withheld on dividends	$5,782,997

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FRANKLIN MUTUAL QUEST FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$188,827,274	$280,468,001
Net realized gain (loss)	37,699,757	221,052,860
Net change in unrealized appreciation (depreciation)	122,317,207	243,294,468

Net increase (decrease) in net assets resulting from operations	348,844,238	744,815,329

Distributions to shareholders from:
Net investment income:
Class Z	(141,121,394)	(222,278,713)
Class A	(42,192,676)	(72,209,924)
Class C	(9,158,365)	(18,316,353)
Class R	(62,381)	(51,119)
Class R6	(4,613,009)	(3,177,032)
Net realized gains:
Class Z	(31,454,610)	(61,002,060)
Class A	(9,969,480)	(20,589,851)
Class C	(2,773,577)	(5,930,239)
Class R	(12,207)	(15,198)
Class R6	(303,983)	(865,361)

Total distributions to shareholders	(241,661,682)	(404,435,850)

Capital share transactions: (Note 2)
Class Z	(94,442,773)	(125,329,991)
Class A	(85,348,310)	(71,220,397)
Class C	(41,119,296)	(17,124,219)
Class R	879,482	(83,695)
Class R6	72,905,275	7,856,691

Total capital share transactions	(147,125,622)	(205,901,611)

Net increase (decrease) in net assets	(39,943,066)	134,477,868

Net assets:
Beginning of year	5,295,961,267	5,161,483,399

End of year	$5,256,018,201	$5,295,961,267

Distributions in excess of net investment income included in net assets:
End of year	$(4,820,394)	$(49,871,151)

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FRANKLIN MUTUAL QUEST FUND

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Quest Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions,

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FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS

1.   Organization and Significant Accounting Policies (continued)

c.   Derivative Financial Instruments (continued)

including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2017, the Fund had OTC derivatives in a net liability position of $11,413,735 and the aggregate value of collateral pledged for such contracts was $9,377,361.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.

d.   Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash

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FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS

and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At December 31, 2017, the Fund had no securities sold short.

e.   Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

f.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of

Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

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1.  Organization and Significant Accounting Policies (continued)

g.  Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2017		2016

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	27,728,870	$439,840,070	19,828,497	$304,660,334
Shares issued in reinvestment of distributions	10,319,549	163,868,714	17,429,676	268,009,103
Shares redeemed	(43,674,171)	(698,151,557)	(47,272,331)	(697,999,428)

Net increase (decrease)	(5,625,752)	$(94,442,773)	(10,014,158)	$(125,329,991)

Class A Shares:
Shares sold	13,056,163	$204,059,076	10,500,328	$158,786,624
Shares issued in reinvestment of distributions	3,269,611	51,185,442	6,003,992	91,123,764
Shares redeemed	(21,720,286)	(340,592,828)	(21,323,796)	(321,130,785)

Net increase (decrease)	(5,394,512)	$(85,348,310)	(4,819,476)	$(71,220,397)

Class C Shares:
Shares sold	3,143,553	$48,265,137	2,376,846	$35,487,953
Shares issued in reinvestment of distributions	767,506	11,797,949	1,572,193	23,466,576
Shares redeemed	(6,578,117)	(101,182,382)	(5,145,604)	(76,078,748)

Net increase (decrease)	(2,667,058)	$(41,119,296)	(1,196,565)	$(17,124,219)

Class R Shares:
Shares sold	93,915	$1,451,999	17,052	$252,213
Shares issued in reinvestment of distributions	4,829	74,588	4,419	66,317
Shares redeemed	(41,676)	(647,105)	(26,855)	(402,225)

Net increase (decrease)	57,068	$879,482	(5,384)	$(83,695)

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	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class R6 Shares:
Shares sold	6,529,553	$105,932,665	745,561	$11,522,145
Shares issued in reinvestment of distributions	310,142	4,916,992	250,829	3,854,293
Shares redeemed	(2,378,788)	(37,944,382)	(490,186)	(7,519,747)
Net increase (decrease)	4,460,907	$72,905,275	506,204	$7,856,691

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.673% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$394,847
CDSC retained	$25,543

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2017, the Fund paid transfer agent fees of $4,394,474, of which $2,084,366 was retained by Investor Services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2017, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2017	$249,567

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[b]Increase in projected benefit obligation	$4,167
Benefit payments made to retired trustees	$(5,253)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2017, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2018	$18,751,585
Capital loss carryforwards not subject to expiration:
Short term	9,021,376
Long term	38,510,337

Total capital loss carryforwards	$66,283,298[a]

aIncludes $21,379,658 from the acquired Franklin Mutual Recovery Fund, which may be carried over to offset future capital gains, subject to certain limitations.

On December 31, 2017, the Fund had expired capital loss carryforwards of $73,758,943, which were reclassified to paid-in-capital.

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$229,143,200	$355,255,859
Long term capital gain	12,518,482	49,179,991
	$241,661,682	$404,435,850

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$4,972,287,449

Unrealized appreciation	$734,072,949
Unrealized depreciation	(486,447,358)

Net unrealized appreciation (depreciation)	$247,625,591

Distributable earnings - undistributed ordinary income	$25,469,105

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and defaulted securities.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2017, aggregated $1,646,337,980 and $1,442,724,176, respectively.

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8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2017, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $45,002,166, representing 0.8% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
9,272	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$9,272	$—
1,439,821	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
17,934,688	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,548,299	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,692,334	87,369
19,924,658	International Automotive Components Group North America LLC	1/02/06 - 3/18/13	16,305,945	13,125,867
1,110,000	[a] Lee Enterprises Inc., wts., 12/31/22	3/31/14	1,490,026	488,722
224,279	[b] Sorenson Communications LLC, Membership Interests	4/30/14	—	160,414,954
17,873,000	Sunshine Oilsands Ltd., secured note, 144A, 10.00%, 8/01/17	8/04/14	17,706,373	8,657,697

	Total Restricted Securities (Value is 3.5% of Net Assets)		$37,203,950	$182,774,609

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $173,568,101 as of December 31, 2017.

bThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $258,090,924 as of December 31, 2017.

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11. Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$—		Variation margin on futures contracts	$2,498,304	[a]
	Unrealized appreciation on OTC forward exchange contracts	211,966		Unrealized depreciation on OTC forward exchange contracts	11,625,701
Equity contracts	Investments in securities, at value	69,000	[b]	Options written, at value	241,000

Totals		$280,966			$14,365,005

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$(21,211,216)	Forward exchange contracts	$(18,597,720)
	Futures contracts	(14,718,212)	Futures contracts	(4,474,166)
Equity contracts	Investments	—	Investments	(13,287)[a]
	Written options	—	Written options	1,313,697

Totals		$(35,929,428)		$(21,771,476)

aPurchased option contracts are included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the average month end notional amount of futures contracts and options represented $193,075,647 and $71,538, respectively. The average month end contract value of forward exchange contracts was $380,722,254.

See Note 1(c) regarding derivative financial instruments.

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12. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares/ Warrants/ Principal amount Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares/ Warrants/ Principal amount Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates

						Dividends
Advanced Emissions Solutions Inc.	1,724,209	—	—	1,724,209	$16,655,859	$1,293,157	$—	$724,168
Eastman Kodak Co.	3,072,827	—	(458,991)	2,613,836	8,102,892	—	(11,585,214)	(26,295,520)
Eastman Kodak Co., wts., 9/03/18	48,582	—	—	48,582	340	—	—	(189,130)
Eastman Kodak Co., wts., 9/03/18	48,582	—	—	48,582	490	—	—	(145,255)
Lee Enterprises Inc./IA	4,824,268	—	—	4,824,268	11,337,030	—	—	(2,653,347)
Lee Enterprises Inc., wts., 12/31/22	1,110,000	—	—	1,110,000	488,722	—	—	(1,347,116)
New Media Investment Group Inc.	4,660,772	271,710	—	4,932,482	82,767,048	7,004,124	—	9,873,158
					$119,352,381	$8,297,281	$(11,585,214)	$(20,033,042)

						Interest
Eastman Kodak Co., Term Loan, 7.819%, (LIBOR + 6.25%), 9/03/19	37,968,616	—	(666,375)	37,302,241	$32,359,694	$2,402,042	$15,131	$(5,984,946)
Lee Enterprises Inc., Second Lien Term Loan, 12.00%, 12/15/22	65,604,374	—	(8,662,960)	56,941,414	59,219,071	3,819,956	122,143	(2,257,994)
Lee Enterprises Inc., senior secured note, first lien, 144A, 9.50%, 3/15/22	99,050,000	—	—	99,050,000	103,012,000	9,383,612	—	(2,644,866)
New Media Holdings II LLC, Fourth Amendment Replacement Term Loans, 7.819%, (LIBOR + 6.25%), 7/14/22	112,135,512	—	(1,129,941)	111,005,571	112,046,248	7,124,665	14,582	970,848
					$306,637,013	$22,730,275	$151,856	$(9,916,958)
Total Affiliated Securities (Value is 8.1% of Net Assets)					$425,989,394	$31,027,556	$(11,433,358)	$(29,950,000)

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

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14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$41,724,229	$—	$13,213,236		$54,937,465
Communications Equipment	—	—	160,414,954		160,414,954
Diversified Consumer Services	—	—	10,164,359		10,164,359
Media	415,831,342	—	488,722		416,320,064
Software	139,931,682	—	575,122		140,506,804
All Other Equity Investments	2,542,815,693	—	—	[c]	2,542,815,693
Corporate Bonds, Notes and Senior Floating Rate Interests	—	1,159,426,021	—		1,159,426,021
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	36,344,469	8,657,697	[c]	45,002,166
Companies in Liquidation	—	14,581,107	1,680,146	[c]	16,261,253
Options Purchased	69,000	—	—		69,000
Short Term Investments	646,742,052	41,400,000	—		688,142,052

Total Investments in Securities	$3,787,113,998	$1,251,751,597	$195,194,236		$5,234,059,831

Other Financial Instruments:
Forward Exchange Contracts	$—	$211,966	$—		$211,966

Liabilities:
Other Financial Instruments:
Options Written	$241,000	$—	$—		$241,000
Futures Contracts	2,498,304	—	—		2,498,304
Forward Exchange Contracts	—	11,625,701	—		11,625,701

Total Other Financial Instruments	$2,739,304	$11,625,701	$—		$14,365,005

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred and convertible preferred stocks as well as other equity investments.

cIncludes securities determined to have no value at December 31, 2017.

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14. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At December 31, 2017, the reconciliation of assets, is as follows:

	Balance at Beginning of Year		Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3[b]	Cost Basis Adjustments[c]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets:
Investments in Securities:
Equity Investments:[d]
Auto Components	$14,884,656		$–	$–	$–	$–	$–	$–	$(1,671,420)	$13,213,236	$(1,671,420)
Communications Equipment	150,861,922		–	–	–	–	–	–	9,553,032	160,414,954	9,553,032
Diversified Consumer Services	–		6,591,095	–	–	–	–	–	3,573,264	10,164,359	3,573,264
Media	1,835,838		–	–	–	–	–	–	(1,347,116)	488,722	(1,347,116)
Software	–		–	–	613,592	–	–	–	(38,470)	575,122	(38,470)
Oil, Gas & Consumable Fuels	15,939,950		–	–	–	(14,713,800)	–	–	(1,226,150)	–	–
Corporate Notes and Senior Floating Rate Interests in Reorganization	–	[e]	–	–	9,740,785	–	–	–	(1,083,088)	8,657,697[e]	(1,083,088)
Companies in Liquidation	1,680,146	[e]	–	(107)	–	–	(282,530)	177,890	104,747	1,680,146[e]	–
Total	$185,202,512		$6,591,095	$(107)	$10,354,377	$(14,713,800)	$(282,530)	$177,890	$7,864,799	$195,194,236	$8,986,202

aThe investments were transferred into Level 3 as a result of their value being determined using a significant unobservable valuation input. May include amounts related to a corporate action.

bThe investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input.

cMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

dIncludes common stocks as well as other equity investments.

eIncludes securities determined to have no value.

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NOTES TO FINANCIAL STATEMENTS

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2017, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Inputs	Amount/ Weighting	Impact to Fair Value if Input Increases[a]
Assets:
Investments in Securities:
Equity Investments:
Auto		Market comparables/
Components	$13,125,867	Discounted cash flow	EV / EBITDA multiple	4.1x	Increase
			3 Yr Forward EBITDA growth rate	1.01%	Increase
			Discount for lack of marketability	10%	Decrease
			Discount rate	10%	Decrease[b]

Communications Equipment	160,414,954	Market transaction	Transaction price weighting	50%	Increase[c]
		Market comparables	EV / EBITDA multiple	6.1x	Increase[b]
			Discount for lack of marketability	15%	Decrease[c]

Diversified
Consumer Services	10,164,359	Market comparables[d]	EV / Last 12 months EBITDA multiple	11.7x	Increase[c]
			EV / Last 12 months Net Sales multiple	2.4x	Increase[c]
			EV / Total Assets multiple	1.5x	Increase[c]
			Discount for lack of marketability	4.2% - 19.9%	Decrease[c]

Corporate Notes and Senior Floating Rate Interests in Reorganization	8,657,697	Market comparables	Discount for lack of marketability	15.5%	Decrease[b]
			EV / Revenue multiple	4.0x	Increase[b]

All Other Investments[e]	2,831,359

Total	$195,194,236

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value but not net assets.

cRepresents a significant impact to fair value and net assets.

dFair value of warrants with $0.01 strike price derived from underlying equity valuation categorized as Level 3, therefore, significant unobservable inputs presented for warrants and underlying equity.

eIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are unobservable.

Abbreviations List

EBITDA - Earnings before interest, taxes, depreciation and amortization

EV - Enterprise value

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	DIP	Debtor-In-Possession
HSBK	HSBC Bank PLC	USD	United States Dollar	FHLB	Federal Home Loan Bank
SSBT	State Street Bank and Trust Co., N.A.			LIBOR	London InterBank Offered Rate
UBSW	UBS AG			PIK	Payment-In-Kind
				TRA	Tax Receivable Agreement Right

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FRANKLIN MUTUAL QUEST FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Quest Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Quest Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual Quest Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, MA

February 26, 2018

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FRANKLIN MUTUAL QUEST FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $12,518,482 as a long term capital gain dividend for the fiscal year ended December 31, 2017.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $32,242,806 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2017.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 12.77% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2017.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $81,414,327 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $116,434,243 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2017.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	14	None

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	40	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Vice Chairman	Trustee since 2002 and Vice Chairman since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B. J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	14	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications and consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Keith Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	14	None

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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FRANKLIN MUTUAL SERIES FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	40	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1998	14	None

Principal Occupation During at Least the Past 5 Years: Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	40	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	14	None

Principal Occupation During at Least the Past 5 Years:

Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	153	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	American International Group, Inc. (AIG) Credit Facility Trust (2010-2011).

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; President and Chief Investment Officer, Franklin Advisory Services, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949) 101 John F. Kennedy Parkway Short Hills NJ 07078-2789	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Franklin Mutual Advisers, LLC; officer of one of the investment companies in Franklin Templeton Investments; and formerly, Portfolio Manager of Eurovest SA (French registered investment company, SICAV).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisors, LLC, which is an affiliate of the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1996. He currently serves as a Max L. Hines Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1996. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL QUEST FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

52	Annual Report	franklintempleton.com

Annual Report and Shareholder Letter

Franklin Mutual Quest Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301 - (Class A, C, R & R6)

(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	475 A 02/18

Annual Report and Shareholder Letter December 31, 2017

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Franklin Mutual Shares Fund Shareholder:

Securities markets benefited from a confluence of positive economic, financial and political trends during 2017. The global economy entered a synchronized pace of modest and steady growth, corporate earnings strengthened in the US, Europe and Japan, and US equity market volatility remained at historically low levels. A number of political risks identified at the start of 2017, such as the success of far-right parties in Europe, Brexit negotiations and the Trump administration’s ability to enact its policy agenda, also dissipated or became less immediate for investors as the year progressed. For the year ended December 31, 2017, US stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), produced a +21.83% total return.1 Stocks in global developed markets, as measured by the MSCI World Index, returned +23.07%, and investment-grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, posted a +3.54% total return.1

In many equity markets, the trend of growth stocks outpacing value stocks continued. The Russell 1000® Growth Index returned +30.21%, while the Russell 1000® Value Index returned +13.66%.1 The difference in performance has been driven in large part by a rally in internet and software stocks, which dominated the S&P 500 Growth Index. In addition, the S&P 500 Value Index has components that we believe are facing disruption from new technology (e.g., the rapid market share shift to online retailing from traditional bricks and mortar retailers that are often labeled as value stocks). Exacerbating the disruption is the reality that many new technology companies are able to innovate without the need to show immediate profits.

We do not know how long these trends will continue, but historically, periods of strong performance by growth stocks have eventually been followed by relatively weaker performance. Given that unemployment has continued to decline in most developed markets and the US Federal Reserve has taken its first steps toward monetary normalization, value-oriented stocks may become more attractive to investors, particularly within cyclical sectors of the equity markets such as industrials, consumer discretionary and financials.

A stellar 2017 for equity markets also pushed up common valuation metrics, such as price-to-earnings. Valuation is a critical factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. We remain committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Although the investment landscape appears favorable as we enter 2018, it is worth remembering that securities markets are dynamic and constantly evolving. Therefore, we believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

1. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the annual report	franklintempleton.com

Annual Report

Franklin Mutual Shares Fund

This annual report for Franklin Mutual Shares Fund covers the fiscal year ended December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in equity securities, primarily common stock, of US and foreign companies that the investment manager believes are available at market prices less than their intrinsic value. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest up to 35% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares delivered a cumulative total return of +8.49% for the 12 months ended December 31, 2017. For comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of US stock performance, generated a total return of +21.83%.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period under review. In this environment, global developed and emerging market stocks generated a +24.62% total return, as measured by the MSCI All Country World Index.1 Global markets were aided by price gains in oil and other commodities, generally upbeat economic data across regions,

Geographic Composition*

Based on Total Net Assets as of 12/31/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

the European Central Bank’s (ECB’s) extension of its monetary easing program, and investor optimism about pro-growth and pro-business policies in the US. The prospect for reforms in the European Union (EU) with Emmanuel Macron’s election as France’s president, encouraging corporate earnings reports and the passage of the US tax reform bill also supported global stocks.

However, global markets reflected investor concerns about the terms of the UK’s exit from the EU, political uncertainty in the US and the EU, and geopolitical tensions in the Korean peninsula and other regions. Other concerns included the health of European banks, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and comments from key central bankers around the world about potentially raising interest rates.

After strengthening in 2017’s second and third quarters, the US economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The unemployment rate decreased from 4.7% in December 2016, as reported at the beginning of the 12-month period, to 4.1% at

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 18.

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period-end.2 Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, as reported at the beginning of the 12-month period, and while it varied over the 12-month period, remained unchanged at period-end.2 The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times during the period, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed confirmed that the monthly balance sheet reduction would increase from US$10 billion to US$20 billion beginning in January 2018.

In Europe, the UK’s economic growth moderated in 2017 compared to 2016, largely due to slower growth in the services sector. In November, the Bank of England raised its key policy rate 0.25%, its first increase in a decade. The eurozone’s growth accelerated in 2017’s second and third quarters, but moderated in the fourth quarter. However, the eurozone’s 2017 economic growth rate of 2.5% was the fastest in a decade.3 The bloc’s annual inflation rate, while low, ended higher than in December 2016. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s quarterly gross domestic product (GDP) grew for the seventh consecutive quarter, although third-quarter 2017 growth was lower than the previous quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew for the third consecutive quarter, although third-quarter 2017 growth slowed from the previous quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s GDP grew in 2017’s first three quarters compared to the prior-year periods, amid the Bank of Russia’s continued policy support. China’s GDP grew faster in 2017 than in 2016, supported by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, produced a substantial +37.75% total return during the period.1

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

2. Source: Bureau of Labor Statistics.

3. Source: Eurostat.

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What is meant by “hedge”? To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In 2017, an improving economic and political backdrop helped drive most equity markets higher. The positive performances were broad based, spanning across most regions and sectors, and complemented by minimal volatility. Global markets were aided by generally upbeat economic data, improved corporate earnings in the US, Europe and Japan, as well as improved industrial commodity prices, most notably crude oil. In addition, the most significant political risks identified by investors heading into 2017 failed to materialize.

In the US, markets began 2017 rallying as investors hoped that a Republican sweep of US elections in November 2016 would lead to a general loosening in regulations and tax reform, including lower corporate tax rates. Although the Trump administration’s policy agenda was hindered by political gridlock, efforts to loosen federal regulations yielded some results and tax reform legislation was finally passed in late December. Improving economic activity and corporate earnings appeared to be the most meaningful equity market catalysts during much of 2017. However, the modest level of economic growth and low interest rates pushed investors to keep favoring growth stocks. During the period, the Russell 1000® Growth Index generated a total return of +30.21%, while the Russell 1000® Value Index posted a total return of +13.66%.4 Within the Russell 1000® Growth Index, stocks with the largest weightings were technology firms that dominated the headlines: Apple,5 Alphabet (a.k.a. Google),5 Microsoft, Amazon.com5 and Facebook.5

European equity markets started 2017 slowly, but positive political events and improved economic data fueled strong performances during the period. Elections in Europe produced generally positive outcomes as far-right parties largely failed to gain political power in national elections. Investors were particularly encouraged by the presidential election outcome in France. The reform-minded, centrist candidate, Emmanuel Macron, won the French presidential election in May and quickly began to push his agenda, most notably labor decrees giving employers in France greater freedom in negotiating

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/17

% of Total Net Assets
Banks	10.2%
Oil, Gas & Consumable Fuels	8.5%
Media	7.9%
Insurance	7.8%
Pharmaceuticals	7.4%
Software	6.0%
Health Care Equipment & Supplies	4.4%
Tobacco	4.2%
Food & Staples Retailing	4.1%
Communications Equipment	2.8%

contracts directly with workers. Amid all the positive events, the UK remained the most significant outlier. In the UK, a June 2017 snap election resulting in no party having a majority in Parliament appeared to make a “hard Brexit,” in which the UK leaves the European Union (EU) in March 2019 without a negotiated deal, even more likely than before. Although the UK and EU appeared to make some progress late in the year, the snap election results left the Conservative Party in a precarious position and with the risk of another election in the near future.

As value investors, we seek to invest prudently in securities that we believe represent good value, but adjust our views accordingly as the world around us changes. The media industry is a recent example of this approach. The Top 10 Sectors/Industries table on this page lists media and other leading industries in which the Fund currently invests. The media industry became a significant area of investment interest in the latter stages of the year due to significant structural changes. Since the 1980s, most Americans received their TV entertainment as part of a bundle from a cable provider. Disparate networks were combined and sold as packages, with annual price increases justified by the inclusion of more networks. Consumers rarely had the option to unbundle cable packages and most markets had no direct competition. However, the growth of fixed and mobile broadband connectivity ushered in the opportunity to bypass traditional distributors through the delivery of film and TV content over the internet and the launch of direct-to-consumer offerings by TV networks. The growing popularity of new digital options has driven cable providers to roll out lower-priced packages

4. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

5. Not a Fund holding.

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with fewer channels. This evolution has begun to create winners and losers among networks and new opportunities for investors.

Pay TV subscription among US households peaked in 2009 at close to 100 million homes. Initially, the decline in subscribers was moderate, but has accelerated since 2015, reaching a pace of more than 2% per year in 2017. At first, media companies benefited from digital distribution by using it as an additional outlet for selling content. With the cannibalization of traditional platforms accelerating, media companies have begun to respond. The necessity for greater scale in content development and direct access to consumers is driving investment and merger decisions in the industry. From our standpoint, we are looking for networks with the most attractive content relative to the price they have been charging and may be able to charge in the future.

The Fund initiated a position in Walt Disney in the latter half of 2017. We believe Disney is well positioned to benefit from the evolution toward a more direct-to-consumer distribution model. In our view, Disney has one of the best intellectual property (IP) portfolios in all of media with a stable of globally recognized proprietary characters upon which to build a strong direct-to-consumer franchise. If Disney is successful in its bid to acquire the bulk of Twenty-First Century Fox’s5 content assets, the deal would further strengthen its IP portfolio and its content development scale. As it has done with its own IP, Disney would likely be able to leverage Fox’s content into attractions at its theme parks as well as consumer products. The acquisition would offer potential cost synergies that would likely offset some of the investments in the direct-to-consumer service. Under the leadership of chief executive officer Bob Iger, Disney has been effective in integrating acquired companies and navigating through a changing media landscape. Iger’s commitment to remain at the helm through 2021 strengthens our belief that the company should be able to execute on this opportunity.

Merger and acquisition activity remained healthy in 2017, although the pace of activity appeared to decelerate slightly compared to 2016 due to less favorable political and regulatory conditions in the US, the UK and China. In the US, several key regulatory agencies remain short of members, including the Federal Communications Commission and the Federal Trade Commission. Many large deals continued to wind their way through prolonged regulatory reviews, including Bayer’s5 acquisition of Monsanto, AT&T’s acquisition of Time Warner, and Twenty-First Century Fox’s offer for Sky.

Top 10 Equity Holdings
12/31/17

Company Sector/Industry, Country	% of Total Net Assets

Medtronic PLC	3.0%
Health Care Equipment & Supplies, US

Merck & Co. Inc.	2.8%
Pharmaceuticals, US

British American Tobacco PLC	2.6%
Tobacco, UK

Eli Lilly & Co.	2.5%
Pharmaceuticals, US

Microsoft Corp.	2.4%
Software, US

Royal Dutch Shell PLC	2.2%
Oil, Gas & Consumable Fuels, UK

Time Warner Inc.	2.2%
Media, US

Novartis AG	2.1%
Pharmaceuticals, Switzerland

Cisco Systems Inc.	2.0%
Communications Equipment, US

American International Group Inc.	2.0%
Insurance, US

Credit spreads narrowed in 2017 for higher quality and high yield credit, albeit with some minor bouts of volatility. The broad-based decrease in yield differentials between bonds with the same maturity but different credit quality provided the Fund with the opportunity to exit a number of opportunities that presented themselves in early 2016, including several bond offerings related to leveraged acquisitions, as prices improved, yield premium over Treasuries shrank, and the risk-adjusted returns were no longer mispriced. As the year progressed and investors became more willing buyers of credit, mispriced risk became more difficult to find, in our opinion. In times when the credit markets fluctuate and value is difficult to identify, we believe our industry specific expertise, deep fundamental analysis with a focus on cash flow, and intensive credit and covenant review combine seamlessly and provide us with different ways of looking at the same ideas others may disregard.

Fund Performance

Turning to Fund performance, top positive contributors included multinational software company Microsoft, construction and mining equipment manufacturer Caterpillar and South Korea-based Samsung Electronics. Microsoft is listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

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Microsoft continued to reap the rewards of its rapidly growing cloud business and from shifting Microsoft Office software clients to its subscription-based services. Microsoft reported solid quarterly results, including an improvement in operating margins and upward guidance to 2018 operating margins. Microsoft also announced a reorganization of its commercial field sales teams in July 2017 as part of its increased focus on cloud computing.

Caterpillar raised its 2017 revenue and earnings guidance on multiple occasions during the year as demand generally improved across all of its divisions. Improved global economic conditions and a rebound in Chinese construction activity were significant catalysts for the increased demand. In September, Caterpillar’s new chief executive officer, Jim Umpleby, hosted an investor day at which he outlined his vision for the company. In particular, the company highlighted significant new growth opportunities in each of its business units, as well as margin targets that exceeded analyst expectations.

Samsung Electronics is a low cost provider of dynamic random-access memory and flash memory products, smartphones, consumer electronics and other goods. For investors, Samsung’s solid operating results outweighed both the conviction of Samsung vice chairman Jay Y. Lee for his involvement in a government bribery scandal and escalating tensions between North Korea and the international community. Samsung reported strong sales in its core businesses, including memory chips and OLED (organic light-emitting diode) displays. Sales of its newest generation of smartphones during 2017 exceeded market expectations. Shareholder-friendly actions also boosted shares of Samsung, including a plan to cancel existing treasury shares held by the company and the announcement of significant dividend increases in 2017 and 2018.

During the period under review, Fund investments that detracted from performance included US-based energy services company Baker Hughes, Israel-based pharmaceutical services provider Teva Pharmaceuticals6 and US-based industrials company General Electric (GE).

Baker Hughes is an energy services company, majority owned by GE following the completed merger between Baker Hughes and GE’s oil-and-gas business in July 2017. Baker Hughes’ stock price slid lower in 2017 as the environment for long-cycle oil field service projects remained challenging and the newly combined company posted weaker-than-expected operating results. Toward year-end, we saw reasons for optimism as oil prices gained and Baker Hughes announced a $3 billion share repurchase program.

Teva Pharmaceutical Industries experienced a challenging year. In January 2017, Teva provided lower earnings guidance and a US federal court invalidated four patents for the company’s top-selling multiple sclerosis drug Copaxone. The resignations of Teva’s chief executive officer (CEO) and chief financial officer in the first half of 2017 further hindered Teva’s stock price. In the second half of the year, weak operating results, a dividend cut and a debt rating downgrade escalated investor concerns.

The stock price of GE, an industrials company with a wide range of business units, declined as investors became more discouraged about the company’s poor cash flow generation, significantly underfunded pension liability, bloated cost structure, and increased competition and overcapacity in the power market. Intensifying pressure by activist investors led to chief executive officer (CEO) Jeffrey Immelt’s resignation in June 2017 and the promotion of John Flannery to CEO. However, GE’s stock price continued to slide after the company lowered its 2017 earnings guidance in October, which heightened investor concerns about a potential dividend cut. A dividend cut of 50%, larger than most investors had speculated, was announced in November, along with the incoming CEO’s plan for portfolio optimization and significant cost reductions. These negative events have not altered our view that GE has well-positioned businesses. If GE delivers on its plan to improve free cash flow generation and reduce overhead expenses, we believe there is upside potential for its stock price.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-US dollar investments. The currency forwards and futures had a negative impact on the Fund’s performance because of the depreciation of the US dollar versus the hedged currencies.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

6. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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What is a future?

A future is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Shares Fund. We look forward to continuing to serve your investment needs.

Peter A. Langerman Co-Portfolio Manager

F. David Segal, CFA Co-Portfolio Manager

Debbie A. Turner, CFA Assistant Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

Peter Langerman has been portfolio manager for Franklin Mutual Shares Fund since 2005. He has been portfolio manager of Franklin Mutual Global Discovery Fund since 2009. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Franklin Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

F. David Segal has been portfolio manager for Franklin Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999 to 2002.

Debbie Turner has been assistant portfolio manager for Franklin Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Fund’s former manager.

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Performance Summary as of December 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
1-Year	+8.49%	+8.49%
5-Year	+66.69%	+10.76%
10-Year	+68.14%	+5.33%

A
1-Year	+8.21%	+1.97%
5-Year	+64.44%	+9.16%
10-Year	+63.38%	+4.41%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class Z (1/1/08–12/31/17)

Class A (1/1/08–12/31/17)

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/17–12/31/17)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

Z	$0.6778	$0.0599	$1.2339	$1.9716

A	$0.6070	$0.0599	$1.2339	$1.9008

C	$0.3726	$0.0599	$1.2339	$1.6664

R	$0.5260	$0.0599	$1.2339	$1.8198

R6	$0.7183	$0.0599	$1.2339	$2.0121

Total Annual Operating Expenses4

Share Class
Z	0.80%
A	1.05%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total US equity market performance.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1]	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1]	Annualized Expense Ratio
Z	$1,000	$1,028.80	$4.04	$1,021.22	$4.02	0.79%
A	$1,000	$1,027.30	$5.31	$1,019.96	$5.30	1.04%
C	$1,000	$1,023.40	$9.13	$1,016.18	$9.10	1.79%
R	$1,000	$1,026.10	$6.59	$1,018.70	$6.56	1.29%
R6	$1,000	$1,029.20	$3.48	$1,021.78	$3.47	0.68%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

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Financial Highlights

	Year Ended December 31,
	2017	2016	2015	2014	2013

Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$28.22	$26.00	$29.52	$28.34	$22.48
Income from investment operations[a]:
Net investment income[b]	0.65[c]	0.63[d]	0.54	0.78[e]	0.47
Net realized and unrealized gains (losses)	1.73	3.48	(1.71)	1.38	5.83
Total from investment operations	2.38	4.11	(1.17)	2.16	6.30
Less distributions from:
Net investment income	(0.68)	(0.64)	(0.59)	(0.98)	(0.44)
Net realized gains	(1.29)	(1.25)	(1.76)	—	—
Total distributions	(1.97)	(1.89)	(2.35)	(0.98)	(0.44)
Net asset value, end of year	$28.63	$28.22	$26.00	$29.52	$28.34

Total return	8.49%	15.88%	(3.81)%	7.60%	28.10%

Ratios to average net assets
Expenses[f,g]	0.78%	0.80%[h]	0.81%[h]	0.80%	0.79%
Expenses incurred in connection with securities sold short	—%	0.01%	0.02%	0.03%	—%[i]
Net investment income	2.23%[c]	2.33%[d]	1.82%	2.67%[e]	1.85%

Supplemental data
Net assets, end of year (000’s)	$6,229,996	$7,681,881	$6,770,056	$7,363,765	$7,025,908
Portfolio turnover rate	18.15%	20.56%	19.99%	19.24%	24.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.96%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.66%.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	13

FRANKLIN MUTUAL SHARES FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016	2015	2014	2013

Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$27.97	$25.78	$29.29	$28.12	$22.32
Income from investment operations[a]:
Net investment income[b]	0.58[c]	0.56[d]	0.45	0.69[e]	0.40
Net realized and unrealized gains (losses)	1.70	3.45	(1.69)	1.37	5.76
Total from investment operations	2.28	4.01	(1.24)	2.06	6.16
Less distributions from:
Net investment income	(0.61)	(0.57)	(0.51)	(0.89)	(0.36)
Net realized gains	(1.29)	(1.25)	(1.76)	—	—
Total distributions	(1.90)	(1.82)	(2.27)	(0.89)	(0.36)
Net asset value, end of year	$28.35	$27.97	$25.78	$29.29	$28.12

Total return[f]	8.21%	15.61%	(4.10)%	7.30%	27.74%

Ratios to average net assets
Expenses[g,h]	1.03%	1.05%[i]	1.09%[i]	1.10%	1.09%
Expenses incurred in connection with securities sold short	—%	0.01%	0.02%	0.03%	—%[j]
Net investment income	1.98%[c]	2.08%[d]	1.54%	2.37%[e]	1.55%

Supplemental data
Net assets, end of year (000’s)	$4,386,829	$4,737,576	$4,819,868	$5,392,130	$5,477,733
Portfolio turnover rate	18.15%	20.56%	19.99%	19.24%	24.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.71%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.36%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$27.68	$25.54	$29.02	$27.88	$22.13

Income from investment operations[a]:

Net investment income[b]	0.35[c]	0.35[d]	0.24	0.48[e]	0.22

Net realized and unrealized gains (losses)	1.67	3.40	(1.67)	1.34	5.71

Total from investment operations	2.02	3.75	(1.43)	1.82	5.93

Less distributions from:

Net investment income	(0.37)	(0.36)	(0.29)	(0.68)	(0.18)

Net realized gains	(1.29)	(1.25)	(1.76)	—	—

Total distributions	(1.66)	(1.61)	(2.05)	(0.68)	(0.18)

Net asset value, end of year	$28.04	$27.68	$25.54	$29.02	$27.88

Total return[f]	7.37%	14.77%	(4.79)%	6.56%	26.82%

Ratios to average net assets

Expenses[g,h]	1.78%	1.80%[i]	1.81%[i]	1.80%	1.79%

Expenses incurred in connection with securities sold short	—%	0.01%	0.02%	0.03%	—%[j]

Net investment income	1.23%[c]	1.33%[d]	0.82%	1.67%[e]	0.85%

Supplemental data

Net assets, end of year (000’s)	$995,665	$1,114,760	$1,101,302	$1,240,845	$1,236,603

Portfolio turnover rate	18.15%	20.56%	19.99%	19.24%	24.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.69%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.96%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.66%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	15

FRANKLIN MUTUAL SHARES FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$27.83	$25.66	$29.14	$27.98	$22.20

Income from investment operations[a]:

Net investment income[b]	0.50[c]	0.49[d]	0.38	0.64[e]	0.34

Net realized and unrealized gains (losses)	1.70	3.42	(1.67)	1.34	5.73

Total from investment operations	2.20	3.91	(1.29)	1.98	6.07

Less distributions from:

Net investment income	(0.53)	(0.49)	(0.43)	(0.82)	(0.29)

Net realized gains	(1.29)	(1.25)	(1.76)	—	—

Total distributions	(1.82)	(1.74)	(2.19)	(0.82)	(0.29)

Net asset value, end of year	$28.21	$27.83	$25.66	$29.14	$27.98

Total return	7.96%	15.31%	(4.32)%	7.10%	27.47%

Ratios to average net assets

Expenses[f,g]	1.28%	1.30%[h]	1.31%[h]	1.30%	1.29%

Expenses incurred in connection with securities sold short	—%	0.01%	0.02%	0.03%	—%[i]

Net investment income	1.73%[c]	1.83%[d]	1.32%	2.17%[e]	1.35%

Supplemental data

Net assets, end of year (000’s)	$107,660	$123,013	$134,050	$172,938	$192,658

Portfolio turnover rate	18.15%	20.56%	19.99%	19.24%	24.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.19%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.46%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.16%.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016	2015	2014	2013[a]
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$28.21	$25.98	$29.51	$28.33	$24.91

Income from investment operations[b]:

Net investment income[c]	0.70[d]	0.66[e]	0.57	0.82[f]	0.38

Net realized and unrealized gains (losses)	1.71	3.49	(1.71)	1.37	3.51

Total from investment operations	2.41	4.15	(1.14)	2.19	3.89

Less distributions from:

Net investment income	(0.72)	(0.67)	(0.63)	(1.01)	(0.47)

Net realized gains	(1.29)	(1.25)	(1.76)	—	—

Total distributions	(2.01)	(1.92)	(2.39)	(1.01)	(0.47)

Net asset value, end of year	$28.61	$28.21	$25.98	$29.51	$28.33

Total return[g]	8.61%	16.05%	(3.71)%	7.72%	15.70%

Ratios to average net assets[h]

Expenses[i,j]	0.67%	0.68%[k]	0.69%[k]	0.69%	0.67%

Expenses incurred in connection with securities sold short	—%	0.01%	0.02%	0.03%	—%[l]

Net investment income	2.34%[d]	2.45%[e]	1.94%	2.78%[f]	1.97%

Supplemental data

Net assets, end of year (000’s)	$3,741,430	$1,896,497	$1,923,466	$2,249,991	$2,221,889

Portfolio turnover rate	18.15%	20.56%	19.99%	19.24%	24.29%

aFor the period May 1, 2013 (effective date) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.

eNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.08%.

fNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.77%.

gTotal return is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

jBenefit of expense reduction rounds to less than 0.01%.

kBenefit of waiver and payments by affiliates rounds to less than 0.01%.

lRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	17

FRANKLIN MUTUAL SHARES FUND

Statement of Investments, December 31, 2017

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests 91.0%
	Aerospace & Defense 0.1%
	BAE Systems PLC	United Kingdom	1,122,145	$8,683,246

	Auto Components 0.8%
	The Goodyear Tire & Rubber Co.	United States	2,382,274	76,971,273
[a,b,c,d]	International Automotive Components Group Brazil LLC	Brazil	7,234,813	248,046
[a,b,c,d]	International Automotive Components Group North America LLC	United States	63,079,866	41,555,438

				118,774,757

	Automobiles 1.2%
	General Motors Co	United States	4,507,470	184,761,195

	Banks 10.2%
	Barclays PLC	United Kingdom	38,190,870	104,748,543
	CIT Group Inc.	United States	2,759,673	135,858,702
	Citigroup Inc.	United States	3,362,406	250,196,630
	Citizens Financial Group Inc.	United States	6,757,671	283,687,029
	Columbia Banking System Inc.	United States	88,096	3,826,890
[a]	FCB Financial Holdings Inc., A	United States	1,647,570	83,696,556
	Guaranty Bancorp	United States	1,146,366	31,697,020
	JPMorgan Chase & Co.	United States	2,748,790	293,955,603
	PNC Financial Services Group Inc.	United States	1,361,933	196,513,312
	State Bank Financial Corp.	United States	1,467,000	43,775,280
	Wells Fargo & Co.	United States	2,531,930	153,612,193

				1,581,567,758

	Beverages 0.9%
	PepsiCo Inc.	United States	1,185,449	142,159,044

	Building Products 0.7%
	Johnson Controls International PLC	United States	2,901,100	110,560,921

	Chemicals 1.1%
[a,c,e]	Dow Corning Corp., Contingent Distribution	United States	12,630,547	—
	Monsanto Co.	United States	1,483,490	173,241,962

				173,241,962

	Communications Equipment 2.8%
	Cisco Systems Inc.	United States	8,126,460	311,243,418
	Nokia OYJ, A.	Finland	13,670,039	63,866,716
	Nokia OYJ, ADR	Finland	10,897,776	50,783,636

				425,893,770

	Construction & Engineering 0.6%
	Fluor Corp.	United States	1,928,727	99,618,750

	Construction Materials 0.7%
	LafargeHolcim Ltd., B.	Switzerland	1,946,175	109,757,599

	Consumer Finance 1.7%
	Ally Financial Inc.	United States	3,254,500	94,901,220
	Capital One Financial Corp.	United States	1,609,205	160,244,634

				255,145,854

	Containers & Packaging 2.2%
	International Paper Co.	United States	3,276,637	189,848,348
	WestRock Co.	United States	2,383,939	150,688,784

				340,537,132

18	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services 1.1%
	Voya Financial Inc.	United States	3,413,030	$168,842,594

	Diversified Telecommunication Services 0.7%
	Koninklijke KPN NV	Netherlands	30,410,640	106,103,288

	Electric Utilities 0.5%
	PG&E Corp.	United States	1,822,271	81,692,409

	Electrical Equipment 1.3%
[a]	Sensata Technologies Holding NV	United States	4,067,870	207,908,836

	Energy Equipment & Services 0.7%
	Baker Hughes a GE Co., A	United States	3,663,252	115,905,293
[a]	GulfMark Offshore Inc.	United States	464	13,219
[a]	GulfMark Offshore Inc., wts., 11/14/24	United States	5,020	3,615

				115,922,127

	Equity Real Estate Investment Trusts (REITs) 2.0%
[b]	Alexander’s Inc.	United States	326,675	129,314,299
	JBG SMITH Properties.	United States	719,061	24,972,988
	Vornado Realty Trust	United States	2,036,522	159,215,290

				313,502,577

	Food & Staples Retailing 4.1%
	CVS Health Corp.	United States	3,015,915	218,653,837
	The Kroger Co.	United States	8,225,486	225,789,591
[a]	Rite Aid Corp.	United States	8,729,840	17,197,785
	Walgreens Boots Alliance Inc.	United States	2,283,129	165,800,828

				627,442,041

	Health Care Equipment & Supplies 4.4%
	Medtronic PLC	United States	5,756,394	464,828,815
	Stryker Corp.	United States	1,438,552	222,745,392

				687,574,207

	Hotels, Restaurants & Leisure 0.1%
[a]	Caesars Entertainment Corp.	United States	631,368	7,986,805

	Household Products 0.6%
	Energizer Holdings Inc.	United States	1,787,933	85,785,025

	Independent Power & Renewable Electricity Producers 0.6%
[a]	Vistra Energy Corp.	United States	4,927,428	90,270,481

	Industrial Conglomerates 1.4%
	General Electric Co.	United States	12,824,100	223,780,545

	Insurance 7.8%
[a]	Alleghany Corp.	United States	377,389	224,957,809
	American International Group Inc.	United States	5,079,039	302,609,144
[a]	Brighthouse Financial Inc.	United States	322,902	18,934,973
	Chubb Ltd.	United States	1,169,358	170,878,284
	The Hartford Financial Services Group Inc.	United States	2,286,099	128,661,652
	MetLife Inc.	United States	3,551,930	179,585,581
	XL Group Ltd.	Bermuda	5,164,055	181,568,174

				1,207,195,617

franklintempleton.com	Annual Report	19

FRANKLIN MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	IT Services 1.8%
	Cognizant Technology Solutions Corp., A	United States	2,992,250	$212,509,595
	DXC Technology Co.	United States	643,537	61,071,661

				273,581,256

	Machinery 1.9%
	Caterpillar Inc.	United States	1,058,961	166,871,074
	CNH Industrial NV	United Kingdom	4,351,332	58,315,537
	CNH Industrial NV, special voting	United Kingdom	5,296,616	70,984,012

				296,170,623

	Media 7.9%
[a]	Charter Communications Inc., A	United States	865,529	290,783,123
[a]	DISH Network Corp., A.	United States	2,879,437	137,493,117
	Sky PLC	United Kingdom	12,335,183	168,579,447
	Time Warner Inc.	United States	3,673,058	335,974,615
	The Walt Disney Co.	United States	2,716,200	292,018,662

				1,224,848,964

	Metals & Mining 0.9%
	thyssenkrupp AG	Germany	3,973,743	115,449,785
	Warrior Met Coal Inc.	United States	1,156,279	29,080,417

				144,530,202

	Oil, Gas & Consumable Fuels 8.5%
	Anadarko Petroleum Corp.	United States	3,948,180	211,780,375
	BP PLC.	United Kingdom	15,851,497	111,892,583
	Kinder Morgan Inc.	United States	11,533,040	208,402,033
	Marathon Oil Corp.	United States	10,059,014	170,299,107
	Plains All American Pipeline LP	United States	3,862,400	79,719,936
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	6,445,120	214,857,387
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	3,716,893	124,483,060
	The Williams Cos. Inc.	United States	6,351,184	193,647,600

				1,315,082,081

	Pharmaceuticals 7.4%
	Eli Lilly & Co.	United States	4,632,255	391,240,257
	Merck & Co. Inc.	United States	7,597,210	427,495,007
	Novartis AG, ADR	Switzerland	3,798,680	318,937,173

				1,137,672,437

	Professional Services 1.0%
	RELX PLC	United Kingdom	6,306,172	148,096,198

	Real Estate Management & Development 0.1%
[a]	VICI Properties Inc.	United States	768,407	15,752,343

	Software 6.0%
[a]	Avaya Holdings Corp.	United States	3,089,269	54,216,671
[a,c]	Avaya Holdings Corp., wts., 12/15/22	United States	276,741	470,762
	CA Inc.	United States	5,174,940	172,222,003
[a]	Dell Technologies Inc., V	United States	720,878	58,592,964
	Microsoft Corp.	United States	4,372,085	373,988,151
	Symantec Corp.	United States	9,445,251	265,033,743

				924,524,294

20	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Technology Hardware, Storage & Peripherals 2.4%
	Hewlett Packard Enterprise Co.	United States	7,491,354	$107,575,843
	Samsung Electronics Co. Ltd.	South Korea	110,421	263,593,122

				371,168,965

	Tobacco 4.2%
	Altria Group Inc.	United States	2,351,460	167,917,758
	British American Tobacco PLC	United Kingdom	4,377,848	296,667,417
	British American Tobacco PLC, ADR	United Kingdom	1,655,688	110,914,539
	Imperial Brands PLC.	United Kingdom	1,751,865	74,901,422

				650,401,136

	Wireless Telecommunication Services 0.6%
	Vodafone Group PLC	United Kingdom	29,287,025	92,944,059

	Total Common Stocks and Other Equity Interests (Cost $10,097,009,237)			14,069,481,098

	Management Investment Companies (Cost $78,163,804) 0.5%
	Diversified Financial Services 0.5%
[a]	Altaba Inc.	United States	1,192,700	83,310,095

			Principal Amount
	Corporate Notes and Senior Floating Rate Interests 2.5%
[f,g]	Belk Inc., Closing Date Term Loan, 6.099%, (LIBOR + 4.75%), 12/12/22	United States	$20,592,390	16,907,217
[f,g]	Cumulus Media Holdings Inc., Term Loans, 4.82%, (LIBOR + 3.25%), 12/23/20	United States	56,795,526	49,057,136
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	82,365,000	62,494,444
	senior note, 11.00%, 9/15/25	United States	93,006,000	68,824,440
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	74,295,000	55,535,512
	[f,g] Tranche D Term Loan, 8.443%, (LIBOR + 6.75%), 1/30/19	United States	94,620,527	71,399,041
	[f,g] Tranche E Term Loan, 9.193%, (LIBOR + 7.50%), 7/30/19	United States	30,412,812	22,872,959
[f,g]	Toys R US-Delaware Inc., (DIP), 10.319%, (LIBOR + 8.75%), 1/18/19	United States	42,205,955	43,261,104

	Total Corporate Notes and Senior Floating Rate Interests (Cost $459,329,743)			390,351,853

	Corporate Notes and Senior Floating Rate Interests in Reorganization 0.3%
[c,d,h]	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	19,594	—
[f,g,h]	Toys R US-Delaware Inc., Term B-4 Loan, 6.125%, (LIBOR + 3.875%), 4/24/20	United States	77,193,103	38,210,586

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $73,753,961)			38,210,586

			Shares
	Companies in Liquidation 0.1%
[a,c,e]	Avaya Holdings Corp., Contingent Distribution	United States	67,859,000	—
[a,c,e]	Avaya Inc., Contingent Distribution	United States	131,491,378	—
[a,b,c,d]	CB FIM Coinvestors LLC	United States	43,105,703	—
[a,c,d]	FIM Coinvestor Holdings I, LLC	United States	53,924,666	—

franklintempleton.com	Annual Report	21

FRANKLIN MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS

		Country	Shares	Value

	Companies in Liquidation (continued)
[a,i]	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	420,480,670	$9,334,671
[a,c,e]	Tribune Media, Litigation Trust, Contingent Distribution	United States	1,006,784	—
[a,c,e]	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	292,849,556	3,397,055
[a]	Vistra Energy Corp., Litigation Trust, TRA	United States	4,927,428	4,311,499

	Total Companies in Liquidation (Cost $52,431,683)			17,043,225

	Total Investments before Short Term Investments (Cost $10,760,688,428)			14,598,396,857

			Principal Amount
	Short Term Investments 5.5%
	U.S. Government and Agency Securities 5.5%
[j]	FHLB, 1/02/18	United States	$4,300,000	4,300,000
[j]	U.S. Treasury Bill,
	1/02/18 - 5/03/18	United States	745,530,000	744,121,767
	[k]4/19/18 - 5/10/18	United States	100,000,000	99,540,986

	Total U.S. Government and Agency Securities (Cost $848,114,229)			847,962,753

	Total Investments (Cost $11,608,802,657) 99.9%			15,446,359,610
	Securities Sold Short (0.6)%			(95,444,797)
	Other Assets, less Liabilities 0.7%			110,664,825

	Net Assets 100.0%			$15,461,579,638

			Shares
[l]	Securities Sold Short (0.6)%
	Common Stocks (0.6)%
	Diversified Telecommunication Services (0.1)%
	AT&T Inc.	United States	550,622	(21,408,183)

	Internet Software & Services (0.5)%
	Alibaba Group Holding Ltd., ADR	China	429,372	(74,036,614)

	Total Securities Sold Short (Proceeds $96,405,190)			$(95,444,797)

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FRANKLIN MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS

aNon-income producing.

bSee Note 11 regarding holdings of 5% voting securities.

cFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

dSee Note 9 regarding restricted securities.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

fThe coupon rate shown represents the rate at period end.

gSee Note 1(e) regarding senior floating rate interests.

hSee Note 8 regarding credit risk and defaulted securities.

iBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent the amount of allowed unsecured claims.

jThe security was issued on a discount basis with no stated coupon rate.

kA portion or all of the security has been segregated as collateral for securities sold short and open forward exchange contracts. At December 31, 2017, the aggregate value of these securities pledged amounted to $74,221,903, representing 0.5% of net assets.

lSee Note 1(d) regarding securities sold short.

At December 31, 2017, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	1,549	$233,811,869	3/19/18	$(4,168,699)
GBP/USD	Short	3,891	329,689,294	3/19/18	(2,334,760)

Total Futures Contracts					$(6,503,459)

*As of period end.

At December 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA	Buy	3,461,170	$4,087,056	1/12/18	$69,324	$—
Euro	HSBK	Buy	4,744,587	5,608,762	1/12/18	88,822	—
Euro	HSBK	Sell	29,348,872	33,790,694	1/12/18	—	(1,453,184)
Euro	SSBT	Sell	1,521,428	1,763,251	1/12/18	—	(63,770)
Euro	UBSW	Sell	30,509,230	35,118,092	1/12/18	—	(1,519,214)
British Pound	BONY	Sell	3,616,066	4,676,337	1/16/18	—	(210,101)
British Pound	SSBT	Sell	1,787,109	2,338,893	1/16/18	—	(76,050)
British Pound	UBSW	Sell	3,616,046	4,671,931	1/16/18	—	(214,479)
Euro	HSBK	Sell	36,507,824	42,912,757	1/26/18	—	(966,773)
Euro	UBSW	Sell	36,507,825	42,908,742	1/26/18	—	(970,789)
South Korean Won	HSBK	Buy	25,759,750,664	23,653,255	2/09/18	496,661	—
South Korean Won	HSBK	Sell	76,804,255,977	68,376,863	2/09/18	—	(3,627,577)
South Korean Won	UBSW	Sell	58,884,911,177	52,515,469	2/09/18	—	(2,689,480)
British Pound	BONY	Sell	4,492,042	5,873,605	2/14/18	—	(202,056)
British Pound	HSBK	Sell	23,479,061	31,206,020	2/14/18	—	(550,325)

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FRANKLIN MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
British Pound	UBSW	Sell	4,492,041	$5,873,591	2/14/18	$—	$(202,070)
Euro	BONY	Sell	19,323,179	22,836,732	2/20/18	—	(420,432)
Euro	SSBT	Sell	19,323,179	22,832,268	2/20/18	—	(424,895)
Euro	HSBK	Sell	17,330,559	20,532,900	4/10/18	—	(392,280)
Euro	UBSW	Sell	17,330,559	20,536,539	4/10/18	—	(388,641)
Euro	BOFA	Sell	9,350,050	11,154,750	4/18/18	—	(140,679)
Euro	SSBT	Sell	9,350,050	11,154,469	4/18/18	—	(140,960)
Euro	UBSW	Sell	9,350,050	11,156,386	4/18/18	—	(139,043)
British Pound	BOFA	Sell	109,616,137	145,362,940	4/24/18	—	(3,260,233)
British Pound	UBSW	Sell	80,692,824	106,848,759	4/24/18	—	(2,558,705)
Euro	BOFA	Sell	516,406	606,129	5/07/18	—	(18,514)
Euro	HSBK	Sell	15,677,300	18,501,519	5/07/18	—	(461,697)
Euro	UBSW	Sell	15,677,300	18,498,195	5/07/18	—	(465,021)
South Korean Won	HSBK	Sell	105,695,642,489	94,124,776	5/11/18	—	(5,070,490)
South Korean Won	UBSW	Sell	64,126,544,521	57,193,331	5/11/18	—	(2,989,375)
Euro	BOFA	Sell	31,164,010	37,138,774	5/21/18	—	(592,475)
Euro	HSBK	Sell	1,260,000	1,527,545	5/21/18	2,023	—
Euro	UBSW	Sell	31,164,009	37,132,540	5/21/18	—	(598,708)
British Pound	BOFA	Sell	13,051,218	17,567,462	5/24/18	—	(147,441)
British Pound	HSBK	Sell	780,341	1,060,179	5/24/18	993	—
British Pound	HSBK	Sell	10,553,820	14,185,022	5/24/18	—	(140,069)
British Pound	SSBT	Sell	72,099,408	96,161,503	5/24/18	—	(1,701,698)

Total Forward Exchange Contracts						$657,823	$(32,797,224)

Net unrealized appreciation (depreciation)							$(32,139,401)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page 41.

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FRANKLIN MUTUAL SHARES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$11,539,623,754
Cost - Non-controlled affiliates (Note 11)	69,178,903

Value - Unaffiliated issuers	$15,275,241,827
Value - Non-controlled affiliates (Note 11)	171,117,783
Cash	2,983,341
Foreign currency, at value (cost $7,084,718)	7,111,113
Receivables:
Investment securities sold	10,307,930
Capital shares sold	7,918,047
Dividends and interest	33,552,123
European Union tax reclaims	5,715,475
Deposits with brokers for:
Securities sold short	97,671,827
Futures contracts	10,737,480
Unrealized appreciation on OTC forward exchange contracts	657,823
Other assets	1,822

Total assets	15,623,016,591

Liabilities:
Payables:
Capital shares redeemed	14,380,239
Management fees	8,454,955
Distribution fees	3,575,944
Transfer agent fees	2,131,354
Trustees’ fees and expenses	739,370
Variation margin on futures contracts	3,213,512
Securities sold short, at value (proceeds $96,405,190)	95,444,797
Unrealized depreciation on OTC forward exchange contracts	32,797,224
Accrued expenses and other liabilities	699,558

Total liabilities	161,436,953

Net assets, at value	$15,461,579,638

Net assets consist of:
Paid-in capital	$11,655,882,575
Undistributed net investment income	2,054,424
Net unrealized appreciation (depreciation)	3,800,152,990
Accumulated net realized gain (loss)	3,489,649

Net assets, at value	$15,461,579,638

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FRANKLIN MUTUAL SHARES FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2017

Class Z:
Net assets, at value	$6,229,996,034

Shares outstanding	217,608,562

Net asset value and maximum offering price per share	$28.63

Class A:
Net assets, at value	$4,386,829,076

Shares outstanding	154,736,261

Net asset value per share[a]	$28.35

Maximum offering price per share (net asset value per share ÷ 94.25%)	$30.08

Class C:
Net assets, at value	$995,664,589

Shares outstanding	35,503,033

Net asset value and maximum offering price per share[a]	$28.04

Class R:
Net assets, at value	$107,659,584

Shares outstanding	3,816,362

Net asset value and maximum offering price per share	$28.21

Class R6:
Net assets, at value	$3,741,430,355

Shares outstanding	130,782,011

Net asset value and maximum offering price per share	$28.61

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL SHARES FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$388,806,643
Non-controlled affiliates (Note 11)	6,528,380
Interest:
Unaffiliated issuers	75,431,662
Other income (Note 1f)	1,148,425

Total investment income	471,915,110

Expenses:
Management fees (Note 3a)	101,321,939
Distribution fees: (Note 3c)
Class A	11,498,862
Class C	10,655,171
Class R	582,910
Transfer agent fees: (Note 3e)
Class Z	8,726,204
Class A	5,196,408
Class C	1,203,857
Class R	132,036
Class R6	121,269
Custodian fees (Note 4)	396,486
Reports to shareholders	761,735
Registration and filing fees	225,457
Professional fees	969,353
Trustees’ fees and expenses	483,137
Other	307,417

Total expenses	142,582,241
Expense reductions (Note 4)	(33,395)

Net expenses	142,548,846

Net investment income	329,366,264

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	390,638,973
Non-controlled affiliates (Note 11)	247,989,930
Foreign currency transactions	2,198,840
Forward exchange contracts	(38,370,101)
Futures contracts	(35,950,853)
Securities sold short	(1,211,075)

Net realized gain (loss)	565,295,714

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	685,759,756
Non-controlled affiliates (Note 11)	(238,547,821)
Translation of other assets and liabilities denominated in foreign currencies	751,000
Forward exchange contracts	(72,989,757)
Futures contracts	(14,221,830)
Securities sold short	671,262

Net change in unrealized appreciation (depreciation)	361,422,610

Net realized and unrealized gain (loss)	926,718,324

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FRANKLIN MUTUAL SHARES FUND

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the year ended December 31, 2017

Net increase (decrease) in net assets resulting from operations	$1,256,084,588

*Foreign taxes withheld on dividends	$7,988,005

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FRANKLIN MUTUAL SHARES FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$329,366,264	$323,716,322
Net realized gain (loss)	565,295,714	721,946,200
Net change in unrealized appreciation (depreciation)	361,422,610	1,146,276,539

Net increase (decrease) in net assets resulting from operations	1,256,084,588	2,191,939,061

Distributions to shareholders from:
Net investment income:
Class Z	(143,391,184)	(167,480,237)
Class A	(90,135,244)	(92,382,149)
Class C	(12,762,513)	(14,151,029)
Class R	(1,950,214)	(2,106,830)
Class R6	(87,386,307)	(43,103,381)
Net realized gains:
Class Z	(296,748,998)	(326,344,607)
Class A	(194,072,656)	(206,689,642)
Class C	(44,764,663)	(48,998,625)
Class R	(4,865,346)	(5,470,579)
Class R6	(134,490,114)	(81,063,435)

Total distributions to shareholders	(1,010,567,239)	(987,790,514)

Capital share transactions: (Note 2)
Class Z	(1,618,916,627)	336,119,152
Class A	(431,662,396)	(462,728,047)
Class C	(138,671,413)	(71,596,143)
Class R	(17,540,464)	(21,431,476)
Class R6	1,869,126,723	(179,527,859)

Total capital share transactions	(337,664,177)	(399,164,373)

Net increase (decrease) in net assets	(92,146,828)	804,984,174
Net assets:
Beginning of year	15,553,726,466	14,748,742,292

End of year	$15,461,579,638	$15,553,726,466

Undistributed net investment income included in net assets:
End of year	$2,054,424	$—

Distributions in excess of net investment income included in net assets:
End of year	$—	$(14,961,309)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	29

FRANKLIN MUTUALSHARES FUND

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions,

franklintempleton.com	Annual Report	31

FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting

Policies (continued)

c.  Derivative Financial Instruments (continued)

including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2017, the Fund had OTC derivatives in a net liability position of $32,139,401 and the aggregate value of collateral pledged for such contracts was $27,578,600.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting

Policies (continued)

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	23,691,795	$696,267,462	32,376,662	$873,776,950
Shares issued in reinvestment of distributions	13,747,109	395,547,594	15,952,237	451,923,049
Shares redeemed	(92,023,346)	(2,710,731,683)	(36,561,397)	(989,580,847)

Net increase (decrease)	(54,584,442)	$(1,618,916,627)	11,767,502	$336,119,152

Class A Shares:
Shares sold	17,964,808	$522,017,079	11,507,397	$308,371,612
Shares issued in reinvestment of distributions	9,145,140	260,399,623	9,838,985	276,122,225
Shares redeemed	(41,761,357)	(1,214,079,098)	(38,936,274)	(1,047,221,884)

Net increase (decrease)	(14,651,409)	$(431,662,396)	(17,589,892)	$(462,728,047)

Class C Shares:
Shares sold	2,533,117	$72,481,356	2,625,989	$69,812,879
Shares issued in reinvestment of distributions	2,024,489	56,971,259	2,168,641	60,145,452
Shares redeemed	(9,333,970)	(268,124,028)	(7,636,941)	(201,554,474)

Net increase (decrease)	(4,776,364)	$(138,671,413)	(2,842,311)	$(71,596,143)

Class R Shares:
Shares sold	622,054	$17,981,440	580,804	$15,418,202
Shares issued in reinvestment of distributions	239,266	6,777,153	270,055	7,536,986
Shares redeemed	(1,464,599)	(42,299,057)	(1,655,748)	(44,386,664)

Net increase (decrease)	(603,279)	$(17,540,464)	(804,889)	$(21,431,476)

Class R6 Shares:
Shares sold	63,378,950	$1,870,087,713	430,006	$11,589,179
Shares issued in reinvestment of distributions	7,729,991	221,874,105	4,383,823	124,166,816
Shares redeemed	(7,551,970)	(222,835,095)	(11,616,080)	(315,283,854)

Net increase (decrease)	63,556,971	$1,869,126,723	(6,802,251)	$(179,527,859)

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.595%	Over $15 billion, up to and including $20 billion
0.585%	Over $20 billion, up to and including $25 billion
0.565%	Over $25 billion, up to and including $30 billion
0.555%	Over $30 billion, up to and including $35 billion
0.545%	In excess of $35 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.646% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$575,075
CDSC retained	$43,139

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2017, the Fund paid transfer agent fees of $15,379,774, of which $6,537,890 was retained by Investor Services.

f. Other Affiliated Transactions

At December 31, 2017, one or more of the funds in Franklin Fund Allocator Series owned 11.4% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2017, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2017	$739,370
[b]Increase in projected benefit obligation	$12,076
Benefit payments made to retired trustees	$(15,434)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

6. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2017, the Fund deferred post-October capital losses of $26,175,568.

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016

Distributions paid from:
Ordinary income	$367,181,482	$432,682,240
Long term capital gain	643,385,757	555,108,274

	$1,010,567,239	$987,790,514

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$11,489,806,663

Unrealized appreciation	$4,670,744,750
Unrealized depreciation	(848,260,376)

Net unrealized appreciation (depreciation)	$3,822,484,374

Distributable earnings - undistributed ordinary income	$11,249,400

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and foreign currency transactions.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2017, aggregated $2,629,902,593 and $3,201,641,264, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2017, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $38,210,586, representing 0.3% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
19,594	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$19,594	$—
43,105,703	CB FIM Coinvestors LLC.	1/15/09 - 6/02/09	—	—
53,924,666	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
7,234,813	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	4,804,678	248,046
63,079,866	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	51,662,536	41,555,438

	Total Restricted Securities (Value is 0.3% of Net Assets)		$56,486,808	$41,803,484

10. Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$—	Variation margin on futures contracts	$6,503,459	[a]

	Unrealized appreciation on OTC forward exchange contracts	$657,823	Unrealized depreciation on OTC forward exchange contracts	32,797,224

Totals		$657,823		$39,300,683

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$(38,370,101)	Forward exchange contracts	$(72,989,757)
	Futures contracts	(35,950,853)	Futures contracts	(14,221,830)

Totals		$(74,320,954)		$(87,211,587)

For the year ended December 31, 2017, the average month end notional amount of futures contracts represented $535,703,439. The average month end contract value of forward exchange contracts was $1,163,127,706.

See Note 1(c) regarding derivative financial instruments.

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)		Net Change in Unrealized Appreciation (Depreciation)
Controlled Affiliates[a]
CB FIM Coinvestors LLC	43,105,703	—	—	43,105,703	$—	$—	$—		$—

Non-Controlled Affiliates
Alexander’s Inc.	326,675	—	—	326,675	$129,314,299	$5,553,475	$122,830	[b]	$(10,133,458)
Federal Signal Corp	3,288,138	—	(3,288,138)	—	—	682,944	6,918,028		8,231,206
International Automotive Components Group Brazil LLC	7,234,813	—	—	7,234,813	248,046	—	—		70,026
International Automotive Components Group North America LLC	63,079,866	—	—	63,079,866	41,555,438	—	—		(5,369,674)
White Mountains Insurance Group Ltd.	297,806	—	(297,806)	—	—	291,961	240,949,072		(231,345,921)

Total Non-Controlled Affiliates					$171,117,783	$6,528,380	$247,989,930		$(238,547,821)

Total Affiliated Securities (Value is 1.1% of Net Assets)					$171,117,783	$6,528,380	$247,989,930		$(238,547,821)

aIssuer in which the Fund owns 25% or more of the outstanding voting securities.

bRealized gain distributions from REITs.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

13.  Fair Value Measurements (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$76,971,273	$—	$41,803,484	$118,774,757
Machinery	225,186,611	70,984,012	—	296,170,623
Software	924,053,532	—	470,762	924,524,294
All Other Equity Investments	12,813,321,519	—	—[c]	12,813,321,519
Corporate Notes and Senior Floating Rate Interests	—	390,351,853	—	390,351,853
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	38,210,586	—[c]	38,210,586
Companies in Liquidation	—	13,646,170	3,397,055[c]	17,043,225
Short Term Investments	843,662,753	4,300,000	—	847,962,753

Total Investments in Securities	$14,883,195,688	$517,492,621	$45,671,301	$15,446,359,610

Other Financial Instruments:
Forward Exchange Contracts	$—	$657,823	$—	$657,823

Liabilities:
Other Financial Instruments:
Securities Sold Short	$95,444,797	$—	$—	$95,444,797
Futures Contracts	6,503,459	—	—	6,503,459
Forward Exchange Contracts	—	32,797,224	—	32,797,224

Total Other Financial Instruments	$101,948,256	$32,797,224	$—	$134,745,480

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks and management investment companies as well as other equity investments.

cIncludes securities determined to have no value at December 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

14.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	DIP	Debtor-In-Possession
HSBK	HSBC Bank PLC	USD	United States Dollar	FHLB	Federal Home Loan Bank
SSBT	State Street Bank and Trust Co., N.A.			LIBOR	London InterBank Offered Rate
UBSW	UBS AG			TRA	Tax Receivable Agreement Right

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FRANKLIN MUTUAL SHARES FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Shares Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Shares Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual Shares Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, MA

February 26, 2018

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FRANKLIN MUTUAL SHARES FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $675,911,960 as a long term capital gain dividend for the fiscal year ended December 31, 2017.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $31,519,416 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2017.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 75.03% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2017.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $374,597,076 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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FRANKLIN MUTUAL SERIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	14	None

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	40	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Vice Chairman	Trustee since 2002 and Vice Chairman since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B. J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	14	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications and consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Keith Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	14	None

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	40	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1998	14	None

Principal Occupation During at Least the Past 5 Years: Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	40	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	14	None

Principal Occupation During at Least the Past 5 Years:

Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	153	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	American International Group, Inc. (AIG) Credit Facility Trust (2010-2011).

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; President and Chief Investment Officer, Franklin Advisory Services, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Invstments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949) 101 John F. Kennedy Parkway Short Hills NJ 07078-2789	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Franklin Mutual Advisers, LLC; officer of one of the investment companies in Franklin Templeton Investments; and formerly, Portfolio Manager of Eurovest SA (French registered investment company, SICAV).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisors, LLC, which is an affiliate of the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2013, currently serves as an Advisor to Saratoga Partners

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Interested Board Members and Officers (continued)

and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Mutual Shares Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301 - (Class A, C, R & R6)

(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	474 A 02/18

Annual Report and Shareholder Letter December 31, 2017

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Franklin Mutual Financial Services Fund Shareholder:

Securities markets benefited from a confluence of positive economic, financial and political trends during 2017. The global economy entered a synchronized pace of modest and steady growth, corporate earnings strengthened in the US, Europe and Japan, and US equity market volatility remained at historically low levels. A number of political risks identified at the start of 2017, such as the success of far-right parties in Europe, Brexit negotiations and the Trump administration’s ability to enact its policy agenda, also dissipated or became less immediate for investors as the year progressed. For the year ended December 31, 2017, US stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), produced a +21.83% total return.1 Stocks in global developed markets, as measured by the MSCI World Index, returned +23.07%, and investment-grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, posted a +3.54% total return.1

A stellar 2017 for equity markets also pushed up common valuation metrics, such as price-to-earnings. Valuation is a critical factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. We remain committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Although the investment landscape appears favorable as we enter 2018, it is worth remembering that securities markets are dynamic and constantly evolving. Therefore, we believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Mutual Financial Services Fund

This annual report for Franklin Mutual Financial Services Fund covers the fiscal year ended December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of financial services companies that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock with a current focus on mid- and large cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest in foreign securities without limit. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares delivered a cumulative total return of +13.61% for the 12 months ended December 31, 2017. For comparison, the Fund’s primary benchmark, the MSCI World Financials Index (USD), which captures large and midcap representation across 23 developed markets countries, generated a +23.41% total return, while its secondary benchmark, the Standard & Poor’s 500 (S&P 500®) Financials Index, which tracks financials stocks in the S&P 500 Index, posted a +22.18% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period under review. In this environment, global developed and

Geographic Composition*

Based on Total Net Assets as of 12/31/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

emerging market stocks generated a +24.62% total return, as measured by the MSCI All Country World Index.1 Global markets were aided by price gains in oil and other commodities, generally upbeat economic data across regions, the European Central Bank’s (ECB’s) extension of its monetary easing program, and investor optimism about pro-growth and pro-business policies in the US. The prospect for reforms in the European Union (EU) with Emmanuel Macron’s election as

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 17.

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France’s president, encouraging corporate earnings reports and the passage of the US tax reform bill also supported global stocks.

However, global markets reflected investor concerns about the terms of the UK’s exit from the EU, political uncertainty in the US and the EU, and geopolitical tensions in the Korean peninsula and other regions. Other concerns included the health of European banks, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and comments from key central bankers around the world about potentially raising interest rates.

After strengthening in 2017’s second and third quarters, the US economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The unemployment rate decreased from 4.7% in December 2016, as reported at the beginning of the 12-month period, to 4.1% at period-end.2 Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, as reported at the beginning of the 12-month period, and while it varied over the 12-month period, remained unchanged at period-end.2 The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times during the period, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed confirmed that the monthly balance sheet reduction would increase from US$10 billion to US$20 billion beginning in January 2018.

In Europe, the UK’s economic growth moderated in 2017 compared to 2016, largely due to slower growth in the services sector. In November, the Bank of England raised its key policy rate 0.25%, its first increase in a decade. The eurozone’s growth accelerated in 2017’s second and third quarters, but moderated in the fourth quarter. However, the eurozone’s 2017 economic growth rate of 2.5% was the fastest in a decade.3 The bloc’s annual inflation rate, while low, ended higher than in December 2016. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s quarterly gross domestic product (GDP) grew for the seventh consecutive quarter, although third-quarter 2017 growth was lower than the previous quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew for the third consecutive quarter, although third-quarter 2017 growth slowed from the previous quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s GDP grew in 2017’s first three quarters compared to the prior-year periods, amid the Bank of Russia’s continued policy support. China’s GDP grew faster in 2017 than in 2016, supported by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, produced a substantial +37.75% total return during the period.1

Investment Strategy

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and merger arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment’s intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to investing is as much about assessing risk and containing losses as it is about achieving profits.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”? To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

2. Source: Bureau of Labor Statistics.

3. Source: Eurostat.

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What is return on equity?

Return on equity is a measure of profitability, expressed as a percentage, calculated by dividing a company’s net income by total shareholder equity for a given period. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

Manager’s Discussion

In 2017, an improving economic and political backdrop helped drive most equity markets higher. The positive performances were broad based, spanning across most regions and sectors, and complemented by minimal volatility. Global markets were aided by generally upbeat economic data, improved corporate earnings in the US, Europe and Japan, as well as improved industrial commodity prices, most notably crude oil. In addition, the most significant political risks identified by investors heading into 2017 failed to materialize.

In the US, markets began 2017 rallying as investors hoped that a Republican sweep of US elections in November 2016 would lead to a general loosening in regulations and tax reform, including lower corporate tax rates. Although the Trump administration’s policy agenda was hindered by political gridlock, efforts to loosen federal regulations yielded some results and tax reform legislation was finally passed in late December. Improving economic activity and corporate earnings appeared to be the most meaningful equity market catalysts during much of 2017.

European equity markets started 2017 slowly, but positive political events and improved economic data fueled strong performances during the period. Elections in Europe produced outcomes generally regarded as positive economically as far-right parties largely failed to gain political power in national elections. Investors were particularly encouraged by the presidential election outcome in France. The reform-minded, centrist candidate, Emmanuel Macron, won the French presidential election in May and quickly began to push his agenda, most notably labor decrees giving employers in France greater freedom in negotiating contracts directly with workers. Amid all the positive events, the UK remained the most significant outlier. In the UK, a June 2017 snap election resulting in no party having a majority in Parliament appeared to make a “hard Brexit,” in which the UK leaves the European

Union (EU) in March 2019 without a negotiated deal, even more likely than before. Although the UK and EU appeared to make some progress late in the year, the snap election results left the Conservative Party in a precarious position and with the risk of another election in the near future.

While inflation remains generally subdued in developed markets, economic conditions, particularly tighter labor markets, may lead to gradual price level increases, providing major central banks with justification to incrementally move away from their expansive monetary policies. We concur with the general investor view that monetary policy is not likely to change significantly when Federal Reserve (Fed) Governor Jerome Powell assumes his role as the next Fed Chair in February 2018, although some loosening in financial regulation is possible. At the same time, the ECB’s caution in scaling back its quantitative easing program means monetary policy will likely remain relatively accommodative in 2018. In Asia, we believe that the Bank of Japan has not been following through with as much quantitative easing as planned, and China has been tightening.

If the constructive backdrop as of period-end persists, it is likely to be a tailwind for equity markets. However, we are also highly cognizant of elevated levels of overall equity market valuations, such as price-to-earnings, price-to-book or price-to-sales, relative to most historical benchmarks. Elevated valuation levels may raise the overall risk profile of equity markets, particularly should the backdrop change due to some geopolitical event, greater-than-expected interest rate hikes, or other unexpected factors.

Within the US financials sector, we believe companies moved toward being fully valued in 2017, particularly regional banks.4 The Portfolio Composition bar chart on page 6 lists banks, insurance and other leading industries in which the Fund currently invests. At this point, we believe merger and acquisition activity will likely be an increasingly important catalyst of individual stock price performance. We also think larger banks have better operating leverage that may positively impact return metrics.

Although returns at foreign banks have been under pressure from a combination of low interest rates, anemic credit growth and greater regulatory capital and liquidity requirements, we think more investment opportunities are likely to be found abroad. We believe the regulatory and rate cycles are turning, which will likely create opportunities among European banks.

4. The financials sector comprises banks, capital markets, consumer finance, diversified financial services, insurance, and thrifts and mortgage finance in the SOI.

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Some European banks have recently adjusted their business models, a process that took place in the US more than five years ago, which gives investors greater clarity on future opportunities. However, the uncertainty of Brexit negotiations still hangs over the UK.

In China, efforts to rein in the financial system due to the rapid growth in debt and to shift the economy’s leading driver of growth from capital investment toward domestic consumption, have picked up steam. As part of the process, more bankruptcies among state-owned enterprises, local government financing vehicles and small banks are possible, in our view. Although the current environment for China’s lenders is filled with uncertainty, we believe China will be in much better shape in time. At the same time, life insurers are likely to benefit from tighter liquidity conditions which may help foster higher investment returns. Demand for life insurance has been growing at a rapid pace in China as the quality of life has been improving and consumers have been looking to create a stronger safety net given the trends in mortality and morbidity.

Although the Japanese banking industry is challenged by very low margins, the life insurance industry has survived a period of negative interest rates, and we believe would benefit meaningfully if rates at the long end of the yield curve were allowed to move higher. We see this as more likely than a move in overnight rates.

Fund Performance

Turning to Fund performance, top positive contributors included Netherlands-based insurer ASR Nederland, Japan-based real estate asset management company Kenedix and India-based Indiabulls Housing Finance. ASR Nederland is listed among the Fund’s largest positions in the Top 10 Equity Holdings table on page 7.

Shares of ASR Nederland steadily rose during most of the period, aided by a series of solid quarterly results. Operating results were aided by ASR Nederland’s efforts to increase the investment risk of its portfolio by shifting invested insurance policy premiums from traditional fixed income securities to equities and other assets with higher historical returns. In February 2017, ASR Nederland announced it would increase its dividend and repurchase shares on offer from the Dutch government, shares the government had acquired during the 2008 financial crisis. The company announced an additional

Portfolio Composition*

Based on Total Net Assets as of 12/31/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

share buyback plan in May 2017. In our view, the buybacks demonstrated ASR Nederland’s strong capital position.

The stock price of Kenedix began to rally in April 2017 on activist investor Elliott Management’s5 disclosure that it joined the shareholder register. The addition of Elliott Management led to a positive shift in investor perception. The real estate sector in Japan came under some temporary pressure in the middle of 2017 as Japan’s Financial Services Agency (FSA) raised concerns about whether the structure of Japanese real estate investment trust (REIT) funds served investors’ best interests.6 The FSA’s statements led to significant investment outflows from REIT mutual funds, which put downward pressure on shares of Kenedix and its peers. We subsequently exited the position when the stock price rallied to our target. The stock price appreciated as Japan’s property market remained healthy and Kenedix became the target of takeover speculation when ARA Asset Management5 acquired over 20% of the shares.

Indiabulls Housing Finance is India’s third largest mortgage financing company. We initiated a position when investors were concerned about the impact on Indiabulls of the Indian

5. Not a Fund holding.

6. The real estate sector comprises equity REITs and real estate management and development in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Top 10 Equity Holdings
12/31/17

Company Sector/Industry, Country	% of Total Net Assets
NN Group NV	3.9%
Insurance, Netherlands
Capital One Financial Corp.	3.6%
Consumer Finance, US
Citizens Financial Group Inc.	3.5%
Banks, US
The Hartford Financial Services Group Inc.	3.4%
Insurance, US
Direct Line Insurance Group PLC	3.2%
Insurance, UK
Wells Fargo & Co.	3.2%
Banks, US
American International Group Inc.	3.1%
Insurance, US
Voya Financial Inc.	3.1%
Diversified Financial Services, US
ASR Nederland NV	3.0%
Insurance, Netherlands
SunTrust Banks Inc.	2.9%
Banks, US

government’s 2016 recall of 500- and 1,000-rupee notes, despite the company’s business being essentially cashless. Indiabulls has continued to execute well in a favorable environment as the government has created effective interest rates of well below 3% for borrowers in the affordable housing segment, the company’s area of focus. Investors also reacted positively to credit rating upgrades in 2017 as they help reduce the company’s cost of borrowing and boost profitability.

During the period under review, Fund investments that detracted from performance included Japan-based residential developer Takara Leben and China-based consumer finance companies Qudian and PPDAI Group.

Takara Leben is a midsized condominium developer in Japan that has been rapidly expanding its solar farm capacity. The stock price dropped in the first quarter of 2017 after investors reacted sharply to a small downward adjustment to fiscal year revenue guidance due to a delay in the sales of solar power plants. We believe Takara has not been utilizing its cost advantage in the residential real estate market to the fullest extent. In our view, Takara has also failed to accelerate the completion of units in a favorable market environment. Moreover, we do not believe it has been selling solar assets at full value. Consequently, we exited the position by period-end.

Qudian, China’s largest online microlender, went public in the US in October 2017. A number of subsequent events, which we believe were misunderstood by the market, drove the share price down. China’s government suspended regulatory approvals of new internet microlending licenses, elevating a barrier to entry and improving the position of this established low cost leader, in our view. Alipay,5 a Chinese internet payments platform, announced an interest rate cap of 24%; the rate cap effectively takes Alipay out of the market for customers underwritten by Qudian who would not qualify for loans at 24%. Subsequently, China’s government prohibited unlicensed lending and capped borrowing costs to 36%, the same cap level implemented by Qudian in April 2017. Although it is possible Qudian could see a short-term increase in bad debts from a credit crunch in the unsecured consumer credit market, we see the regulatory changes as a long-term positive move. Qudian is among the most established microlenders with strong brand recognition and operational performance.

PPDAI Group, one of China’s largest online consumer credit platforms, went public in the US in November 2017. PPDAI facilitates person-to-person (P2P) lending between investors and borrowers, unlike online microlender Qudian that lends directly to consumers. In our view, few investors have yet made the important distinction between PPDAI and Qudian. PPDAI’s customers make P2P loans at rates above the 36% cap, requiring adjustments to comply with China’s new lending rules. Nonetheless, we view PPDAI as a well-organized, low-cost provider of consumer credit services that generates significant free cash flow. We believe it is highly likely, given its technology and industry practices, that PPDAI will be one of the P2P lending platforms given a license by the Chinese government at the beginning of 2018, which could position it well for any upcoming industry consolidation, in our view.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-US dollar investments. The currency forwards and futures had a negative impact on the Fund’s performance because of the depreciation of the US dollar versus the hedged currencies.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

What is a future?

A future is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Financial Services Fund. We look forward to continuing to serve your investment needs.

Andrew Sleeman, CFA Portfolio Manager

Andrew B. Dinnhaupt, CFA Assistant Portfolio Manager

Richard Cetlin Assistant Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

Andrew Sleeman has been portfolio manager for Franklin Mutual Financial Services Fund since 2009. He has also been a co-portfolio manager for Franklin Mutual International Fund since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

Andrew Dinnhaupt has been assistant portfolio manager for Franklin Mutual Financial Services Fund since December 2013 and has been an analyst for Franklin Mutual Advisers since 2011, specializing in the global insurance industry. Previously, Mr. Dinnhaupt was a portfolio manager and senior analyst covering the global financial services sector for RBC Capital Markets. Prior to RBC, Mr. Dinnhaupt worked at several hedge funds where he was responsible for analyzing and managing portfolios in the financial services sector. Before that, he worked at Mitchell Hutchins Asset Management where he covered the financial services industry.

Richard Cetlin has been assistant portfolio manager for Franklin Mutual Financial Services Fund since 2010 with primary coverage of European banks. Prior to joining Franklin Templeton Investments in 2010, Mr. Cetlin was a consultant for Asian Century Quest, a hedge fund focused on the Asia-Pacific region. In this role, he focused on the analysis of banking, insurance and real estate stocks in China and banking stocks in Hong Kong and Korea. Prior to that, Mr. Cetlin worked for 14 years at AllianceBernstein where he was a senior vice president and senior analyst for U.S. banking and specialty finance.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Performance Summary as of December 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
1-Year	+13.61%[3]	+13.61%[3]
5-Year	+92.33%	+13.98%
10-Year	+62.55%	+4.98%
A
1-Year	+13.35%[3]	+6.81%
5-Year	+89.64%	+12.32%
10-Year	+57.96%	+4.06%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class Z (1/1/08–12/31/17)

Class A (1/1/08–12/31/17)

See page 11 for Performance Summary footnotes.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

PERFORMANCE SUMMARY

Distributions (1/1/17–12/31/17)

Share Class	Net Investment Income

Z	$0.4891

A	$0.4284

C	$0.2514

R6	$0.5213

Total Annual Operating Expenses5

Share Class

Z	1.13%

A	1.38%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investing in a single-sector fund involves special risks, including greater sensitivity to economic, political or regulatory developments impacting the sector. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/16 for financial reporting purposes, and as a result, the total returns based on those net asset values differ from the adjusted total returns reported in the Financial Highlights.

4. Source: Morningstar. The MSCI World Financials Index (USD) captures large and midcap representation across 23 developed markets countries. The S&P 500 Financials Index is market capitalization-weighted and consists of all financial stocks in the S&P 500. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total US equity market performance.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.
Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
Z	$1,000	$1,076.50	$ 5.70	$1,019.71	$ 5.55	1.09%
A	$1,000	$1,075.10	$ 7.01	$1,018.45	$ 6.82	1.34%
C	$1,000	$1,071.00	$10.91	$1,014.67	$10.61	2.09%
R6	$1,000	$1,077.40	$ 5.03	$1,020.37	$ 4.89	0.96%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Financial Highlights

	Year Ended December 31,

	2017	2016		2015		2014	2013

Class Z

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$21.65	$19.63		$18.40		$16.90	$13.59

Income from investment operations[a]:
Net investment income[b]	0.22	0.31	[c]	0.30	[d]	0.25	0.24
Net realized and unrealized gains (losses)	2.76	2.00		1.23		1.62	3.24

Total from investment operations	2.98	2.31		1.53		1.87	3.48

Less distributions from net investment income	(0.49)	(0.29)		(0.30)		(0.37)	(0.17)

Net asset value, end of year	$24.14	$21.65		$19.63		$18.40	$16.90

Total return	13.77%	11.79%		8.34%		11.07%	25.67%

Ratios to average net assets
Expenses[e]	1.09%	1.13%	[f]	1.13%		1.14%	1.16%
Net investment income	0.95%	1.64%	[c]	1.53%	[d]	1.44%	1.51%

Supplemental data
Net assets, end of year (000’s)	$210,825	$162,687		$178,157		$112,156	$105,279
Portfolio turnover rate	67.89%	34.58%		25.43%		33.69%	25.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.38%.

dNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.81%.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

	2017	2016		2015		2014	2013

Class A

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$21.70	$19.69		$18.46		$16.96	$13.64

Income from investment operations[a]:
Net investment income[b]	0.16	0.26	[c]	0.25	[d]	0.20	0.19
Net realized and unrealized gains (losses)	2.78	1.99		1.23		1.61	3.26

Total from investment operations	2.94	2.25		1.48		1.81	3.45

Less distributions from net investment income	(0.43)	(0.24)		(0.25)		(0.31)	(0.13)

Net asset value, end of year	$24.21	$21.70		$19.69		$18.46	$16.96

Total return[e]	13.55%	11.46%		8.05%		10.71%	25.32%

Ratios to average net assets
Expenses[f]	1.34%	1.38%	[g]	1.41%		1.44%	1.46%
Net investment income	0.70%	1.39%	[c]	1.25%	[d]	1.14%	1.21%

Supplemental data
Net assets, end of year (000’s)	$368,850	$346,008		$360,278		$255,242	$240,529
Portfolio turnover rate	67.89%	34.58%		25.43%		33.69%	25.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

dNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.53%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

	2017	2016		2015		2014	2013

Class C

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$21.60	$19.61		$18.41		$16.92	$13.61

Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	0.12	[c]	0.10	[d]	0.08	0.08
Net realized and unrealized gains (losses)	2.74	1.96		1.24		1.60	3.25

Total from investment operations	2.73	2.08		1.34		1.68	3.33

Less distributions from net investment income	(0.25)	(0.09)		(0.14)		(0.19)	(0.02)

Net asset value, end of year	$24.08	$21.60		$19.61		$18.41	$16.92

Total return[e]	12.66%	10.64%		7.30%		9.93%	24.50%

Ratios to average net assets
Expenses[f]	2.09%	2.13%	[g]	2.13%		2.14%	2.16%
Net investment income (loss)	(0.05)%	0.64%	[c]	0.53%	[d]	0.44%	0.51%

Supplemental data
Net assets, end of year (000’s)	$134,117	$128,766		$132,975		$89,341	$86,370
Portfolio turnover rate	67.89%	34.58%		25.43%		33.69%	25.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.38%.

dNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.19)%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

	2017	2016		2015		2014	2013[a]

Class R6

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$21.79	$19.76		$18.52		$16.88	$14.89

Income from investment operations[b]:
Net investment income[c]	0.25	0.32	[d]	0.07	[e]	0.25	0.13
Net realized and unrealized gains (losses)	2.78	2.03		1.49		1.66	2.07

Total from investment operations	3.03	2.35		1.56		1.91	2.20

Less distributions from net investment income	(0.52)	(0.32)		(0.32)		(0.27)	(0.21)

Net asset value, end of year	$24.30	$21.79		$19.76		$18.52	$16.88

Total return[f]	13.92%	11.93%		8.55%		11.23%	14.86%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	0.97%	0.99%		1.16%		2.61%	2.18%
Expenses net of waiver and payments by affiliates[h]	0.95%	0.96%		0.96%		0.97%	0.97%
Net investment income	1.09%	1.81%	[d]	1.70%	[e]	1.61%	1.70%

Supplemental data
Net assets, end of year (000’s)	$4,523	$2,601		$1,421		$12	$6
Portfolio turnover rate	67.89%	34.58%		25.43%		33.69%	25.73%

aFor the period May 1, 2013 (effective date) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.98%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Statement of Investments, December 31, 2017

		Country	Shares/ Units	Value
	Common Stocks and Other Equity Interests 95.4%
	Banks 37.5%
[a,b]	AB&T Financial Corp.	United States	226,100	$128,877
	AIB Group PLC	Ireland	1,254,659	8,279,370
	Barclays PLC	United Kingdom	5,856,542	16,063,112
	BB&T Corp.	United States	144,100	7,164,652
	CIT Group Inc.	United States	419,311	20,642,680
	Citigroup Inc.	United States	243,810	18,141,902
	Citizens Financial Group Inc.	United States	600,000	25,188,000
[a]	FCB Financial Holdings Inc., A	United States	224,087	11,383,620
	First Horizon National Corp.	United States	425,229	8,500,328
	Guaranty Bancorp	United States	266,761	7,375,942
	HSBC Holdings PLC	United Kingdom	1,604,742	16,619,673
	JPMorgan Chase & Co.	United States	172,980	18,498,481
	Shinsei Bank Ltd.	Japan	1,134,000	19,613,666
	Societe Generale SA	France	269,809	13,936,011
	Southern National Bancorp of Virginia Inc.	United States	547,560	8,777,387
[a]	Standard Chartered PLC	United Kingdom	1,219,301	12,845,166
	State Bank Financial Corp.	United States	416,160	12,418,214
	SunTrust Banks Inc.	United States	325,420	21,018,878
	Wells Fargo & Co.	United States	374,670	22,731,229

				269,327,188

	Capital Markets 4.5%
	Credit Suisse Group AG	Switzerland	631,414	11,275,828
[a]	Guotai Junan Securities Co. Ltd.	China	3,217,063	7,164,722
	Oslo Bors VPS Holding ASA	Norway	911,000	13,816,482

				32,257,032

	Consumer Finance 8.7%
	Ally Financial Inc.	United States	265,200	7,733,232
	Capital One Financial Corp.	United States	262,010	26,090,956
[c]	Hoist Finance AB, 144A	Sweden	850,396	9,563,223
[a]	PPDAI Group Inc., ADR	China	851,710	6,055,658
[a]	Qudian Inc., ADR	China	340,647	4,271,714
	Sun Hung Kai & Co. Ltd.	Hong Kong	14,145,704	9,034,739

				62,749,522

	Diversified Financial Services 4.4%
	First Pacific Co. Ltd.	Hong Kong	7,786,902	5,282,398
[a,d,e]	Hightower Holding LLC, B, I	United States	1,815,233	2,222,571
[a,d,e]	Hightower Holding LLC, B, Series II	United States	791,396	1,882,573
	Voya Financial Inc.	United States	449,050	22,214,503

				31,602,045

	Equity Real Estate Investment Trusts (REITs) 1.6%
	Hibernia REIT PLC	Ireland	6,309,142	11,536,237

	Household Durables 2.3%
[a]	Cairn Homes PLC	Ireland	3,444,859	8,080,293
[a,c]	Neinor Homes SA, 144A	Spain	380,000	8,343,409

				16,423,702

	Insurance 34.9%
	Ageas	Belgium	383,978	18,757,271
[a]	Alleghany Corp.	United States	34,937	20,825,596
	American International Group Inc.	United States	375,458	22,369,788
	ASR Nederland NV	Netherlands	525,829	21,642,670

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF INVESTMENTS

		Country	Shares/ Units	Value
	Common Stocks and Other Equity Interests (continued)
	Insurance (continued)
[a]	Brighthouse Financial Inc.	United States	17,970	$1,053,761
	China Pacific Insurance Group Co. Ltd., H	China	2,979,740	14,321,181
	Chubb Ltd.	United States	64,950	9,491,144
	Direct Line Insurance Group PLC	United Kingdom	4,411,555	22,740,100
	The Hartford Financial Services Group Inc.	United States	439,772	24,750,368
	Korean Reinsurance Co.	South Korea	474,730	4,892,404
	Lancashire Holdings Ltd.	United Kingdom	1,184,720	10,911,353
	MetLife Inc.	United States	197,670	9,994,195
	NN Group NV	Netherlands	643,498	27,887,130
	RSA Insurance Group PLC	United Kingdom	1,347,824	11,512,569
[a]	Sabre Insurance Group PLC	United Kingdom	2,280,794	8,377,867
	T&D Holdings Inc.	Japan	504,169	8,621,677
	XL Group Ltd.	Bermuda	361,012	12,693,182

				250,842,256

	Real Estate Management & Development 0.1%
[a]	Dolphin Capital Investors Ltd.	Greece	3,979,650	369,484

	Thrifts & Mortgage Finance 1.4%
	Indiabulls Housing Finance Ltd.	India	515,498	9,662,358

	Total Common Stocks and Other Equity Interests (Cost $612,954,257)			684,769,824

	Companies in Liquidation 0.0%†
[a,d,e]	FIM Coinvestor Holdings I, LLC	United States	4,357,178	—
[a,f]	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	7,766,103	172,408

	Total Companies in Liquidation (Cost $455,021)			172,408

	Total Investments before Short Term Investments (Cost $613,409,278)			684,942,232

			Principal Amount

	Short Term Investments 5.0%
	U.S. Government and Agency Securities 5.0%
[g]	FHLB, 1/02/18	United States	$4,500,000	4,500,000
[g]	U.S. Treasury Bill, 1/02/18 - 4/05/18	United States	25,610,000	25,569,136
	[h]4/12/18 - 4/19/18	United States	6,000,000	5,976,064

	Total U.S. Government and Agency Securities (Cost $36,051,000)			36,045,200

	Total Investments (Cost $649,460,278) 100.4%			720,987,432
	Other Assets, less Liabilities (0.4)%			(2,671,101)

	Net Assets 100.0%			$718,316,331

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF INVESTMENTS

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 11 regarding holdings of 5% voting securities.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2017, the aggregate value of these securities was $17,906,632, representing 2.5% of net assets.

dFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

eSee Note 9 regarding restricted securities.

fBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

gThe security was issued on a discount basis with no stated coupon rate.

hA portion or all of the security has been segregated as collateral for open forward exchange contracts. At December 31, 2017, the aggregate value of these securities pledged amounted to $2,626,462, representing 0.4% of net assets.

At December 31, 2017, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	163	$24,603,831	3/19/18	$(436,161)
GBP/USD	Short	166	14,065,388	3/19/18	(92,021)
Total Futures Contracts					$(528,182)

*As of period end.

At December 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA	Buy	2,255,817	$2,661,413	1/12/18	$47,507	$—
Euro	HSBK	Buy	560,838	674,550	1/12/18	—	(1,062)
Euro	HSBK	Buy	742,504	882,570	1/12/18	9,072	—
Euro	HSBK	Sell	4,521,972	5,203,997	1/12/18	—	(226,256)
Euro	SSBT	Buy	453,653	539,677	1/12/18	5,097	—
Euro	SSBT	Sell	703,213	824,157	1/12/18	—	(20,303)
Euro	UBSW	Buy	513,386	611,526	1/12/18	4,978	—
Euro	UBSW	Sell	4,076,868	4,691,312	1/12/18	—	(204,434)
British Pound	BOFA	Buy	44,758	59,787	1/16/18	696	—
British Pound	BOFA	Sell	1,000,000	1,292,495	1/16/18	—	(58,818)
British Pound	BONY	Sell	2,793,255	3,612,268	1/16/18	—	(162,294)
British Pound	SSBT	Buy	316,400	423,402	1/16/18	4,153	—
British Pound	UBSW	Sell	2,793,238	3,608,863	1/16/18	—	(165,675)
Norwegian Krone	HSBK	Sell	1,595,000	193,140	1/25/18	—	(1,326)
Norwegian Krone	SSBT	Buy	655,601	79,310	1/25/18	622	—
Norwegian Krone	SSBT	Sell	2,548,680	307,189	1/25/18	—	(3,551)
Norwegian Krone	SSBT	Sell	100,208,531	12,568,800	1/25/18	351,184	—

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Norwegian Krone	UBSW	Sell	1,835,000	$224,200	1/25/18	$473	$—
Norwegian Krone	UBSW	Sell	4,485,390	536,948	1/25/18	—	(9,920)
Euro	BOFA	Sell	17,140	20,321	1/26/18	—	(280)
Euro	HSBK	Sell	4,618,125	5,436,213	1/26/18	—	(114,409)
Euro	SSBT	Sell	329,905	397,312	1/26/18	793	—
Euro	SSBT	Sell	1,325,476	1,565,058	1/26/18	—	(28,061)
Euro	UBSW	Sell	4,818,766	5,668,849	1/26/18	—	(122,928)
Swedish Krona	SSBT	Buy	1,630,000	194,697	1/29/18	4,404	—
Swedish Krona	SSBT	Sell	2,056,260	244,720	1/29/18	—	(6,448)
Swedish Krona	SSBT	Sell	2,780,000	340,290	1/29/18	719	—
Swedish Krona	UBSW	Sell	1,667,839	200,123	1/29/18	—	(3,600)
Swedish Krona	UBSW	Sell	71,220,665	8,719,357	1/29/18	19,900	—
South Korean Won	HSBK	Buy	142,419,000	131,099	2/09/18	2,420	—
South Korean Won	HSBK	Sell	2,267,993,818	2,026,985	2/09/18	—	(99,272)
South Korean Won	UBSW	Sell	2,201,986,346	1,966,937	2/09/18	—	(97,438)
British Pound	BOFA	Sell	3,819,213	5,060,792	2/14/18	—	(104,841)
British Pound	BONY	Sell	9,315,732	12,163,421	2/14/18	—	(436,469)
British Pound	HSBK	Sell	2,517,583	3,346,120	2/14/18	—	(59,010)
British Pound	SSBT	Sell	1,175,099	1,557,963	2/14/18	—	(31,404)
British Pound	UBSW	Sell	7,615,732	9,957,989	2/14/18	—	(342,586)
Euro	BOFA	Sell	19,362	23,081	2/20/18	—	(222)
Euro	BONY	Sell	7,775,735	9,192,823	2/20/18	—	(165,966)
Euro	HSBK	Sell	630,773	765,885	2/20/18	6,694	—
Euro	HSBK	Sell	1,488,403	1,760,156	2/20/18	—	(31,270)
Euro	SSBT	Sell	7,599,837	8,979,967	2/20/18	—	(167,112)
Japanese Yen	UBSW	Buy	66,304,178	590,423	2/20/18	—	(515)
Japanese Yen	UBSW	Sell	3,248,003,841	28,986,447	2/20/18	88,983	—
Swiss Franc	UBSW	Sell	10,839,622	11,050,239	3/05/18	—	(126,681)
Euro	HSBK	Sell	2,081,485	2,461,009	4/10/18	—	(52,207)
Euro	SSBT	Sell	284,000	337,443	4/10/18	—	(5,463)
Euro	UBSW	Sell	2,278,194	2,692,307	4/10/18	—	(58,418)
Euro	BOFA	Sell	2,716,206	3,240,475	4/18/18	—	(40,868)
Euro	SSBT	Sell	2,716,207	3,240,394	4/18/18	—	(40,949)
Euro	UBSW	Sell	2,716,207	3,240,951	4/18/18	—	(40,392)
British Pound	BOFA	Sell	4,631,493	6,158,644	4/24/18	—	(120,972)
British Pound	HSBK	Sell	443,933	588,114	4/24/18	—	(13,794)
British Pound	UBSW	Sell	385,913	511,000	4/24/18	—	(12,242)
Euro	HSBK	Sell	4,361,103	5,145,444	5/07/18	—	(129,734)
Euro	SSBT	Sell	1,065,617	1,252,083	5/07/18	—	(36,884)
Euro	UBSW	Sell	3,938,972	4,647,731	5/07/18	—	(116,838)
South Korean Won	HSBK	Sell	158,868,021	141,291	5/11/18	—	(7,806)
South Korean Won	UBSW	Sell	640,654,815	570,282	5/11/18	—	(30,972)
Euro	BOFA	Sell	12,463,453	14,862,024	5/21/18	—	(227,870)
Euro	SSBT	Sell	742,329	886,955	5/21/18	—	(11,806)
Euro	UBSW	Sell	10,383,442	12,400,335	5/21/18	—	(171,226)
British Pound	BOFA	Sell	2,658,079	3,586,288	5/24/18	—	(21,621)
British Pound	HSBK	Sell	229,263	308,980	5/24/18	—	(2,207)
British Pound	HSBK	Sell	229,516	311,823	5/24/18	292	—
British Pound	SSBT	Sell	7,730,985	10,311,086	5/24/18	—	(182,468)
British Pound	UBSW	Sell	1,356,202	1,844,640	5/24/18	3,816	—

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
British Pound	UBSW	Sell	5,616,909	$7,580,462	5/24/18	$—	$(43,577)

Total Forward Exchange Contracts						$551,803	$(4,160,465)

Net unrealized appreciation (depreciation)							$(3,608,662)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page 38.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$647,233,523
Cost - Non-controlled affiliates (Note 11)	2,226,755

Value - Unaffiliated issuers	$720,858,555
Value - Non-controlled affiliates (Note 11)	128,877
Cash	4,514
Receivables:
Investment securities sold	843,732
Capital shares sold	1,046,147
Dividends and interest	643,030
European Union tax reclaims	946,913
Deposits with brokers for:
Futures contracts	665,880
Unrealized appreciation on OTC forward exchange contracts	551,803
Other assets	92,097

Total assets	725,781,548

Liabilities:
Payables:
Capital shares redeemed	1,206,208
Management fees	528,339
Distribution fees	370,773
Transfer agent fees	142,043
Trustees’ fees and expenses	23, 907
Variation margin on futures contracts	219,475
Unrealized depreciation on OTC forward exchange contracts	4,160,465
Deferred tax	646,818
Accrued expenses and other liabilities	167,189

Total liabilities	7,465,217

Net assets, at value	$718,316,331

Net assets consist of:
Paid-in capital	$666,652,909
Distributions in excess of net investment income	(6,913,596)
Net unrealized appreciation (depreciation)	66,788,100
Accumulated net realized gain (loss)	(8,211,082)

Net assets, at value	$718,316,331

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2017

Class Z:
Net assets, at value	$210,825,321

Shares outstanding	8,732,924

Net asset value and maximum offering price per share	$24.14

Class A:
Net assets, at value	$368,850,300

Shares outstanding	15,238,465

Net asset value per share[a]	$24.21

Maximum offering price per share (net asset value per share ÷ 94.25%)	$25.69

Class C:
Net assets, at value	$134,117,380

Shares outstanding	5,569,716

Net asset value and maximum offering price per share[a]	$24.08

Class R6:
Net assets, at value	$ 4,523,330

Shares outstanding	186,133

Net asset value and maximum offering price per share	$24.30

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$13,419,025
Interest:
Unaffiliated issuers	407,618

Total investment income	13,826,643

Expenses:
Management fees (Note 3a)	5,933,250
Distribution fees: (Note 3c)
Class A	880,728
Class C	1,305,562
Transfer agent fees: (Note 3e)
Class Z	288,037
Class A	528,897
Class C	196,008
Class R6	1,181
Custodian fees (Note 4)	52,487
Reports to shareholders	86,577
Registration and filing fees	82,289
Professional fees	148,629
Trustees’ fees and expenses	19,994
Other	52,693

Total expenses	9,576,332
Expense reductions (Note 4)	(1,459)
Expenses waived/paid by affiliates (Note 3f)	(704)

Net expenses	9,574,169

Net investment income	4,252,474

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	96,915,069
Foreign currency transactions	(52,217)
Forward exchange contracts	(5,884,179)
Futures contracts	(2,653,053)

Net realized gain (loss)	88,325,620

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	4,606,745
Non-controlled affiliates (Note 11)	4,852
Translation of other assets and liabilities denominated in foreign currencies	126,774
Forward exchange contracts	(10,356,443)
Futures contracts	(852,946)
Change in deferred taxes on unrealized appreciation	(646,818)

Net change in unrealized appreciation (depreciation)	(7,117,836)

Net realized and unrealized gain (loss)	81,207,784

Net increase (decrease) in net assets resulting from operations	$85,460,258

*Foreign taxes withheld on dividends	$860,199
#Net of foreign taxes	$257,560

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,

	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$4,252,474	$7,432,945
Net realized gain (loss)	88,325,620	31,236,601
Net change in unrealized appreciation (depreciation)	(7,117,836)	13,082,760

Net increase (decrease) in net assets resulting from operations	85,460,258	51,752,306

Distributions to shareholders from:
Net investment income:
Class Z	(4,211,056)	(2,125,014)
Class A	(6,418,111)	(3,742,491)
Class C	(1,393,532)	(542,259)
Class R6	(93,577)	(37,208)

Total distributions to shareholders	(12,116,276)	(6,446,972)

Capital share transactions: (Note 2)
Class Z	27,417,572	(26,302,473)
Class A	(15,335,232)	(38,310,153)
Class C	(8,715,929)	(14,415,335)
Class R6	1,544,299	953,365

Total capital share transactions	4,910,710	(78,074,596)

Net increase (decrease) in net assets	78,254,692	(32,769,262)
Net assets:
Beginning of year	640,061,639	672,830,901

End of year	$718,316,331	$640,061,639

Distributions in excess of net investment income included in net assets:
End of year	$(6,913,596)	$(198,732)

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Financial Services Fund (Fund) is included in this report. The Fund offers four classes of shares: Class Z, Class A, Class C and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions,

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1.  Organization and Significant Accounting Policies (continued)

c.  Derivative Financial Instruments (continued)

including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote OTC option contracts primarily to manage exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 10 regarding other derivative information.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined

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to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2.  Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	2,575,987	$ 58,323,294	1,862,217	$ 35,847,321
Shares issued in reinvestment of distributions	156,102	3,762,873	90,302	1,927,186
Shares redeemed	(1,515,027)	(34,668,595)	(3,510,389)	(64,076,980)

Net increase (decrease)	1,217,062	$ 27,417,572	(1,557,870)	$ (26,302,473)

Class A Shares:
Shares sold	3,502,833	$ 79,651,690	5,020,628	$ 98,395,643
Shares issued in reinvestment of distributions	257,411	6,217,199	170,054	3,626,102
Shares redeemed	(4,464,692)	(101,204,121)	(7,543,324)	(140,331,898)

Net increase (decrease)	(704,448)	$ (15,335,232)	(2,352,642)	$ (38,310,153)

Class C Shares:
Shares sold	998,768	$ 22,519,991	1,138,253	$ 22,312,026
Shares issued in reinvestment of distributions	56,775	1,357,536	25,584	520,576
Shares redeemed	(1,447,619)	(32,593,456)	(1,982,746)	(37,247,937)

Net increase (decrease)	(392,076)	$ (8,715,929)	(818,909)	$ (14,415,335)

Class R6 Shares:
Shares sold	109,161	$ 2,521,815	72,872	$ 1,425,313
Shares issued in reinvestment of distributions	3,853	93,577	1,726	37,208
Shares redeemed	(46,239)	(1,071,093)	(27,167)	(509,156)

Net increase (decrease)	66,775	$ 1,544,299	47,431	$ 953,365

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.875%	Up to and including $1 billion

0.845%	Over $1 billion, up to and including $2 billion

0.825%	Over $2 billion, up to and including $5 billion

0.805%	In excess of $5 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.875% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$149,336
CDSC retained	$12,167

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor

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3.  Transactions with Affiliates (continued)

e.  Distribution Fees (continued)

Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2017, the Fund paid transfer agent fees of $1,014,123, of which $445,422 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2018.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2017, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2017	$23,907

[b]Increase in projected benefit obligation	$553

Benefit payments made to retired trustees	$(655)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2017, the Fund had capital loss carryforwards of $7,872,501 expiring in 2018.

During the year ended December 31, 2017, the Fund utilized $71,306,492 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from ordinary income	$12,116,276	$6,446,972

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At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$658,736,293

Unrealized appreciation	$113,318,564
Unrealized depreciation	(55,203,112)
Net unrealized appreciation (depreciation)	$58,115,452

Distributable earnings - undistributed ordinary income	$1,347,999

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $451,668,163 and $426,835,018, respectively.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares/ Units	Issuer	Acquisition Date	Cost	Value
4,357,178	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	$—	$—
1,815,233	Hightower Holding LLC, B, I	3/31/08 - 1/05/10	2,362,324	2,222,571
791,396	Hightower Holding LLC, B, Series II	6/10/10 - 5/10/12	2,420,000	1,882,573

	Total Restricted Securities (Value is 0.6% of Net Assets)		$4,782,324	$4,105,144

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10.  Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$—	Variation margin on futures contracts	$528,182	[a]
	Unrealized appreciation on OTC forward exchange contracts	551,803	Unrealized depreciation on OTC forward exchange contracts	4,160,465

Totals		$551,803		$4,688,647

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Foreign exchange contracts	Investments	$ (85,868)[a]	Investments	$ —
	Forward exchange contracts	(5,884,179)	Forward exchange contracts	(10,356,443)
	Futures contracts	(2,653,053)	Futures contracts	(852,946)

Totals		$(8,623,100)		$(11,209,389)

aPurchased option contracts are included in net realized gain (loss) from investments in the Statement of Operations.

For the year ended December 31, 2017, the average month end notional amount of futures contracts and options represented $34,836,724 and $3,735,692, respectively. The average month end contract value of forward exchange contracts was $217,075,717.

At December 31, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$551,803	$4,160,465

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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At December 31, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received	Net Amount (Not less than zero)

Counterparty
BOFA	$ 48,203	$ (48,203)	$ —	$ —	$ —
BONY	—	—	—	—	—
HSBK	18,478	(18,478)	—	—	—
SSBT	366,972	(366,972)	—	—	—
UBSW	118,150	(118,150)	—	—	—

Total	$551,803	$(551,803)	$ —	$ —	$ —

At December 31, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:
		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[b]	Cash Collateral Pledged	Net Amount (Not less than zero)

Counterparty
BOFA	$ 575,492	$ (48,203)	$ (382,415)	$ —	$144,874
BONY	764,729	—	(651,453)	—	113,276
HSBK	738,353	(18,478)	(608,650)	—	111,225
SSBT	534,449	(366,972)	—	—	167,477
UBSW	1,547,442	(118,150)	(983,944)	—	445,348

Total	$4,160,465	$(551,803)	$(2,626,462)	$ —	$982,200

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

bSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 38.

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11.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
AB&T Financial Corp. (Value is —%[a] of Net Assets)	226,100	—	—	226,100	$128,877	$—	$—	$4,852

aRounds to less than 0.1% of net assets.

12.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

13.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Diversified Financial Services	$27,496,901	$—	$4,105,144		$31,602,045
All Other Equity Investments	653,167,779	—	—		653,167,779
Companies in Liquidation	—	172,408	—	[c]	172,408
Short Term Investments	31,545,200	4,500,000	—		36,045,200

Total Investments in Securities	$712,209,880	$4,672,408	$4,105,144		$720,987,432

Other Financial Instruments:
Forward Exchange Contracts	$—	$551,803	$—		$551,803

Liabilities:
Other Financial Instruments:
Futures Contracts	$528,182	$—	$—		$528,182
Forward Exchange Contracts	—	4,160,465	—		4,160,465

Total Other Financial Instruments	$528,182	$4,160,465	$—		$4,688,647

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks as well as other equity investments.

cIncludes securities determined to have no value at December 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At December 31, 2017, the reconciliation of assets, is as follows:

	Balance at Beginning of Year		Purchases (Sales)	Transfer Into (Out of) Level 3	Cost Basis Adjustments[a]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets:
Investments in Securities:
Equity Investments:[b]
Diversified Financial Services	$5,615,411		$ —	$ —	$ —	$ —	$(1,510,267)	$4,105,144		$(1,510,267)
Companies in Liquidation	—	[c]	—	—	(68,325)	68,325	—	—	[c]	—

Total	$5,615,411		$ —	$ —	$(68,325)	$68,325	$(1,510,267)	$4,105,144		$(1,510,267)

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

bIncludes common stocks as well as other equity investments.

cIncludes securities determined to have no value.

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13.  Fair Value Measurements (continued)

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2017, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Inputs	Amount	Impact to Fair Value if Input Increases[a]

Assets:
Investments in Securities:
Equity Investments:
Diversified Financial Services	$4,105,144	Market transaction	Transaction price weighting	100%	Increase

			Discount for deal uncertainty	5%	Decrease	[b]

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value but not net assets.

14.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Financial Services Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Financial Services Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual Financial Services Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, MA

February 26, 2018

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 38.08% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2017.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $12,447,494 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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FRANKLIN MUTUAL SERIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	14	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	40	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Vice Chairman	Trustee since 2002 and Vice Chairman since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B. J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	14	None

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications and consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Keith Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	14	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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FRANKLIN MUTUAL SERIES FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	40	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1998	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	40	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	153	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	American International Group, Inc. (AIG) Credit Facility Trust (2010-2011).

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; President and Chief Investment Officer, Franklin Advisory Services, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949) 101 John F. Kennedy Parkway Short Hills NJ 07078-2789	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of one of the investment companies in Franklin Templeton Investments; and formerly, Portfolio Manager of Eurovest SA (French registered investment company, SICAV).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisors, LLC, which is an affiliate of the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1996. He currently serves as a Max L. Hines Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1996. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Mutual Financial Services Fund

Investment Manager
Franklin Mutual Advisers, LLC
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com
Shareholder Services
(800) 632-2301 - (Class A, C & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

©2018 Franklin Templeton Investments. All rights reserved.	479 A 02/18

Annual Report and Shareholder Letter December 31, 2017

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Franklin Mutual International Fund Shareholder:

Securities markets benefited from a confluence of positive economic, financial and political trends during 2017. The global economy entered a synchronized pace of modest and steady growth, corporate earnings strengthened in the US, Europe and Japan, and US equity market volatility remained at historically low levels. A number of political risks identified at the start of 2017, such as the success of far-right parties in Europe, Brexit negotiations and the Trump administration’s ability to enact its policy agenda, also dissipated or became less immediate for investors as the year progressed. For the year ended December 31, 2017, international stocks, as measured by the MSCI All Country World Index (ACWI) ex USA Net Return (Local Currency), produced a +18.24% total return.1 Stocks in global developed markets, as measured by the MSCI World Index, returned +23.07% and investment-grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, posted a +3.54% total return.1

In many equity markets, the trend of growth stocks outpacing value stocks continued. The MSCI World Growth Index returned +28.49%, while the MSCI World Value Index returned +17.95%.1 The difference in performance was driven in part by a rally in information technology stocks. In addition, MSCI World Value Index has components that we believe are facing disruption from new technology (e.g., the rapid market share shift to online retailing from traditional bricks and mortar retailers that are often labeled as value stocks). Exacerbating the disruption is the reality that many new technology companies are able to innovate without the need to show immediate profits.

We do not know how long these trends will continue, but historically, periods of strong performance by growth stocks

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

have eventually been followed by relatively weaker performance. Given that unemployment has continued to decline in most developed markets and the US Federal Reserve has taken its first steps toward monetary normalization, value-oriented stocks may become more attractive to investors, particularly within cyclical sectors of the equity markets such as industrials, consumer discretionary and financials.

A stellar 2017 for equity markets also pushed up common valuation metrics, such as price-to-earnings. Valuation is a critical factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. We remain committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Although the investment landscape appears favorable as we enter 2018, it is worth remembering that securities markets are dynamic and constantly evolving. Therefore, we believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Mutual International Fund

This annual report for Franklin Mutual International Fund covers the fiscal year ended December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of non-US issuers, primarily Asian and European companies. The investment manager focuses the Fund’s investments on securities believed to be available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stocks, with a current focus on mid- and large-cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Geographic Composition bar chart on page 4 lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares delivered a +13.99% cumulative total return for the 12 months ended December 31, 2017. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Net Return (Local Currency), which is a free float-adjusted,1 market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, generated a +18.24% total return.2 Also for comparison, the Fund’s secondary benchmark, the MSCI ACWI ex USA Net Return (US dollar) posted a +27.19% total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period under review. In this environment, global developed and emerging market stocks generated a +24.62% total return, as measured by the MSCI All Country World Index.2 Global markets were aided by price gains in oil and other commodities, generally upbeat economic data across regions, the European Central Bank’s (ECB’s) extension of its monetary easing program, and investor optimism about pro-growth and pro-business policies in the US. The prospect for reforms in the European Union (EU) with Emmanuel Macron’s election as France’s president, encouraging corporate earnings reports and the passage of the US tax reform bill also supported global stocks.

However, global markets reflected investor concerns about the terms of the UK’s exit from the EU, political uncertainty in the US and the EU, and geopolitical tensions in the Korean peninsula and other regions. Other concerns included the health of European banks, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and comments from key central bankers around the world about potentially raising interest rates.

After strengthening in 2017’s second and third quarters, the US economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The unemployment rate decreased from 4.7% in December 2016, as reported at the beginning of the 12-month period, to 4.1% at

1. A “free float-adjusted” index means that companies with larger proportions of their shares being actively traded, rather than being held by company insiders, governments or cross held by other companies, receive higher weightings within the index.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

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period-end.3 Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, as reported at the beginning of the 12-month period, and while it varied over the 12-month period, remained unchanged at period-end.3 The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times during the period, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed confirmed that the monthly balance sheet reduction would increase from US$10 billion to US$20 billion beginning in January 2018.

In Europe, the UK’s economic growth moderated in 2017 compared to 2016, largely due to slower growth in the services sector. In November, the Bank of England raised its key policy rate 0.25%, its first increase in a decade. The eurozone’s growth accelerated in 2017’s second and third quarters, but moderated in the fourth quarter. However, the eurozone’s 2017 economic growth rate of 2.5% was the fastest in a decade.4 The bloc’s annual inflation rate, while low, ended higher than in December 2016. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s quarterly gross domestic product (GDP) grew for the seventh consecutive quarter, although third-quarter 2017 growth was lower than the previous quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew for the third consecutive quarter, although third-quarter 2017 growth slowed from the previous quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s GDP grew in 2017’s first three quarters compared to the prior-year periods, amid the Bank of Russia’s continued policy support. China’s GDP grew faster in 2017 than in 2016, supported by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, produced a substantial +37.75% total return during the period.2

Geographic Composition*

Based on Total Net Assets as of 12/31/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are attracted to what we believe are fundamentally

3. Source: Bureau of Labor Statistics.

4. Source: Eurostat.

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strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In 2017, an improving economic and political backdrop helped drive most equity markets higher. The positive performances were broad based, spanning across most regions and sectors, and complemented by minimal volatility. Global markets were aided by generally upbeat economic data, improved corporate earnings in the US, Europe and Japan, as well as improved industrial commodity prices, most notably crude oil. In addition, the most significant political risks identified by investors heading into 2017 failed to materialize.

In the US, markets began 2017 rallying as investors hoped that a Republican sweep of US elections in November 2016 would lead to a general loosening in regulations and tax reform, including lower corporate tax rates. Although the Trump administration’s policy agenda was hindered by political gridlock, efforts to loosen federal regulations yielded some results and tax reform legislation was finally passed in late December. Improving economic activity and corporate earnings appeared to be the most meaningful equity market catalysts during much of 2017.

European equity markets started 2017 slowly, but positive political events and improved economic data fueled strong performances during the period. Elections in Europe produced outcomes generally regarded as positive economically as far-right parties largely failed to gain political power in national elections. Investors were particularly encouraged by the presidential election outcome in France. The reform-minded, centrist candidate, Emmanuel Macron, won the French presidential election in May and quickly began to push his agenda, most notably labor decrees giving employers in France greater freedom in negotiating contracts directly with workers. Amid all the positive events, the UK remained the most significant outlier. In the UK, a June 2017 snap election resulting in no party having a majority in Parliament appeared to make a “hard Brexit,” in which the UK leaves the European Union (EU) in March 2019 without a negotiated deal, even more likely than before. Although the UK and EU appeared to make some progress late in the year, the snap election results left the Conservative Party in a precarious position and with the risk of another election in the near future.

While inflation remains generally subdued in developed markets, economic conditions, particularly tighter labor markets, may lead to gradual price level increases, providing major central banks with justification to incrementally move away from their expansive monetary policies. We concur with the general investor view that monetary policy is not likely to change significantly when Federal Reserve (Fed) Governor Jerome Powell assumes his role as the next Fed Chair in February 2018, although some loosening in financial regulation is possible. At the same time, the ECB’s caution in scaling back its quantitative easing program means monetary policy will likely remain relatively accommodative in 2018. In Asia, we believe that the Bank of Japan has not been following through

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with as much quantitative easing as planned, and China has been tightening.

If the constructive backdrop as of period-end persists, it is likely to be a tailwind for equity markets. However, we are also highly cognizant of elevated levels of overall equity market valuations, such as price-to-earnings, price-to-book or price-to-sales, relative to most historical benchmarks. Elevated valuation levels may raise the overall risk profile of equity markets, particularly should the backdrop change due to some geopolitical event, greater-than-expected interest rate hikes, or other unexpected factors.

The Fund’s financials sector exposure increased significantly during the year, due to a combination of performance among the Fund’s sector positions and our investments in the sector.5 The Top Ten Sectors/Industries table on this page lists insurance, banks and other leading industries in which the Fund currently invests.

Although returns at foreign banks have been under pressure from a combination of low interest rates, anemic credit growth and greater regulatory capital and liquidity requirements, we think more investment opportunities are likely to be found abroad. We believe the regulatory and rate cycles are turning, which will likely create opportunities among European banks. Some European banks have recently adjusted their business models, a process that took place in the US more than five years ago, which gives investors greater clarity on future opportunities. However, the uncertainty of Brexit negotiations still hangs over the UK.

In China, efforts to rein in the financial system due to the rapid growth in debt and to shift the economy’s leading driver of growth from capital investment toward domestic consumption, have picked up steam. As part of the process, more bankruptcies among state-owned enterprises, local government financing vehicles and small banks are possible, in our view. Although the current environment for China’s lenders is filled with uncertainty, we believe China will be in much better shape in time. At the same time, life insurers are likely to benefit from tighter liquidity conditions which may help foster higher investment returns. Demand for life insurance has been growing at a rapid pace in China as the quality of life has been improving and consumers have been looking to create a stronger safety net given the trends in mortality and morbidity.

Although the Japanese banking industry is challenged by very low margins, the life insurance industry has survived a period

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/17

% of Total Net Assets
Insurance	17.0%
Banks	9.6%
Oil, Gas & Consumable Fuels	6.5%
Pharmaceuticals	4.8%
Auto Components	4.6%
Automobiles	4.3%
Diversified Telecommunication Services	4.0%
Hotels, Restaurants & Leisure	3.8%
Internet Software & Services	2.9%
IT Services	2.9%

of negative interest rates, and we believe would benefit meaningfully if rates at the long end of the yield curve were allowed to move higher. We see this as more likely than a move in overnight rates.

Fund Performance

Turning to Fund performance, top positive contributors included Netherlands-based insurer ASR Nederland, India-based mortgage finance company Indiabulls Housing Finance and South Korea-based Samsung Electronics. ASR Nederland is listed among the Fund’s largest positions in the Top 10 Equity Holdings table on page 7.

Shares of ASR Nederland steadily rose during most of the period, aided by a series of solid quarterly results. Operating results were aided by ASR Nederland’s efforts to increase the investment risk of its portfolio by shifting invested insurance policy premiums from traditional fixed income securities to equities and other assets with higher historical returns. In February 2017, ASR Nederland announced it would increase its dividend and repurchase shares on offer from the Dutch government, shares the government had acquired during the 2008 financial crisis. The company announced an additional share buyback plan in May 2017. In our view, the buybacks demonstrated ASR Nederland’s strong capital position.

Indiabulls Housing Finance is India’s third largest mortgage financing company. We initiated a position when investors were concerned about the impact on Indiabulls of the Indian government’s 2016 recall of 500- and 1,000-rupee notes, despite the company’s business being essentially cashless. Indiabulls has continued to execute well in a favorable environment as the government has created effective interest

5. The financials sector comprises banks, capital markets, consumer finance, diversified financial services, insurance, and thrifts and mortgage finance in the SOI.

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Top 10 Equity Holdings
12/31/17

Company Sector/Industry, Country	% of Total Net Assets
China Longyuan Power Group Corp.	2.8%
Independent Power & Renewable Electricity Producers, China
Volkswagen AG	2.7%
Automobiles, Germany
Coca-Cola Bottlers Japan Holdings Inc.	2.7%
Beverages, Japan
ASR Nederland NV	2.7%
Insurance, Netherlands
Enel SpA	2.5%
Electric Utilities, Italy
Accor SA	2.5%
Hotels, Restaurants & Leisure, France
Koninklijke Philips NV	2.2%
Health Care Equipment & Supplies, Netherlands
Metro Pacific Investments Corp.	2.2%
Diversified Financial Services, Philippines
Novartis AG	2.1%
Pharmaceuticals, Switzerland
NN Group NV	2.1%
Insurance, Netherlands

rates of well below 3% for borrowers in the affordable housing segment, the company’s area of focus. Investors also reacted positively to credit rating upgrades in 2017 as they help reduce the company’s cost of borrowing and boost profitability.

Samsung Electronics is a low cost provider of dynamic random-access memory and flash memory products, smartphones, consumer electronics and other goods. For investors, Samsung’s solid operating results outweighed both the conviction of Samsung vice chairman Jay Y. Lee for his involvement in a government bribery scandal and escalating tensions between North Korea and the international community. Samsung reported strong sales in its core businesses, including memory chips and OLED (organic light-emitting diode) displays. Sales of its newest generation of smartphones during 2017 exceeded market expectations. Shareholder- friendly actions also boosted shares of Samsung, including a plan to cancel existing treasury shares held by the company and the announcement of significant dividend increases in 2017 and 2018.

During the period under review, Fund investments that detracted from performance included Israel-based pharmaceutical services provider Teva Pharmaceuticals,6 Japan-based residential developer Takara Leben and China-based consumer finance company Qudian.

Teva Pharmaceutical Industries experienced a challenging year. In January 2017, Teva provided lower earnings guidance and a US federal court invalidated four patents for the company’s top-selling multiple sclerosis drug Copaxone. The resignations of Teva’s chief executive officer (CEO) and chief financial officer in the first half of 2017 further hindered Teva’s stock price. In the second half of the year, weak operating results, a dividend cut and a debt rating downgrade escalated investor concerns.

Takara Leben is a midsized condominium developer in Japan that has been rapidly expanding its solar farm capacity. The stock price dropped in the first quarter of 2017 after investors reacted sharply to a small downward adjustment to fiscal year revenue guidance due to a delay in the sales of solar power plants. We believe Takara has not been utilizing its cost advantage in the residential real estate market to the fullest extent. In our view, Takara has also failed to accelerate the completion of units in a favorable market environment. Moreover, we do not believe it has been selling solar assets at full value. Consequently, we exited the position by period-end.

Qudian, China’s largest online microlender, went public in the US in October 2017. A number of subsequent events, which we believe were misunderstood by the market, drove the share price down. China’s government suspended regulatory approvals of new internet microlending licenses, elevating a barrier to entry and improving the position of this established low cost leader, in our view. Alipay, a Chinese internet payments platform, announced an interest rate cap of 24%; the rate cap effectively takes Alipay out of the market for customers underwritten by Qudian who would not qualify for loans at 24%. Subsequently, China’s government prohibited unlicensed lending and capped borrowing costs to 36%, the same cap level implemented by Qudian in April 2017. Although it is possible Qudian could see a short-term increase in bad debts from a credit crunch in the unsecured consumer credit market, we see the regulatory changes as a long-term positive move. Qudian is among the most established microlenders with strong brand recognition and operational performance.

6. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-US dollar investments. The currency forwards and futures had a negative impact on the Fund’s performance because of the depreciation of the US dollar versus the hedged currencies.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Philippe Brugere-Trelat, Executive Vice President and Portfolio Manager with Franklin Mutual Series, has decided to retire in 2018. We are grateful for Mr. Brugere-Trelat’s many years of service to the firm. In preparation for Mr. Brugere-Trelat’s retirement, Timothy Rankin, portfolio manager and research analyst for Franklin Mutual Advisers will be added as a co-lead portfolio manager for Franklin Mutual International Fund effective January 1, 2018, joining current co-lead portfolio managers Andrew Sleeman and Philippe Brugere-Trelat. Effective May 1, 2018, Mr. Brugere-Trelat will step down as portfolio manager and remain with the firm in a consulting capacity until later in 2018 when he will officially retire.

Thank you for your participation in Franklin Mutual International Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Philippe Brugere-Trelat has been a co-portfolio manager for Franklin Mutual International Fund since 2009. Mr. Brugere-Trelat has also served as lead portfolio manager for Franklin Mutual European Fund since 2005 and as portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been a member of the management team of the Franklin Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Andrew Sleeman has been a co-portfolio manager for Franklin Mutual International Fund since 2009. He has also served as lead portfolio manager for Franklin Mutual Financial Services Fund since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

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Performance Summary as of December 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]

Z
1-Year	+13.99%		+13.99%
5-Year	+38.91%		+6.79%
Since Inception (5/1/09)	+112.29%		+9.07%

A
1-Year	+13.67%		+7.13%
5-Year	+36.99%		+5.24%
Since Inception (5/1/09)	+107.10%		+8.02%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class Z (5/1/09–12/31/17)

Class A (5/1/09–12/31/17)

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/17–12/31/17)

Share Class	Net Investment Income
Z	$0.3501
A	$0.3059
C	$0.1892
R	$0.2940
R6	$0.3684

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver
Z	0.97%	1.22%
A	1.22%	1.47%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 4/30/19. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. the MSCI ACWI ex USA Net Return (Local Currency and US dollar) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
Z	$1,000	$1,047.00	$ 5.93	$1,019.41	$ 5.85	1.15%
A	$1,000	$1,045.00	$ 7.22	$1,018.15	$ 7.12	1.40%
C	$1,000	$1,041.30	$11.06	$1,014.37	$10.92	2.15%
R	$1,000	$1,044.50	$ 8.30	$1,017.09	$ 8.19	1.61%
R6	$1,000	$1,047.40	$ 5.26	$1,020.06	$ 5.19	1.02%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights

	Year Ended December 31,
	2017	2016	2015	2014	2013

Class Z

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$14.32	$14.17	$14.59	$15.90	$13.58

Income from investment operations[a]:
Net investment income[b]	0.21	0.27 [c]	0.18 [d]	0.30 [e]	0.24
Net realized and unrealized gains (losses)	1.78	0.20	(0.17)	(0.57)	2.42

Total from investment operations	1.99	0.47	0.01	(0.27)	2.66
Less distributions from:
Net investment income	(0.35)	(0.27)	(0.16)	(0.43)	(0.24)
Net realized gains	—	(0.05)	(0.27)	(0.61)	(0.10)

Total distributions	(0.35)	(0.32)	(0.43)	(1.04)	(0.34)
Net asset value, end of year.	$15.96	$14.32	$14.17	$14.59	$15.90

Total return	13.99%	3.34%	0.15%	(1.63)%	19.71%

Ratios to average net assets
Expenses before waiver and payments by affiliates[f]	1.17%	1.22%	1.24%	1.39%	1.49%
Expenses net of waiver and payments by affiliates[f,g]	1.16%	1.17%	1.15%	1.16%	1.17%
Expenses incurred in connection with securities sold short	—%	—%	—%	—% [h]	—%
Net investment income	1.41%	2.07% [c]	1.26% [d]	1.78% [e]	1.64%

Supplemental data
Net assets, end of year (000’s)	$86,274	$40,875	$49,963	$19,940	$14,732
Portfolio turnover rate	38.77%	24.87%	28.64%	54.78%	41.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.71%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.27%.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hRounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$14.25	$14.10	$14.54	$15.84	$13.54

Income from investment operations[a]:
Net investment income[b]	0.18	0.24 [c]	0.15 [d]	0.26 [e]	0.20
Net realized and unrealized gains (losses)	1.78	0.19	(0.19)	(0.57)	2.41

Total from investment operations	1.96	0.43	(0.04)	(0.31)	2.61

Less distributions from:
Net investment income	(0.31)	(0.23)	(0.13)	(0.38)	(0.21)
Net realized gains	—	(0.05)	(0.27)	(0.61)	(0.10)

Total distributions	(0.31)	(0.28)	(0.40)	(0.99)	(0.31)

Net asset value, end of year	$15.90	$14.25	$14.10	$14.54	$15.84

Total return[f]	13.67%	3.14%	(0.20)%	(1.89)%	19.34%

Ratios to average net assets
Expenses before waiver and payments by affiliates[g]	1.42%	1.47%	1.52%	1.69%	1.79%
Expenses net of waiver and payments by affiliates[g,h]	1.41%	1.42%	1.43%	1.46%	1.47%
Expenses incurred in connection with securities sold short	—%	—%	—%	—% [i]	—%
Net investment income	1.16%	1.82% [c]	0.98% [d]	1.48% [e]	1.34%

Supplemental data
Net assets, end of year (000’s)	$82,965	$82,626	$110,591	$39,810	$35,319
Portfolio turnover rate	38.77%	24.87%	28.64%	54.78%	41.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.38%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.43%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.97%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$14.08	$13.92	$14.38	$15.68	$13.41

Income from investment operations[a]:
Net investment income[b]	0.08	0.15 [c]	0.04 [d]	0.15 [e]	0.10
Net realized and unrealized gains (losses)	1.72	0.18	(0.18)	(0.56)	2.38

Total from investment operations	1.80	0.33	(0.14)	(0.41)	2.48

Less distributions from:
Net investment income	(0.19)	(0.12)	(0.05)	(0.28)	(0.11)
Net realized gains	—	(0.05)	(0.27)	(0.61)	(0.10)

Total distributions	(0.19)	(0.17)	(0.32)	(0.89)	(0.21)

Net asset value, end of year	$15.69	$14.08	$13.92	$14.38	$15.68

Total return[f]	12.79%	2.44%	(0.93)%	(2.58)%	18.54%

Ratios to average net assets
Expenses before waiver and payments by affiliates[g]	2.17%	2.22%	2.24%	2.39%	2.49%
Expenses net of waiver and payments by affiliates[g,h]	2.16%	2.17%	2.15%	2.16%	2.17%
Expenses incurred in connection with securities sold short	—%	—%	—%	—% [i]	—%
Net investment income	0.41%	1.07% [c]	0.26% [d]	0.78% [e]	0.64%

Supplemental data
Net assets, end of year (000’s)	$29,109	$25,860	$34,611	$14,794	$14,198
Portfolio turnover rate	38.77%	24.87%	28.64%	54.78%	41.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.63%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.29)%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.27%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iRounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016	2015	2014	2013

Class R

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.19	$14.05	$14.51	$15.83	$13.54
Income from investment operations[a]:
Net investment income[b]	0.10	0.20 [c]	0.04 [d]	0.18 [e]	0.15
Net realized and unrealized gains (losses)	1.80	0.20	(0.10)	(0.52)	2.43
Total from investment operations	1.90	0.40	(0.06)	(0.34)	2.58
Less distributions from:
Net investment income	(0.29)	(0.21)	(0.13)	(0.37)	(0.19)
Net realized gains	—	(0.05)	(0.27)	(0.61)	(0.10)
Total distributions	(0.29)	(0.26)	(0.40)	(0.98)	(0.29)
Net asset value, end of year	$15.80	$14.19	$14.05	$14.51	$15.83

Total return	13.43%	2.90%	(0.38)%	(2.13)%	19.13%

Ratios to average net assets
Expenses before waiver and payments by affiliates[f]	1.64%	1.72%	1.74%	1.89%	1.99%
Expenses net of waiver and payments by affiliates[f,g]	1.63%	1.67%	1.65%	1.66%	1.67%
Expenses incurred in connection with securities sold short	—%	—%	—%	—% [h]	—%
Net investment income	0.94%	1.57% [c]	0.76% [d]	1.28% [e]	1.14%

Supplemental data
Net assets, end of year (000’s)	$1,867	$694	$662	$112	$90
Portfolio turnover rate	38.77%	24.87%	28.64%	54.78%	41.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.21%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.77%.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016	2015	2014	2013[a]
Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.32	$14.17	$14.59	$15.87	$14.26
Income from investment operations[b]:
Net investment income[c]	0.24	0.33 [d]	0.22 [e]	— [f,g]	0.15
Net realized and unrealized gains (losses)	1.78	0.17	(0.20)	(0.22)	1.83
Total from investment operations	2.02	0.50	0.02	(0.22)	1.98
Less distributions from:
Net investment income	(0.37)	(0.30)	(0.17)	(0.45)	(0.27)
Net realized gains	—	(0.05)	(0.27)	(0.61)	(0.10)
Total distributions	(0.37)	(0.35)	(0.44)	(1.06)	(0.37)
Net asset value, end of year	$15.97	$14.32	$14.17	$14.59	$15.87

Total return[h]	14.11%	3.58%	0.23%	(1.46)%	14.09%

Ratios to average net assets[i]
Expenses before waiver and payments by affiliates[j]	1.03%	1.06%	1.06%	1.24%	2.89%
Expenses net of waiver and payments by affiliates[j,k]	1.01%	1.00%	1.02%	1.00%	1.00%
Expenses incurred in connection with securities sold short	—%	—%	—%	—% [l]	—%
Net investment income	1.56%	2.24% [d]	1.39% [e]	1.94% [f]	1.81%

Supplemental data
Net assets, end of year (000’s)	$25,697	$16,687	$23,793	$19,398	$6
Portfolio turnover rate	38.77%	24.87%	28.64%	54.78%	41.47%
aFor the period May 1, 2013 (commencement of operations) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.84%.

fNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.42%.

gAmount rounds to less than $0.01 per share.

hTotal return is not annualized for periods less than one year.

iRatios are annualized for periods less than one year.

jIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

kBenefit of expense reduction rounds to less than 0.01%.

lRounds to less than 0.01%.

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

Statement of Investments, December 31, 2017

	Country	Shares	Value
Common Stocks 90.8%
Auto Components 3.0%
Cie Generale des Etablissements Michelin, B	France	20,766	$2,978,594
Toyo Tire & Rubber Co. Ltd.	Japan	189,100	3,906,685

			6,885,279

Automobiles 1.6%
Peugeot SA	France	176,908	3,598,770

Banks 9.6%
AIB Group PLC	Ireland	370,005	2,441,626
Barclays PLC	United Kingdom	1,504,914	4,127,624
HSBC Holdings PLC	United Kingdom	388,429	4,022,804
Shinsei Bank Ltd.	Japan	223,800	3,870,843
Societe Generale SA	France	65,741	3,395,614
[a]Standard Chartered PLC	United Kingdom	366,605	3,862,135

			21,720,646

Beverages 2.7%
Coca-Cola Bottlers Japan Holdings Inc.	Japan	165,515	6,044,232

Capital Markets 2.2%
Credit Suisse Group AG	Switzerland	171,599	3,064,425
[a]Guotai Junan Securities Co. Ltd.	China	852,864	1,899,414

			4,963,839

Communications Equipment 1.2%
Nokia OYJ, A	Finland	356,803	1,666,991
Nokia OYJ, ADR	Finland	227,640	1,060,803

			2,727,794

Construction Materials 1.4%
LafargeHolcim Ltd., B	Switzerland	57,170	3,224,192

Consumer Finance 2.6%
[b]Hoist Finance AB, 144A	Sweden	240,641	2,706,155
[a]Qudian Inc., ADR	China	110,432	1,384,817
Sun Hung Kai & Co. Ltd.	Hong Kong	2,877,748	1,837,993

			5,928,965

Diversified Financial Services 2.2%
Metro Pacific Investments Corp.	Philippines	36,164,200	4,953,059

Diversified Telecommunication Services 4.0%
China Telecom Corp. Ltd., H	China	4,038,538	1,922,904
Hellenic Telecommunications Organization SA	Greece	269,294	3,715,638
Koninklijke KPN NV	Netherlands	969,692	3,383,274

			9,021,816

Electric Utilities 2.5%
Enel SpA	Italy	931,370	5,732,558

Equity Real Estate Investment Trusts (REITs) 1.4%
Hibernia REIT PLC	Ireland	1,741,347	3,184,045

Food & Staples Retailing 0.5%
Carrefour SA	France	51,600	1,116,851

Health Care Equipment & Supplies 2.2%
Koninklijke Philips NV	Netherlands	133,508	5,052,169

franklintempleton.com	Annual Report	19

FRANKLIN MUTUAL INTERNATIONAL FUND

STATEMENT OF INVESTMENTS

	Country	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure 3.8%
Accor SA	France	110,379	$5,694,607
Sands China Ltd.	Hong Kong	546,000	2,819,855

			8,514,462

Household Durables 2.5%
[a]Cairn Homes PLC	Ireland	1,056,000	2,476,963
[a,b]Neinor Homes SA, 144A	Spain	139,204	3,056,411

			5,533,374

Independent Power & Renewable Electricity Producers 2.8%
China Longyuan Power Group Corp.	China	9,019,000	6,418,354

Insurance 17.0%
Ageas	Belgium	89,259	4,360,290
ASR Nederland NV	Netherlands	145,680	5,996,064
China Pacific Insurance Group Co. Ltd., H	China	879,045	4,224,852
Direct Line Insurance Group PLC	United Kingdom	839,181	4,325,699
Lancashire Holdings Ltd.	United Kingdom	388,658	3,579,567
NN Group NV	Netherlands	110,515	4,789,364
RSA Insurance Group PLC	United Kingdom	389,405	3,326,140
[a]Sabre Insurance Group PLC	United Kingdom	719,206	2,641,805
T&D Holdings Inc.	Japan	162,633	2,781,149
XL Group Ltd.	Bermuda	68,774	2,418,094

			38,443,024

Internet Software & Services 2.9%
[a]Baidu Inc., ADR	China	13,631	3,192,516
Yahoo Japan Corp.	Japan	734,600	3,370,353

			6,562,869

IT Services 2.9%
Cognizant Technology Solutions Corp., A	United States	44,480	3,158,970
Infosys Ltd.	India	204,636	3,340,240

			6,499,210

Media 1.7%
Clear Media Ltd.	Hong Kong	2,283,000	2,270,479
Sky PLC	United Kingdom	117,011	1,599,137

			3,869,616

Metals & Mining 0.8%
thyssenkrupp AG	Germany	58,392	1,696,472

Multi-Utilities 0.8%
innogy SE	Germany	43,342	1,699,157

Oil, Gas & Consumable Fuels 6.5%
BP PLC	United Kingdom	566,355	3,997,788
Crescent Point Energy Corp.	Canada	371,100	2,828,047
JXTG Holdings Inc.	Japan	597,808	3,856,826
Royal Dutch Shell PLC, B	United Kingdom	117,500	3,980,434

			14,663,095

Pharmaceuticals 4.8%
GlaxoSmithKline PLC	United Kingdom	181,719	3,245,447
Novartis AG	Switzerland	57,144	4,832,622
Sanofi	France	31,929	2,752,460

			10,830,529

20	Annual Report	franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

STATEMENT OF INVESTMENTS

	Country	Shares	Value

Common Stocks (continued)
Specialty Retail 1.2%
Hornbach Holding AG & Co. KGaA	Germany	31,290	$2,778,840

Technology Hardware, Storage & Peripherals 1.5%
Samsung Electronics Co. Ltd.	South Korea	1,424	3,399,323

Thrifts & Mortgage Finance 1.2%
Indiabulls Housing Finance Ltd.	India	139,156	2,608,303

Trading Companies & Distributors 1.4%
Rexel SA	France	180,233	3,269,603

Wireless Telecommunication Services 1.9%
Vodafone Group PLC	United Kingdom	1,324,860	4,204,519

Total Common Stocks (Cost $181,732,164)			205,144,965

Preferred Stocks 4.3%
Auto Components 1.6%
[c] Schaeffler AG, 3.382%, pfd	Germany	195,008	3,459,255

Automobiles 2.7%
[c] Volkswagen AG, 1.238%, pfd	Germany	30,491	6,089,258

Total Preferred Stocks (Cost $8,031,664)			9,548,513

Total Investments before Short Term Investments (Cost $189,763,828)			214,693,478

		Principal Amount
Short Term Investments 5.8%
U.S. Government and Agency Securities 5.8%
[d] FHLB, 1/02/18	United States	$2,800,000	2,800,000
[d] U.S. Treasury Bill,
1/04/18	United States	3,000,000	2,999,812
1/02/18 - 1/11/18	United States	2,370,000	2,369,707
1/25/18	United States	3,000,000	2,997,652
[e] 4/05/18 - 4/12/18	United States	2,000,000	1,992,578

Total U.S. Government and Agency Securities (Cost $13,160,130)			13,159,749

Total Investments (Cost $202,923,958) 100.9%			227,853,227
Other Assets, less Liabilities (0.9)%			(1,941,871)

Net Assets 100.0%			$225,911,356

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2017, the aggregate value of these securities was $5,762,566, representing 2.6% of net assets.

cVariable rate security. The rate shown represents the yield at period end.

dThe security was issued on a discount basis with no stated coupon rate.

eA portion or all of the security has been segregated as collateral for open forward exchange contracts. At December 31, 2017, the aggregate value of these securities pledged amounted to $1,742,544, representing 0.8% of net assets.

franklintempleton.com	Annual Report	21

FRANKLIN MUTUAL INTERNATIONAL FUND

STATEMENT OF INVESTMENTS

At December 31, 2017, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	137	$20,679,294	3/19/18	$(364,565)
GBP/USD	Short	68	5,761,725	3/19/18	(17,391)

Total Futures Contracts					$(381,956)

*As of period end.

At December 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Buy	1,047,973	$1,236,399	1/12/18	$22,070	$—
Euro	HSBK	Buy	83,067	98,826	1/12/18	926	—
Euro	HSBK	Sell	11,257,885	12,957,150	1/12/18	—	(561,990)
Euro	SSBT	Buy	724,881	857,566	1/12/18	12,914	—
Euro	UBSW	Buy	55,070	65,335	1/12/18	797	—
Euro	UBSW	Sell	11,258,190	12,952,154	1/12/18	—	(567,353)
South Korean Won	HSBK	Buy	3,012,767,516	2,699,512	1/12/18	123,792	—
South Korean Won	HSBK	Sell	3,849,925,032	3,423,360	1/12/18	—	(184,456)
South Korean Won	UBSW	Sell	2,770,546,484	2,466,169	1/12/18	—	(130,147)
British Pound	BOFA	Buy	13,395	17,893	1/16/18	208	—
British Pound	BOFA	Buy	54,489	73,730	1/16/18	—	(99)
British Pound	BOFA	Sell	2,421,419	3,172,433	1/16/18	—	(99,662)
British Pound	BONY	Sell	1,219,618	1,577,223	1/16/18	—	(70,862)
British Pound	SSBT	Buy	59,450	79,555	1/16/18	780	—
British Pound	SSBT	Sell	33,487	43,826	1/16/18	—	(1,425)
British Pound	UBSW	Buy	59,797	80,992	1/16/18	—	(188)
British Pound	UBSW	Buy	150,000	201,757	1/16/18	940	—
British Pound	UBSW	Sell	1,219,612	1,575,739	1/16/18	—	(72,339)
Euro	BOFA	Sell	14,999	18,086	1/26/18	58	—
Euro	BOFA	Sell	5,192,849	6,105,530	1/26/18	—	(135,866)
Euro	BONY	Sell	131,973	157,116	1/26/18	—	(1,505)
Euro	HSBK	Sell	1,543,407	1,813,740	1/26/18	—	(41,313)
Euro	SSBT	Sell	587,590	707,649	1/26/18	1,412	—
Euro	SSBT	Sell	730,807	872,062	1/26/18	—	(6,311)
Euro	UBSW	Sell	1,164,457	1,368,621	1/26/18	—	(30,964)
Swedish Krona	SSBT	Buy	461,000	55,065	1/29/18	1,246	—
Swedish Krona	SSBT	Sell	581,620	69,220	1/29/18	—	(1,825)
Swedish Krona	SSBT	Sell	786,000	96,211	1/29/18	203	—
Swedish Krona	UBSW	Sell	863,980	103,669	1/29/18	—	(1,865)
Swedish Krona	UBSW	Sell	19,761,661	2,419,368	1/29/18	5,522	—
Philippine Peso	BONY	Sell	8,000,000	160,578	2/08/18	488	—
Philippine Peso	BONY	Sell	232,781,028	4,581,795	2/08/18	—	(76,434)

22	Annual Report	franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
British Pound	BOFA	Sell	2,340,204	$3,109,736	2/14/18	$—	$(55,481)
British Pound	BONY	Sell	1,262,018	1,650,162	2/14/18	—	(56,767)
British Pound	HSBK	Sell	1,612,704	2,143,240	2/14/18	—	(38,005)
British Pound	SSBT	Sell	856,000	1,134,396	2/14/18	—	(23,377)
British Pound	UBSW	Sell	1,262,017	1,650,157	2/14/18	—	(56,771)
Euro	BONY	Sell	2,218,045	2,622,370	2/20/18	—	(47,245)
Euro	HSBK	Sell	198,951	241,566	2/20/18	2,111	—
Euro	SSBT	Sell	2,162,566	2,555,288	2/20/18	—	(47,552)
Japanese Yen	UBSW	Buy	15,627,122	139,157	2/20/18	—	(123)
Japanese Yen	UBSW	Buy	22,690,584	201,296	2/20/18	582	—
Japanese Yen	UBSW	Sell	1,848,780,122	16,499,231	2/20/18	50,650	—
Swiss Franc	UBSW	Sell	2,946,040	3,006,054	3/05/18	—	(31,660)
Euro	BOFA	Sell	723,464	859,848	4/10/18	—	(13,674)
Euro	HSBK	Sell	338,000	400,456	4/10/18	—	(7,651)
Euro	UBSW	Sell	338,000	400,527	4/10/18	—	(7,580)
Euro	BOFA	Sell	34,144	40,734	4/18/18	—	(514)
Euro	SSBT	Sell	34,144	40,733	4/18/18	—	(515)
Euro	UBSW	Sell	34,143	40,738	4/18/18	—	(508)
British Pound	BOFA	Sell	3,513,813	4,666,418	4/24/18	—	(97,789)
British Pound	HSBK	Sell	2,695,364	3,570,765	4/24/18	—	(83,748)
British Pound	UBSW	Sell	1,597,184	2,115,151	4/24/18	—	(50,392)
Euro	HSBK	Sell	3,210,021	3,788,297	5/07/18	—	(94,535)
Euro	UBSW	Sell	3,210,023	3,787,619	5/07/18	—	(95,216)
Euro	BOFA	Sell	6,624,836	7,899,116	5/21/18	—	(121,782)
Euro	SSBT	Sell	935,918	1,118,261	5/21/18	—	(14,884)
Euro	UBSW	Sell	6,738,835	8,032,044	5/21/18	—	(126,875)
British Pound	BOFA	Sell	477,304	643,982	5/24/18	—	(3,880)
British Pound	HSBK	Sell	270,681	364,655	5/24/18	—	(2,750)
British Pound	HSBK	Sell	284,308	386,264	5/24/18	362	—
British Pound	SSBT	Sell	4,390,606	5,855,904	5/24/18	—	(103,628)
British Pound	UBSW	Sell	1,568,400	2,116,344	5/24/18	—	(12,503)

Total Forward Exchange Contracts						$225,061	$(3,180,009)

Net unrealized appreciation (depreciation)							$(2,954,948)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 9 regarding other derivative information.

See Abbreviations on page 39.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$202,923,958

Value - Unaffiliated issuers	$227,853,227
Cash	37,848
Foreign currency, at value (cost $701,359)	703,750
Receivables:
Investment securities sold	204,992
Capital shares sold	376,893
Dividends and interest	488,386
Deposits with brokers for:
Futures contracts	417,030
Unrealized appreciation on OTC forward exchange contracts	225,061
Other assets	20

Total assets	230,307,207

Liabilities:
Payables:
Capital shares redeemed	439,504
Management fees	166,724
Distribution fees	85,143
Transfer agent fees	39,409
Trustees’ fees and expenses	315
Variation margin on futures contracts	149,600
Unrealized depreciation on OTC forward exchange contracts	3,180,009
Deferred tax	244,572
Accrued expenses and other liabilities	90,575

Total liabilities	4,395,851

Net assets, at value	$225,911,356

Net assets consist of:
Paid-in capital	$217,570,664
Distributions in excess of net investment income	(2,125,110)
Net unrealized appreciation (depreciation)	21,368,636
Accumulated net realized gain (loss)	(10,902,834)

Net assets, at value	$225,911,356

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FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2017

Class Z:
Net assets, at value	$86,274,337

Shares outstanding	5,404,749

Net asset value and maximum offering price per share	$15.96

Class A:
Net assets, at value	$82,964,516

Shares outstanding	5,219,318

Net asset value per share[a]	$15.90

Maximum offering price per share (net asset value per share ÷ 94.25%)	$16.87

Class C:
Net assets, at value	$29,109,395

Shares outstanding	1,855,174

Net asset value and maximum offering price per share[a]	$15.69

Class R:
Net assets, at value	$1,866,583

Shares outstanding	118,167

Net asset value and maximum offering price per share	$15.80

Class R6:
Net assets, at value	$25,696,525

Shares outstanding	1,608,859

Net asset value and maximum offering price per share	$15.97

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$4,925,761
Interest:
Unaffiliated issuers	133,048

Total investment income	5,058,809

Expenses:
Management fees (Note 3a)	1,722,703
Distribution fees: (Note 3c)
Class A	200,344
Class C	285,261
Class R	6,820
Transfer agent fees: (Note 3e)
Class Z	106,640
Class A	128,309
Class C	45,657
Class R	2,323
Class R6	3,568
Custodian fees (Note 4)	33,867
Reports to shareholders	37,089
Registration and filing fees	84,260
Professional fees	90,239
Trustees’ fees and expenses	5,677
Other	20,804

Total expenses	2,773,561
Expense reductions (Note 4)	(595)
Expenses waived/paid by affiliates (Note 3f)	(33,185)

Net expenses	2,739,781

Net investment income	2,319,028

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	3,442,564
Foreign currency transactions	17,757
Forward exchange contracts	(2,733,458)
Futures contracts	(2,009,534)

Net realized gain (loss)	(1,282,671)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	30,599,277
Translation of other assets and liabilities denominated in foreign currencies	30,806
Forward exchange contracts	(7,052,674)
Futures contracts	(553,890)
Change in deferred taxes on unrealized appreciation	(244,572)

Net change in unrealized appreciation (depreciation)	22,778,947

Net realized and unrealized gain (loss)	21,496,276

Net increase (decrease) in net assets resulting from operations	$23,815,304

*Foreign taxes withheld on dividends	$ 461,691
#Net of foreign taxes	$ 61,084

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FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,

	2017	2016

Increase (decrease) in net assets:
Operations:
Net investment income	$2,319,028	$3,170,309
Net realized gain (loss)	(1,282,671)	(7,943,873)
Net change in unrealized appreciation (depreciation)	22,778,947	6,339,210

Net increase (decrease) in net assets resulting from operations	23,815,304	1,565,646

Distributions to shareholders from:
Net investment income:
Class Z	(1,857,997)	(752,123)
Class A	(1,574,566)	(1,359,676)
Class C	(348,684)	(229,216)
Class R	(35,346)	(10,051)
Class R6	(569,536)	(334,768)
Net realized gains:
Class Z	—	(154,704)
Class A	—	(335,389)
Class C	—	(106,625)
Class R	—	(2,628)
Class R6	—	(63,007)

Total distributions to shareholders	(4,386,129)	(3,348,187)

Capital share transactions: (Note 2)
Class Z	39,322,326	(8,767,720)
Class A	(7,963,782)	(27,056,442)
Class C	226,100	(8,521,550)
Class R	1,060,015	24,758
Class R6	7,095,104	(6,772,837)

Total capital share transactions	39,739,763	(51,093,791)

Net increase (decrease) in net assets	59,168,938	(52,876,332)
Net assets:
Beginning of year	166,742,418	219,618,750

End of year	$225,911,356	$166,742,418

Distributions in excess of net investment income included in net assets:
End of year	$(2,125,110)	$(315,020)

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FRANKLIN MUTUAL INTERNATIONAL FUND

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual International Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions,

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NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting

Policies (continued)

c.  Derivative Financial Instruments (continued)

including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote OTC option contracts primarily to manage exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 9 regarding other derivative information.

d.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash

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NOTES TO FINANCIAL STATEMENTS

and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At December 31, 2017, the Fund had no securities sold short.

e.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

2.  Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	3,534,237	$54,797,744	1,418,415	$19,343,369
Shares issued in reinvestment of distributions	114,066	1,815,700	60,850	863,079
Shares redeemed	(1,098,953)	(17,291,118)	(2,150,864)	(28,974,168)
Net increase (decrease)	2,549,350	$39,322,326	(671,599)	$(8,767,720)
Class A Shares:
Shares sold	1,959,536	$30,501,176	1,936,625	$26,120,034
Shares issued in reinvestment of distributions	98,350	1,558,023	118,659	1,674,269
Shares redeemed	(2,635,900)	(40,022,981)	(4,099,974)	(54,850,745)
Net increase (decrease)	(578,014)	$(7,963,782)	(2,044,690)	$(27,056,442)
Class C Shares:
Shares sold	572,952	$8,653,851	363,847	$4,831,729
Shares issued in reinvestment of distributions	22,302	348,313	24,173	335,241
Shares redeemed	(577,334)	(8,776,064)	(1,036,433)	(13,688,520)
Net increase (decrease)	17,920	$226,100	(648,413)	$(8,521,550)
Class R Shares:
Shares sold	113,248	$1,751,799	28,370	$379,915
Shares issued in reinvestment of distributions	2,245	35,346	903	12,679
Shares redeemed	(46,246)	(727,130)	(27,458)	(367,836)
Net increase (decrease)	69,247	$1,060,015	1,815	$24,758
Class R6 Shares:
Shares sold	685,257	$10,863,178	371,903	$5,022,728
Shares issued in reinvestment of distributions	35,752	569,536	28,018	397,775
Shares redeemed	(277,679)	(4,337,610)	(913,622)	(12,193,340)
Net increase (decrease)	443,330	$7,095,104	(513,701)	$(6,772,837)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.   Management Fees

The Fund pays an investment management fee to Franklin Mutual of 0.875% per year of the average daily net assets of the Fund.

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b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$38,060
CDSC retained	$22,947

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2017, the Fund paid transfer agent fees of $286,497, of which $134,543 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Franklin Mutual and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses) for each class of the Fund do not exceed 1.17% and Class R6 does not exceed 1.01% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification,

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FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

3.  Transactions with Affiliates (continued)

f.  Waiver and Expense Reimbursements (continued)

reorganizations, and liquidations). Effective February 1, 2018, the expenses for each class of the Fund will be limited to 0.97% and Class R6 will be limited to 0.81% until April 30, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to May 1, 2017, expenses for Class R6 were limited to 0.99%.

g.  Other Affiliated Transactions

At December 31, 2017, one or more of the funds in Franklin Fund Allocator Series owned 7.2% of the Fund’s outstanding shares.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2017, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2017.	$315

[b]Increase in projected benefit obligation	$179

Benefit payments made to retired trustees	$(186)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS

6.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$ 5,601,773
Long term	8,348,899

Total capital loss carryforwards	$13,950,672

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016

Distributions paid from:
Ordinary income	$4,386,129	$2,686,549
Long term capital gain	—	661,638

	$4,386,129	$3,348,187

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$202,264,562

Unrealized appreciation	$ 35,213,926
Unrealized depreciation	(12,961,440)
Net unrealized appreciation (depreciation)	$ 22,252,486

Distributable earnings - undistributed ordinary income	$ 324,818

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $98,486,087 and $70,870,916, respectively.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

9.  Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$—	Variation margin on futures contracts	$381,956	[a]
	Unrealized appreciation on OTC forward exchange contracts	225,061	Unrealized depreciation on OTC forward exchange contracts	3,180,009

Totals		$225,061		$3,561,965

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Investments	$ (22,342)	[a]	Investments	$ —
	Forward exchange contracts	(2,733,458)		Forward exchange contracts	(7,052,674)
	Futures contracts	(2,009,534)		Futures contracts	(553,890)

Totals		$(4,765,334)			$(7,606,564)

aPurchased option contracts are included in net realized gain (loss) from investments in the Statement of Operations.

For the year ended December 31, 2017, the average month end notional amount of futures contracts and options represented $24,301,150, and $972,000, respectively. The average month end contract value of forward exchange contracts was $116,300,811.

At December 31, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$225,061	$3,180,009

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS

At December 31, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BOFA	$ 22,336	$ (22,336)	$ —	$ —	$ —
BONY	488	(488)	—	—	—
HSBK	127,191	(127,191)	—	—	—
SSBT	16,555	(16,555)	—	—	—
UBSW	58,491	(58,491)	—	—	—

Total	$225,061	$(225,061)	$ —	$ —	$ —

At December 31, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[a]	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BOFA	$ 528,747	$ (22,336)	$(300,864)	$ —	$205,547
BONY.	252,813	(488)	(128,539)	—	123,786
HSBK	1,014,448	(127,191)	(496,104)	—	391,153
SSBT	199,517	(16,555)	—	—	182,962
UBSW	1,184,484	(58,491)	(817,037)	—	308,956

Total	$3,180,009	$(225,061)	$(1,742,544)	$ —	$1,212,404

aSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 39.

10.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

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FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

10.  Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

11.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$214,693,478	$—	$—	$214,693,478
Short Term Investments	10,359,749	2,800,000	—	13,159,749

Total Investments in Securities	$225,053,227	$2,800,000	$—	$227,853,227

Other Financial Instruments:
Forward Exchange Contracts	$—	$225,061	$—	$225,061

Liabilities:
Other Financial Instruments:
Futures Contracts	$381,956	$—	$—	$381,956
Forward Exchange Contracts	—	3,180,009	—	3,180,009

Total Other Financial Instruments	$381,956	$3,180,009	$—	$3,561,965

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

12.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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NOTES TO FINANCIAL STATEMENTS

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar	REIT	Real Estate Investment Trust
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

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FRANKLIN MUTUAL INTERNATIONAL FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual International Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual International Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual International Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, MA

February 26, 2018

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FRANKLIN MUTUAL INTERNATIONAL FUND

Tax Information (unaudited)

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $4,285,106 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 21, 2017, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund, to Class Z, Class A, Class C, Class R and Class R6 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class Z	$0.0313	$0.2694	$0.2150
Class A	$0.0313	$0.2383	$0.1903
Class C	$0.0313	$0.1560	$0.1245
Class R	$0.0313	$0.2302	$0.1837
Class R6	$0.0313	$0.2826	$0.2255

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2018, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2017. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2017 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	14	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	40	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Vice Chairman	Trustee since 2002 and Vice Chairman since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B. J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	14	None

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications and consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Keith Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	14	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	40	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1998	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	40	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	153	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	American International Group, Inc. (AIG) Credit Facility Trust (2010-2011).

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; President and Chief Investment Officer, Franklin Advisory Services, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949) 101 John F. Kennedy Parkway Short Hills NJ 07078-2789	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of one of the investment companies in Franklin Templeton Investments; and formerly, Portfolio Manager of Eurovest SA (French registered investment company, SICAV).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisors, LLC, which is an affiliate of the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1996. He currently serves as a Max L. Hines Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1996. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

46	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL INTERNATIONAL FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Mutual International Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301 - (Class A, C, R & R6)

(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	373 A 02/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $557,692 for the fiscal year ended December 31, 2017 and $546,756 for the fiscal year ended December 31, 2016.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $4,544 the fiscal year ended December 31, 2017 and $5,504 for the fiscal year ended December 31, 2016. The services for which these fees were paid included identifying passive foreign investment company to manage exposure to tax liabilities.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $70,000 for the fiscal year ended December 31, 2017 and $74,500 for the fiscal year ended December 31, 2016. The services for which these fees were paid included technical tax consultation for withholding tax report to foreign governments, application of local country tax laws and tax advice.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $74,544 for the fiscal year ended December 31, 2017 and $80,004 for the fiscal year ended December 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures were ineffective due to a material weakness determination for the Franklin Mutual Quest Fund as a result of inaccurate financial data contained in two valuation models used to determine the fair value of management appraised investments. The impact of these errors was immaterial to previously issued financial statements and no changes to prior year reported amounts have been recorded. After December 31, 2017 and prior to the issuance of the Franklin Mutual Quest Fund’s annual report as of and for the period then ended, the error was corrected and the Registrant’s controls were enhanced to ensure proper valuation of such financial instruments.

(b) Changes in Internal Controls. Other than the enhancements to controls noted above, there have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By	/s/MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date	February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date	February 26, 2018

By	/s/ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and
Chief Accounting Officer

Date:	February 26, 2018